UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2667

Salomon Brothers Capital Fund Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.   REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

                                    [GRAPHIC]



December 31, 2003

ANNUAL
REPORT

[LOGO]

       Salomon Brothers Asset Management




Salomon Brothers Investment Series
--------------------------------------------------------------------------------





..  All Cap Value Fund

..  Balanced Fund

..  Capital Fund

..  International Equity Fund

..  Investors Value Fund

..  Large Cap Growth Fund

..  Small Cap Growth Fund


[LOGO]
   SALOMON
   BROTHERS
Asset Management

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

          Table of Contents



Letter from the Chairman...................................................   1

Salomon Brothers Investment Series

  All Cap Value Fund

    Manager Overview.......................................................   2

    Fund Performance.......................................................   4

  Balanced Fund

    Manager Overview.......................................................   5

    Fund Performance.......................................................   7

  Capital Fund

    Manager Overview.......................................................   8

    Fund Performance.......................................................  10

  International Equity Fund

    Manager Overview.......................................................  12

    Fund Performance.......................................................  14

  Investors Value Fund

    Manager Overview.......................................................  15

    Fund Performance.......................................................  18

  Large Cap Growth Fund

    Manager Overview.......................................................  20

    Fund Performance.......................................................  22

  Small Cap Growth Fund

    Manager Overview.......................................................  24

    Fund Performance.......................................................  26

Schedules of Investments...................................................  28

Statements of Assets and Liabilities.......................................  58

Statements of Operations...................................................  60

Statements of Changes in Net Assets........................................  62

Notes to Financial Statements..............................................  66

Financial Highlights.......................................................  82

Report of Independent Auditors.............................................  98

Additional Information.....................................................  99

Tax Information............................................................ 104

          Letter from the Chairman

[PHOTO]

R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

At the start of the fund's fiscal year in January 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions, especially the run-up to the war in Iraq. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 14, 2004

          SALOMON BROTHERS

          All Cap Value Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers All Cap Value Fund, excluding sales charges, returned 39.14%. These shares performed better than the fund's unmanaged benchmark the Russell 3000 Index,/i/ which returned 31.06% for the same period. They also outperformed the fund's Lipper multi-cap value funds category average, which was 30.72% over the same time frame./1/

MARKET OVERVIEW

High levels of liquidity at the corporate and individual levels, and stimulative monetary and fiscal policy from the federal government were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets were equal to 29% of the value of the Wilshire 5000 Total Market Index,/ii/ a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. This also indicated that investors were pessimistic in early 2003. In a sense, the past year was the ideal climate for above-average equity returns. It is relatively rare that tremendous liquidity (fuel for the stock market) and pessimism (lower valuations) exist side by side.

After the market turned in March of last year, it became clear to us that better economic results lay immediately ahead. As the year progressed, the stock market was particularly favorable for companies leveraged by prospects for an improving economy.

WHAT AFFECTED FUND PERFORMANCE

Contributing to the positive results in the recently completed year were sector and security positions that benefited from an improving economy. Early in 2003 we determined that a pro-cyclical tilt was appropriate in constructing portfolios. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade," that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends was one in which the "beta trade" occurs. The 1974 bear market ended in December of that year, and the most recent severe bear market ended in early October 2002. These were the only two severe bear markets in the last 30 years. The fund had approximately 35% of its holdings in small- and mid-cap companies, and benefited from the outperformance from the small-cap segment of the stock market.

1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 454 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                             6 Months 12 Months

Class A Shares                19.87%   39.14%

Russell 3000 Index            16.28%   31.06%

Lipper Multi-Cap Value Funds
Category Average              16.62%   30.72%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 19.45%, Class B shares returned 19.51%, and Class O shares returned 20.10% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 38.17%, Class B shares returned 38.15%, and Class O shares returned 39.51% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 477 funds for the six-month period and among the 454 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

During 2003, the fund overweighted the information technology, consumer discretionary and the basic materials sectors because we believed these included companies most sensitive to an improving economy. As a result of these commitments, information technology, basic materials, consumer discretionary and telecommunications services sector holdings contributed positively to fund performance. During the year, the fund was underweight financial services, which detracted from performance. We reduced the fund's information technology position to market weight, and have increased its holdings in healthcare to market weight. Previously healthcare had been underweight.

Among the fund's holdings, the five largest contributors to performance during 2003 were electronics manufacturer Agilent Technologies, Inc., semiconductor producers Texas Instruments Inc. and Intel Corp., cruise operator Carnival Corp. and aluminum giant Alcoa Inc. In the aggregate, these holdings accounted for a return of approximately 8% during the year.

While fund performance was positive for the period, some holdings detracted from performance during the past year. The five worst performers during the year were photography and imaging leader Eastman Kodak Co., healthcare product and pharmaceutical maker Schering-Plough Corp., telecommunications services provider SBC Communications Inc., oil and gas producer Amerada Hess Corp., and agricultural fertilizer maker IMC Global Inc. In the aggregate, these accounted for approximately a 1% loss in 2003. As of the end of the period, the fund's positions in IMC Global, Eastman Kodak and Amerada Hess had been sold.

Thank you for your investment in the Salomon Brothers All Cap Value Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The All Cap Value Portfolio Management Team
Salomon Brothers Asset Management Inc

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (2.76%); Carnival Corp. (2.55%); Alcoa Inc. (2.54%); Agilent Technologies, Inc. (2.41%); American Express Co. (2.38%); The Walt Disney Co. (2.19%); Ambac Financial Group, Inc. (2.11%); Texas Instruments Inc. (2.04%); The Allstate Corp. (2.01%); Time Warner Inc. (1.97%). Please refer to pages 28 through 31 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

 iThe Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
iiThe Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          All Cap Value Fund

Historical Performance (unaudited)
All Cap Value Fund -- Class O Shares
Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                    [CHART]

                    Class O         Russell
   Date             Shares        3000 Index
----------        -----------     -----------
 10/15/01           10,000          10,000
  12/01             10,896          10,647
   6/02              8,982           9,343
  12/02              7,684           8,353
   6/03              8,926           9,415
 12/31/03           10,720          10,948




Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The following graph depicts the performance of the All Cap Value Fund versus the Russell 3000 Index. It is important to note that the All Cap Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


        Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

         Class A Shares               Twelve Months       Since Inception (1/25/02)

         Without Sales Charges            39.14%                     0.14%

         With Sales Charges*              31.20%                    -2.87%

         Class B Shares                                   Since Inception (11/8/01)

         Without Sales Charges            38.15%                     0.85%

         With Sales Charges*              33.15%                    -0.54%

         Class 2 Shares                                   Since Inception (1/17/02)

         Without Sales Charges            38.17%                    -0.17%

         With Sales Charges*              35.74%                    -0.67%

         Class O Shares                                   Since Inception (10/15/01)

         Without Sales Charges            39.51%                     3.19%

         With Sales Charges*              39.51%                     3.19%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          Balanced Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Balanced Fund, excluding sales charges, returned 16.86%. These shares performed worse than one of the fund's unmanaged benchmarks, the S&P 500 Index,/i/ but better than its other unmanaged benchmark, the Citgroup Broad Investment Grade Bond Index ("Citigroup BIG Index"),/ii/ which returned 28.67% and 4.20%, respectively, for the same period. They also underperformed the fund's Lipper balanced funds category average, which was 19.08% over the same time frame./1/

MARKET OVERVIEW

The year 2003 began on a positive note, with many investors' optimism building about a strengthening economy and continued robust consumer spending. Just a couple of weeks into the year, investor sentiment turned sour, with investor focus shifting toward geopolitical concerns mostly centered on Iraq. Very similar to the first Gulf War, once the much-anticipated fighting started, the market began a steady climb that lasted the rest of the year. The backdrop for this advance included a very stimulative monetary stance by the Federal Reserve, a boost in consumer liquidity due largely to record mortgage refinancings, solid business productivity gains and news of corporate finance and governance scandals receding into the past.

The fund's portfolio includes both equity and fixed-income investments. On the stock side of the portfolio, we saw a return of the run-up in richly valued, lower quality, more speculative companies, mostly in the technology area. We attempted to avoid getting caught in a "momentum" situation, as investors paid less attention to fundamentals and valuations and piled into these stocks in an effort to participate in the price gains. We stuck with our style of holding stocks of what we believe are reasonably priced companies with good growth prospects. Stocks overall did well in the past year, mostly due to a healthy economic outlook partly justified by a pickup in manufacturing activity later in the year.

On the bond side, during the year we continued to diversify the number of corporate issues in the portfolio and maintained a favorable view of the corporate bond market, despite much higher valuations. We remained focused on selecting corporate issues that we believed




1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 536 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                           6 Months 12 Months

Class A Shares               6.80%   16.86%

S&P 500 Index               15.14%   28.67%

Citigroup Broad Investment
Grade Bond Index             0.19%    4.20%

Lipper Balanced Funds
Category Average             9.63%   19.08%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 6.44%, Class B shares returned 6.37%, and Class O shares returned 6.88% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 15.99%, Class B shares returned 15.94%, and Class O shares returned 17.12% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 545 funds for the six-month period and among the 536 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

might experience a credit upgrade and sought to increase the fund's overall allocation to the sector. At the close of the period, the portfolio's duration was slightly short of the duration for the fixed-income benchmark Citigroup BIG Index, as a defensive measure against rising interest rates. However, the fund may tactically move towards a more neutral position should economic growth not meet expectations.

FUND PERFORMANCE

A primary reason for the fund's positive performance for the period was an overweight position in outperforming real estate investment trusts ("REITs"), which were paying high yields in a very low interest rate environment, and an underweight position in the underperforming consumer staples sector, as investors rotated into higher risk areas. Conversely, a primary detractor from performance included being underweight the technology sector, particularly the lower quality companies that rebounded sharply during the past year, and an overweight in the under performing telecommunications sector. In the telecommunications sector, we focused on what we felt were higher quality stocks, when more speculative stocks outperformed.

Of the fund's larger holdings, stocks that contributed positively include leading financial services provider J.P. Morgan Chase & Co., as investors focused on rebounding earnings in their traditional banking and securities business, and the fund's position in several REITs, mentioned earlier, which paid high dividend yields and attracted buyers who need income in this very low interest rate environment. In the fourth quarter, we cut the fund's REIT weighting by about half, in anticipation of investors looking to higher interest rates down the road. Larger holdings that underperformed the overall market include technology giant International Business Machines Corp. and pharmaceutical producer Pfizer Inc. However, we believe these stocks are very much worth holding on to. Holdings we sold on valuation concerns include computer retailer Dell Inc. and United Technologies Corp., producer of building systems and aerospace products. Positions we added to during the period include holdings in media conglomerate Viacom Inc., healthcare product and pharmaceutical maker Schering-Plough Corp., diversified healthcare product producer Johnson & Johnson and software titan Microsoft Corp.

Thank you for your investment in the Salomon Brothers Balanced Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ George J. Williamson

George J. Williamson
Executive Vice President

January 14, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: U.S. Treasury Notes, 5.88% due 11/15/04 (2.57%); Pfizer Inc. (2.55%); International Business Machines Corp. (2.37%); Exxon Mobil Corp. (2.23%); The News Corp. Ltd. ADR (2.17%); Verizon Communications Inc. (2.14%); Federal Home Loan Mortgage Corp. (FHLMC) Gold (2.13%); U.S. Treasury Notes, 5.00% due 2/15/11 (2.03%);
Federal National Mortgage Association (FNMA) Gold (1.89%); Alcoa Inc. (1.75%). Please refer to pages 32 through 38 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
iiThe Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          Balanced Fund


Historical Performance (unaudited)
Balanced Fund -- Class A, B, 2 and O Shares
Comparison of $10,000 Investment in the Fund with Citigroup Broad Investment Grade Bond ("BIG") Index, S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index

                                    [CHART]

                                                                                     50% Citigroup BIG
                Class A   Class B     Class 2    Class O    S&P 500   Citigroup BIG  Index and 50% S&P
                Shares    Shares      Shares     Shares     Index        Index           500 Index
                -------   -------     -------    -------    -----        -----       -----------------
09/11/1995       9,425     10,000      9,901     10,000     10,000       10,000            10,000
  12/95         10,052     10,644     10,548     10,689     10,602       10,434            10,518
  12/96         11,895     12,499     12,390     12,725     13,035       10,811            11,923
  12/97         14,161     14,767     14,634     15,183     17,383       11,852            14,618
  12/98         15,062     15,578     15,435     16,181     22,355       12,886            17,620
  12/99         15,546     15,954     15,807     16,734     27,059       12,779            19,917
  12/00         16,778     17,086     16,939     18,092     24,594       14,260            19,427
  12/01         16,939     17,137     16,976     18,319     21,672       15,475            18,573
  12/02         16,377     16,447     16,294     17,758     16,883       16,445            16,664
 12/31/03       19,138     19,069     18,900     20,799     21,724       17,136            19,430



Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The following graph depicts the performance of the Balanced Fund versus the Citigroup Broad Investment Grade Bond Index/1/, the S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are unmanaged. The comparison is shown for illustrative purposes only.


      Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                              Since
                                                                            Inception
       Class A Shares            Twelve Months    Three Year    Five Year   (9/11/95)
       Without Sales Charges        16.86%          4.48%         4.91%       8.90%
       With Sales Charges*          10.14%          2.45%         3.67%       8.13%
       Class B Shares
       Without Sales Charges        15.94%          3.73%         4.13%       8.08%
       With Sales Charges*          10.94%          2.79%         3.79%       8.08%
       Class 2 Shares
       Without Sales Charges        15.99%          3.72%         4.13%       8.10%
       With Sales Charges*          13.80%          3.37%         3.93%       7.97%
       Class O Shares
       Without Sales Charges        17.12%          4.76%         5.15%       9.22%
       With Sales Charges*          17.12%          4.76%         5.15%       9.22%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          Capital Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Capital Fund, excluding sales charges, returned 43.75%. These shares performed better than the fund's unmanaged benchmark, the Russell 3000 Index,/i/ which returned 31.06% for the same period. They also outperformed the fund's Lipper multi-cap value funds category average, which was 30.72% over the same time frame./1/ The Fund's outperformance was mainly attributable to strong security selection.

SPECIAL SHAREHOLDER NOTICE

Effective May 1, 2004, Ross S. Margolies will no longer be manager of the fund, while Robert M. Donahue, Jr., co-manager of the fund since 1998, will become lead manager of the fund.

MARKET OVERVIEW

We were surprised by the strength of the market last year in that there had not been a 5% correction in the S&P 500 Index ("S&P 500")/ii/ since March 2003, one of the longest periods on record. Our view is that a trading range of the S&P 500 of 1000-1200 is supported by improving corporate earnings, but is potentially capped by the possibility of higher interest rates. From a top-down point of view, the combination of fiscal and monetary stimulus, as well as the beneficial impact of the recent decline in the U.S. dollar, have led to a benign investment climate due to the perceived safety of the macroeconomic environment. We believe, however, that valuations at the end of December were fair (not cheap) and expectations were relatively high.

While we do not expect a second market bubble, the market seems to be taking on a speculative tone at the end of 2003, akin to 1999. This creates both opportunities and risks. In this environment, we sold some of the fund's best performing stocks in a slow, deliberate fashion. In the end, we believe that the strength in the U.S. economy and the actions of the Federal Reserve regarding interest rates will determine the overall market direction in the coming year. We still believe the Fed will most likely keep short rates low in early 2004, while the U.S. stock market will focus on hints regarding the future direction of rates and will most likely begin to discount the eventual increase before it happens. We still believe the Fed will have to raise rates, as it will need the flexibility to lower them during the next period of economic weakness. In the end, the Fed will have to look for an opportunity to reload its rate-cutting arsenal so that it can react to a future cyclical period of economic weakness. The persistent weakness of the U.S. dollar has also become an increasing risk factor.

1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Average annual returns are based on the 12-month period ended December 31, 2003, calculated among the 454 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                                             6 Months 12 Months

                Class A Shares                20.18%    43.75%

                Russell 3000 Index            16.28%    31.06%

                Lipper Multi-Cap Value Funds
                Category Average              16.62%    30.72%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 19.64%, Class B shares returned 19.63%, Class O shares returned 20.37% and Class Y shares returned 20.44% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 42.52%, Class B shares returned 42.48%, Class O shares returned 44.34% and Class Y shares returned 44.40% over the 12 months ended December 31, 2003. The performance information for Class 2 shares above includes the effect of an initial sales charge. Effective February 2, 2004, initial sales charges on Class 2 shares were suspended.

All index performance reflects no deduction for fees, expenses or taxes. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 477 funds for the six-month period and among the 454 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

WHAT AFFECTED FUND PERFORMANCE

Over 2003, the Class A shares of the fund outperformed their benchmark, the Russell 3000 Index, by more than 12%. Our attribution analysis indicates that security selection made up 100% of this outperformance, with a slight negative contribution coming from asset allocation, generally due to good security selection within underperforming sectors. Strong security selection has historically been a primary driver of the fund's outperformance.

During the past year, three sectors generated the largest share of outperformance versus the market: telecommunication services, technology, and healthcare. Additionally, the North American natural gas positions we discussed in the mid-year update performed well. We believe that they could continue to add to performance in the long run, but we have taken some profits from these holdings, reducing position sizes. We continued to monetize our distressed debt securities, and at the close of the period, were virtually out of these positions. The fund's underweight positions in the financials and utility sectors hurt performance, as those sectors performed well.

On an individual security basis, 13 positions contributed more than 1% during the past year. Positive contributors came from a variety of sectors including technology, telecommunications, retail, financials and consumer discretionary. Top performers included Lucent (multiple parts of the capital structure), Comverse Technology, 3Com Corp., Micron and CIENA (stocks and bonds) as well as NTL Inc., UnitedGlobalCom (multiple parts of the capital structure) and Dobson Communications. Costco Wholesale, Merrill Lynch, Time Warner and News Corp. also contributed more than 1%. No positions lost more than 1%, while only one position, AK Steel, lost more than 0.5%.

Despite outperforming its benchmark, the fund continued to hold a significant cash weighting. As the market rose during the past year, the fund's cash component was generally between 10% and 15%, ending the year at 15%, a level with which we felt comfortable, in the market environment at the time. Should we find appropriate new investment opportunities, regardless of the market's level, we would expect to put most or all of that cash to work.

Finally, we continued to increase position concentration in the portfolio during the past year as an outgrowth of our reduced holdings of the smallest small-cap companies and the culling of marginal positions that we believe are no longer attractive. During the past two years, we have reduced exposure to stocks with market floats of less than $1 billion in order to focus on more liquid investments and allow for more material positions in the fund. We believe the fund's portfolio diversification remains intact, however, and the volatility of the fund over longer periods of time should not be materially affected by individual position concentration.

Looking forward, we intend to continue to apply the fund's investment strategy consistently. It is our philosophy that growth in recurring sales, cash flow and earnings drive stock prices higher over time. Our approach is to invest in companies that we believe have these characteristics. We believe that the fund's emphasis on bottom-up stock analysis and finding compelling individual investment opportunities will continue to serve our shareholders well regardless of the investment fad of the moment, prevailing economic conditions or the potential economic environment.

Thank you for your investment in the Salomon Brothers Capital Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

              /s/ Ross S. Margolies     /s/ Robert M. Donahue,
                                        Jr.
              Ross S. Margolies         Robert M. Donahue, Jr.
              Executive Vice President  Executive Vice President

January 14, 2004
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were:
UnitedGlobalCom, Inc., Class A Shares (4.9%); NTL Inc. (4.5%); 3Com Corp. (3.9%); American International Group, Inc. (2.9%); Rowan Cos., Inc. (2.9%); CIENA Corp. (2.8%); Safeway Inc. (2.8%); The News Corp. Ltd., ADR (2.7%); Lucent Technologies Capital Trust I (2.6%); Newfield Exploration Co. (2.5%). Please refer to pages 39 through 41 for a list and percentage breakdown of the fund's holdings.
All index performance reflects no deduction for fees, expenses or taxes.
RISK: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.
i The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
iiThe S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          Capital Fund

Historical Performance (unaudited)
Capital Fund -- Class A, B and 2 Shares
Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                                    [CHART]
                  Class A      Class B     Class 2    Russell 3000
                  Shares       Shares      Shares        Index
                  -------      -------     -------     ------------
 Nov 1, 1996     $ 9,425      $10,000    $ 9,901       $10,000
    Dec 1996      10,154       10,763     10,661        10,576
    Dec 1997      12,837       13,519     13,390        13,938
    Dec 1998      15,877       16,573     16,415        17,303
    Dec 1999      19,546       20,257     20,051        20,919
    Dec 2000      23,246       23,916     23,667        19,359
    Dec 2001      23,618       24,106     23,865        17,140
    Dec 2002      17,799       18,023     17,835        13,448
Dec 31, 2003      25,586       25,679     25,418        17,625



Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

Historical Performance (unaudited)
Capital Fund -- Class O Shares
Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                                    [CHART]

             Class O       Russell
             Shares      3000 Index
             -------    -------------
12/93        $10,000       $10,000
12/94          8,584        10,018
12/95         11,579        13,706
12/96         15,439        16,696
12/97         19,570        22,004
12/98         24,234        27,316
12/99         29,915        33,025
12/00         35,658        30,561
12/01         36,372        27,059
12/02         27,546        21,230
12/03         39,760        27,824


Past performance is not predictive of future performance.

The graphs above depict the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

          SALOMON BROTHERS

          Capital Fund



 Average Annual Total Returns for Period Ended December 31, 2003+ (unaudited)

                                                                                 Since
                                                                               Inception
  Class A Shares           Twelve Months   Three Year   Five Year   Ten Year   (11/1/96)
  Without Sales Charges        43.75%        3.25%       10.01%       N/A        14.96%
  With Sales Charges*          35.49%        1.23%        8.72%       N/A        14.01%
  Class B Shares
  Without Sales Charges        42.48%        2.40%        9.15%       N/A        14.07%
  With Sales Charges*          37.48%        1.44%        8.87%       N/A        14.07%
  Class 2 Shares
  Without Sales Charges        42.52%        2.41%        9.14%       N/A        14.07%
  With Sales Charges*          40.14%        2.07%        8.92%       N/A        13.91%
                                                                                 Since
                                                                               Inception
  Class O Shares                                                               (12/17/76)
  Without Sales Charges        44.34%        3.70%       10.41%      14.80%      17.10%
  With Sales Charges*          44.34%        3.70%       10.41%      14.80%      17.10%
                                                                                 Since
                                                                               Inception
  Class Y Shares                                                               (1/31/01)
  Without Sales Charges        44.40%         N/A         N/A         N/A         1.33%
  With Sales Charges*          44.40%         N/A         N/A         N/A         1.33%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          International Equity Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers International Equity Fund, excluding sales charges, returned 7.13%. These shares performed worse than the fund's unmanaged benchmarks the MSCI EAFE Index/i/ and the MSCI EAFE Growth Index,/ii/ which returned 38.59% and 31.99%, respectively, for the same period. They also underperformed the fund's Lipper international funds category average, which was 34.74% over the same time frame./1/

MARKET OVERVIEW

In 2003, international markets reached a low point during March, but then recovered strongly over the balance of the year, due to a combination of low global interest rates, perceived reduction in geopolitical risk following early coalition military success in Iraq, and signs of economic recovery in the United States, Japan and elsewhere. Amongst the larger markets, Germany and Australia performed particularly strongly over the year. From a sector perspective, the recovery has been greatest in cyclical areas such as industrials, information technology and materials. By contrast, more stable growth sectors, such as consumer staples and healthcare, lagged significantly.

Markets during 2003 were particularly focused on recovery prospects for corporate profits. Companies that operate in more depressed businesses or that suffer from weak financial positions tended to outperform, as the market anticipated that these companies would enjoy the greatest relief from economic recovery. Soundly-financed companies, operating in attractive, high-return businesses, but with less leverage to improving economic conditions, tended to underperform, despite enjoying generally lower valuations than their more cyclical counterparts.

WHAT AFFECTED FUND PERFORMANCE

The fund focuses on companies that our analysis suggests are most attractive within their global sectors in terms of long-term valuations based on projections of cash flows and dividends several years into the future. While this approach remains a proven long-term strategy, it has proved less effective in an environment focused primarily


1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 834 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                           6 Months 12 Months

Class A Shares              14.45%    7.13%

MSCI EAFE Index             26.59%   38.59%

MSCI EAFE Growth Index      23.37%   31.99%

Lipper International Funds
Category Average            23.93%   34.74%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 14.29%, Class B shares returned 14.06%, and Class O shares returned 13.47% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 6.57%, Class B shares returned 6.57%, and Class O shares returned 6.31% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 854 funds for the six-month period and among the 834 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

on short-term recovery prospects. We emphasize stock selection rather than geographic or sector allocations when constructing the fund's portfolio.

The strategy resulted in disappointing stock selection during the first nine months of the year, although there was some improvement in the final quarter. Over the 12-month period, performance was most disappointing among holdings in Japan and continental Europe. In Japan, the fund did not hold domestic financial companies such as UFJ Holdings and Mizuho Financial, but did hold overweight positions in exporting companies such as auto makers Honda Motor Co., Ltd. and Toyota Motor Corp., and photo, printing and imaging specialist Canon Inc. A combination of domestic cyclical recovery and the rise in the Japanese yen against the U.S. dollar made this positioning disadvantageous in the short term. As of the end of the period, the fund remained underweight in the Japanese financials sector and continued to hold Honda, Toyota and Canon. Within continental Europe, stock selection suffered in France and Switzerland, with shares of pharmaceutical maker Sanofi-Synthelabo and food and consumer brand leader Nestle S.A., both held with overweight positions for much of the period, the largest detractors from fund performance, respectively. We sold the fund's holdings of both Sanofi-Synthelabo and Nestle during the period. Significant market timing activity during the period created unusual asset flows that negatively impacted the fund's performance.


Partially offsetting these factors, the fund benefited from positive stock selection in Norway, Germany and the United Kingdom. Performance of holdings in Norway benefited from the inclusion of telecommunications services company Telenor ASA, which remained in the portfolio at the end of the period. Fund positions in Germany benefited from software holding SAP Aktiengesellschaft during the first half of the year. In the United Kingdom, building materials supplier Hanson PLC, supermarket chain Tesco PLC and building equipment producer Wolseley PLC performed well. As of the end of December, shares of Tesco remained in the fund but we have sold the fund's positions in Hanson and Wolseley.

Thank you for your investment in the Salomon Brothers International Equity Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The International Equity Portfolio Management Team
Citigroup Asset Management Limited

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: BP PLC (4.61%); BNP Paribas SA (3.46%); Tesco (3.13%); Toyota Motor Corp. (2.89%); Eni S.p.A. (2.84%); Unicredito Italian (2.51%); Royal Bank of Scotland Group (2.49%); E. ON AG (2.32%); Vodafone Group PLC (2.20%); Takeda Chemical Industries, Ltd. (2.12%). Please refer to pages 42 through 44 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
iiThe MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          International Equity Fund

Historical Performance (unaudited)
International Equity Fund -- Class A, B, 2 and O Shares
Comparison of $10,000 Investment in the Fund with MSCI EAFE Index

                                    [CHART]

               Class A   Class B   Class 2   Class O
               Shares    Shares    Shares    Shares   MSCI EAFE Index
               -------   -------   -------   -------  ---------------
Oct 25, 1999   $ 9,425   $10,000   $ 9,901   $10,000     $10,000
    Dec 1999    11,772    12,470    12,337    12,490      11,276
    Dec 2000     9,048     9,510     9,406     9,620       9,679
    Dec 2001     7,088     7,380     7,307     7,390       7,604
    Dec 2002     5,156     5,330     5,277     5,390       6,392
Dec 31, 2003     5,523     5,623     5,624     5,730       8,859


Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The following graph depicts the performance of the International Equity Fund versus the MSCI EAFE Index. It is important to note that the International Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


          Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                              Since
                                                                            Inception
           Class A Shares               Twelve Months       Three Year      (10/25/99)
           Without Sales Charges            7.13%            -15.17%         -11.99%
           With Sales Charges*              1.03%            -16.84%         -13.23%
           Class B Shares
           Without Sales Charges            6.57%            -15.79%         -12.65%
           With Sales Charges*              1.57%            -16.64%         -12.86%
           Class 2 Shares
           Without Sales Charges            6.57%            -15.76%         -12.65%
           With Sales Charges*              4.59%            -16.05%         -12.85%
           Class O Shares
           Without Sales Charges            6.31%            -15.86%         -12.46%
           With Sales Charges*              6.31%            -15.86%         -12.46%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          Investors Value Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Investors Value Fund, excluding sales charges, returned 31.59%. These shares performed better than the fund's unmanaged benchmark the S&P 500 Index ("S&P 500"),/i/ which returned 28.67% for the same period. They also outperformed the fund's Lipper large-cap value funds category average, which was 28.40% over the same time frame./1/

MARKET REVIEW

The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major stock market indices posted double-digit gains, with the S&P 500 returning 28.67% and the Nasdaq Composite Index ("Nasdaq")/ii/ rebounding 50.01%. Many investors were handsomely rewarded for taking risks during the year, as evidenced by the Nasdaq's strong return. Aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These riskier, "higher-beta"/iii/ stocks led the market's rebound in 2003. Continued signs of an economic recovery helped to both sustain equity market gains and to increase market breadth as the year progressed.

The equity market did not begin to accelerate until the second quarter of 2003. Investors responded to a number of positive developments last year, including significant progress in the war in Iraq, a rebound in consumer confidence and improved corporate profits. At the same time, the Federal Reserve continued to cut key interest rates by lowering the fed funds rate/iv/ in June by another quarter of a percent to 1.00%, a 45-year low. Longer-term yields followed suit as the ten-year U.S. Treasury yield also fell to a 45-year low in June. Fiscal policy remained stimulative, as Congress passed a tax reduction package that included rate reductions on capital gains and dividends.

After a relatively quiet third quarter, the S&P 500 surged again in the fourth quarter. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the last three months of the year as several economically sensitive groups outperformed.

For the full year, technology stocks led the market's rebound, accounting for about one-quarter of the S&P 500's return. Within the S&P 500, the technology sector


1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 391 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                             6 Months 12 Months

Class A Shares                15.03%   31.59%

S&P 500 Index                 15.14%   28.67%

Lipper Large-Cap Value Funds
Category Average              15.68%   28.40%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 14.62%, Class B shares returned 14.65%, Class O shares returned 15.23%, and Class Y shares returned 15.29% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 30.54%, Class B shares returned 30.52%, Class O shares returned 32.01%, and Class Y shares returned 32.10% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 416 funds for the six-month period and among the 391 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

made significant gains over the year. All sectors of the S&P 500 Index posted positive returns for the year, but telecommunications stocks lagged.

PORTFOLIO HIGHLIGHTS

Sectors that contributed most to the fund's performance for the year included financials, technology and consumer discretionary. Within the financials sector, the fund benefited from an overweight position in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch & Co., Inc., the fund's largest position in that sector, gained more than 50% last year. One of the fund's regional bank holdings, FleetBoston Financial Corp., reacted quite positively to Bank of America Corp.'s agreement to purchase the company.

Similar to the broad market, technology stocks also provided a boost to fund performance. In particular, the fund's exposure to telecommunications equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies Inc. and Comverse Technology, Inc., rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald's Corp. and The Home Depot, Inc. also rallied from oversold conditions at the beginning of the year. McDonald's benefited from new product introductions that aided same-store sales; Home Depot's stock responded to an improving economy and new management initiatives.

Three of the fund's sectors that lagged last year included healthcare, telecommunications and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly is not a surprise, given the group's lower growth prospects. Within the healthcare sector, all of our large-cap pharmaceutical holdings underperformed. The pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the fund's laggards included Schering-Plough Corp. and Merck & Co. Inc. Schering-Plough was negatively impacted by the expiration of its Claritin allergy drug patent, as well as by increased competition in the hepatitis treatment market. Merck suffered after terminating two drugs in late-stage development. The fund continued to hold both of these stocks, as well as shares of Pfizer Inc., its largest pharmaceutical holding. Tenet Healthcare Corp., a hospital stock that we sold earlier in the year, also penalized performance.

Unlike technology, the telecommunications sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the sector faces renewed competition from cable companies in the form of cable telephony. Although cable telephony is in the early stages of adoption, its impact will likely lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T Corp., Verizon Communications Inc. and SBC Communications Inc. were three of the fund's telecommunications holdings that underperformed last year. The fund continued to hold each of these stocks based on their favorable valuation and strong cash flow.

Late in the year, we took advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the portfolio. We also continue to focus on what we believe are high-quality stocks that lagged last year, which has led us to increase the fund's weighting in consumer staples and healthcare, particularly the pharmaceutical stocks.

Thank you for your investment in the Investors Value Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


              /s/ John B. Cunningham    /s/ Mark J. McAllister
              John B. Cunningham, CFA   Mark J. McAllister
              Executive Vice President  Executive Vice President

January 14, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (2.77%); Altria Group, Inc. (2.57%); Hewlett-Packard Co. (2.00%); BP PLC (1.99%); American International Group, Inc. (1.92%); McDonald's Corp. (1.92%); Alcoa Inc. (1.88%); ChevronTexaco Corp. (1.87%); TotalFinaElf S.A., ADR (1.77%); Verizon Communications Inc. (1.71%). Please refer to pages 45 through 48 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
ii The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
iiiBeta measures the sensitivity of the fund to the movements of its benchmark. iv The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

          SALOMON BROTHERS

          Investors Value Fund

Historical Performance (unaudited)
Investors Value Fund -- Class A, B and 2 Shares
Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

               Class A   Class B    Class 2
               Shares    Shares     Shares    S&P 500 Index
               -------   -------    -------   -------------
 Jan 3, 1995    $ 9,425   $10,000    $ 9,898     $10,000
    Dec 1995     12,756    13,450     13,314      13,753
    Dec 1996     16,620    17,381     17,208      16,910
    Dec 1997     20,973    21,774     21,545      22,550
    Dec 1998     24,156    24,876     24,624      28,999
    Dec 1999     26,926    27,506     27,252      35,098
    Dec 2000     30,945    31,398     31,115      31,904
    Dec 2001     29,575    29,741     29,508      28,114
    Dec 2002     23,139    23,045     22,879      21,902
Dec 31, 2003     30,448    30,077     29,866      28,181


Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge.

Historical Performance (unaudited)
Investors Value Fund -- Class O Shares
Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

            Class O     S&P 500
            Shares      Index
            -------     -------
Dec 1993    $10,000     $10,000
Dec 1994      9,874      10,131
Dec 1995     13,369      13,933
Dec 1996     17,454      17,131
Dec 1997     22,074      22,844
Dec 1998     25,482      29,377
Dec 1999     28,471      35,555
Dec 2000     32,808      32,320
Dec 2001     31,440      28,480
Dec 2002     24,658      22,187
Dec 2003     32,551      28,548


Past performance is not predictive of future performance.

The graphs above depict the performance of the Investors Value Fund versus the S&P 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

          SALOMON BROTHERS

          Investors Value Fund


 Average Annual Total Returns for the Period Ended December 31, 2003+
 (unaudited)

                                                                        Since
                                                                      Inception
  Class A Shares          Twelve Months Three Year Five Year Ten Year (1/3/95)
  Without Sales Charges      31.59%       -0.54%     4.74%     N/A     13.93%
  With Sales Charges*        23.99%       -2.49%     3.51%     N/A     13.18%
  Class B Shares
  Without Sales Charges      30.52%       -1.42%     3.87%     N/A     13.03%
  With Sales Charges*        25.52%       -2.39%     3.57%     N/A     13.03%
  Class 2 Shares
  Without Sales Charges      30.54%       -1.36%     3.93%     N/A     13.07%
  With Sales Charges*        28.21%       -1.68%     3.73%     N/A     12.94%
                                                                        Since
  Class O Shares                                                      12/31/88
  Without Sales Charges      32.01%       -0.26%     5.02%    12.53%   12.60%
  With Sales Charges*        32.01%       -0.26%     5.02%    12.53%   12.60%
                                                                        Since
                                                                      Inception
  Class Y Shares                                                      (7/16/01)
  Without Sales Charges      32.10%        N/A        N/A      N/A      0.66%
  With Sales Charges*        32.10%        N/A        N/A      N/A      0.66%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          Large Cap Growth Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Large Cap Growth Fund, excluding sales charges, returned 21.37%. These shares performed worse than the fund's unmanaged benchmark the S&P 500 Index,/i/ which returned 28.67% for the same period. They also underperformed the fund's Lipper large-cap core funds category average, which was 25.59% over the same time frame./1/ The fund's underperformance was mainly attributable to the strong outperformance of smaller capitalization, lower financial quality issues, in which the fund is under represented.

MARKET OVERVIEW

The economic environment at the beginning of the period was dominated by geopolitical tensions, corporate scandals, declining consumer confidence and concerns regarding the general strength of the global economy. The months leading up to the war in Iraq were times of apprehension and cautiousness. Businesses and consumers alike chose to slow their spending due to war-related uncertainty. Consequently, the U.S. economy and the stock market in general remained weak through the first quarter of 2003. However, when the U.S.-led coalition entered Iraq in late March and investors turned their attention to a pending stabilization in the outlook for corporate earnings, the U.S. stock market rebounded. Unlike previous rallies over the past three years, this one proved sustainable, and stock prices generally rose through the end of the year.

During the period, growth stocks, as measured by the S&P 500/Barra Growth Index,/ii/ continued to underperform value stocks, as measured by the S&P 500/Barra Value Index./iii/ This performance discrepancy has been in place since the start of the bear market in 2000, and appears to be the result of persistent economic weakness, which created substantial profit pressures for U.S. growth companies.

WHAT AFFECTED FUND PERFORMANCE

Over the past year, our disciplined investment process, which is rooted in rigorous quantitative and fundamental analysis, continued to help us identify stocks with long histories of strong, relatively predictable sales and earnings growth rates. This process led to construction of a


1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 1034 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                            6 Months 12 Months

Class A Shares               10.88%   21.37%

S&P 500 Index                15.14%   28.67%

Lipper Large-Cap Core Funds
Category Average             13.73%   25.59%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 10.57%, Class B shares returned 10.41%, and Class O shares returned 11.06% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 20.53%, Class B shares returned 20.57%, and Class O shares returned 21.80% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 1062 funds for the six-month period and among the 1034 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

portfolio containing stocks of what we consider to be high quality companies with sustainable competitive advantages and strategies. However, as signs of a stronger economy emerged and investors' appetite for risk increased, lower quality stocks, some with no earnings, outperformed the broader market, causing returns from the fund's higher quality investments to trail many of the stock market averages.

The fund's performance during the period was aided by its overweight position in the technology sector and its underweight in telecommunication services and energy. This was offset by negative impact of its overweight in healthcare and underweight in financials. Specific examples of the positive individual contributors include semiconductor giant Intel Corp., computer network equipment manufacturer Cisco Systems, Inc., manufacturing and financial services conglomerate General Electric Co., pharmaceutical maker Pfizer Inc., and tobacco and consumer staples producer Altria Group, Inc. The detractors from fund performance were primarily overweight positions in pharmaceutical producer Merck & Co., Inc., financial services provider Concord EFS, Inc., and healthcare titan Johnson & Johnson, and from not owning strong performers for the period such as, Citigroup Inc., Exxon Mobil Corp., J.P. Morgan & Co., Inc. and Texas Instruments Inc.

Thank you for your investment in the Salomon Brothers Large Cap Growth Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The Large Cap Growth Team
Citi Fund Management Inc.

January 14, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (6.05%); General Electric Co. (5.93%); Microsoft Corp. (5.11%); Intel Corp. (4.44%); Wal-Mart Stores Inc. (4.23%); Johnson & Johnson (3.76%); Cisco Systems, Inc. (3.31%); The Procter & Gamble Co. (3.27%); International Business Machines Corp. (3.26%); The Home Depot, Inc. (2.72%). Please refer to pages 49 through 51 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impart on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
iiThe S&P 500/Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
iiiThe S&P 500/Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          Large Cap Growth Fund

Historical Performance (unaudited)
Large Cap Growth Fund -- Class A, B, and 2 Shares
Comparison of $10,000 investment in the Fund with S&P 500 Index

                                    [CHART]

               Class A    Class B   Class 2   S&P 500
               Shares     Shares    Shares    Index
               -------    -------   -------   -------
Oct 25, 1999   $ 9,425    $10,000   $ 9,901   $10,000
    Dec 1999    10,537     11,170    11,050    11,385
    Dec 2000     8,852      9,312     9,229    10,349
    Dec 2001     7,765      8,109     8,039     9,119
    Dec 2002     5,791      5,994     5,945     7,104
    Dec 2003     7,029      7,155     7,165     9,141

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

Historical Performance (unaudited)
Large Cap Growth Fund -- Class O Shares
Comparison of $10,000 investment in the Fund with S&P 500 Index

                                    [CHART]

              Class O    S&P 500
              Shares     Index
              -------    -------
Oct 26, 1999  $10,000    $10,000
    Dec 1999   11,180     11,489
    Dec 2000    9,422     10,443
    Dec 2001    8,189      9,203
    Dec 2002    6,114      8,816
Dec 31, 2003    7,447     11,343

Past performance is not predictive of future performance.

The graphs above depict the performance of the Large Cap Growth Fund versus the S&P 500 Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

          SALOMON BROTHERS

          Large Cap Growth Fund


          Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                              Since
                                                                            Inception
           Class A Shares               Twelve Months       Three Year      (10/25/99)
           Without Sales Charges           21.37%             -7.40%          -6.77%
           With Sales Charges*             14.46%             -9.20%          -8.08%
           Class B Shares
           Without Sales Charges           20.57%             -8.10%          -7.47%
           With Sales Charges*             15.57%             -9.03%          -7.69%
           Class 2 Shares
           Without Sales Charges           20.53%             -8.09%          -7.44%
           With Sales Charges*             18.35%             -8.39%          -7.66%
                                                                              Since
                                                                            Inception
           Class O Shares                                                   (10/26/99)
           Without Sales Charges           21.80%             -7.54%          -6.81%
           With Sales Charges*             21.80%             -7.54%          -6.81%

                        See page 27 for all footnotes.

          SALOMON BROTHERS

          Small Cap Growth Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Small Cap Growth Fund, excluding sales charges, returned 50.95%. These shares performed better than the fund's unmanaged benchmarks, the Russell 2000 Growth Index/i /and the Russell 2000 Index,/ii/ which returned 48.54% and 47.25%, respectively, for the same period. They also outperformed the fund's Lipper small cap growth funds category average, was 44.38% over the same time frame./1/ The fund's outperformance was primarily attributable to strong stock selection in several sectors including health care, telecommunications and technology, which more than offset the negative impact from holding cash in a rising market.

MARKET OVERVIEW

Due to a soft economy and geopolitical concerns, equity markets began 2003 with a continuation of the market weakness experienced in the prior three years. After bottoming in March, markets began to look forward to a stronger economy driven by record low interest rates and an aggressive fiscal policy. Equity markets remained strong throughout the year, led by sectors expected to have the most leverage in a recovery such as smaller capitalization companies and technology stocks. The perceived turnaround in the economy toward stronger growth benefited the returns of the fund relative to other sectors of the U.S. equity markets in 2003.

During 2003, the small-cap market, as measured by the Russell 2000 Index returned 47.25%, compared to the large-cap S&P 500 Index's 28.67% return./iii/ Among the smaller capitalization companies, growth stocks outperformed value stocks, with the Russell 2000 Growth Index outperforming the Russell 2000 Value Index/iv/ by 2.51% for the year. All sectors in the Russell 2000 Growth Index generated positive returns for the period, with technology, telecommunication and healthcare all generating more than 50% returns. The past year saw market leadership come primarily from companies that were not profitable at the start of the year. Companies in the Russell 2000 Index that posted losses at the start of 2003 actually led the Index's returns for the year, as the more than 500 companies posting losses at the start of 2003 in the Index generated returns in excess of 91% for the year.

WHAT AFFECTED FUND PERFORMANCE

The fund benefited from strong stock selection in health care, telecommunications and technology while it was adversely affected by weak stock selection in basic materials, energy and financials. Individual stocks making


1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 477 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                              6 Months 12 Months

Class A Shares                 27.49%   50.95%

Russell 2000 Growth Index      24.48%   48.54%

Russell 2000 Index             24.92%   47.25%

Lipper Small Cap Growth Funds
Category Average               22.90%   44.38%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 27.03%, Class B shares returned 26.89%, and Class O shares returned 27.50% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 49.71%, Class B shares returned 49.71%, and Class O shares returned 51.28% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 493 funds for the six-month period and among the 477 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

the greatest contribution to returns during the period included DJ Orthopedics Inc., a producer of orthopedic sports medicine devices and surgical products in health care, and Transkaryotic Therapies, Inc., a biotechnology firm that develops and markets gene therapies for rare diseases. UnitedGlobalCom Inc., a cable TV and communications provider in telecommunications services, also contributed positively to the fund's performance for the period. DJ Orthopedics and UnitedGlobalCom were positions held entering 2003, with both holdings subsequently reduced during the year. We initiated the fund's position in Transkaryotic Therapies during the past year.

While the fund's performance for the period was positive, some holdings detracted from performance during the period. The biggest detractors included the TriZetto Group, Inc., a computer software company that specializes in providing services and applications for managed care and other health care organizations, and SEACOR SMIT Inc., a provider of marine services for offshore drilling operations.

Entravision Communications Corp., a Hispanic media company, was another holding that detracted from the fund's performance during the period. TriZetto, SEACOR SMIT and Entravision Communications were all positions held by the fund at the start of 2003, which were subsequently sold during the year.

The fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. The fund considers companies with capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth Index to be small cap companies. Subsequent to a reconstitution of the Russell 2000 Growth Index in July 2003, the fund purchased securities of certain companies that caused the fund to have less than 80% of the fund's net assets invested in small cap companies and related investments as defined in the fund's prospectus. This situation continued until December 23, 2003, at which point it was rectified. The failure to comply with the 80% policy did not have any material adverse effect on the fund during the fiscal year. Nonetheless, the Adviser has agreed to reimburse the fund for realized losses on positions that were acquired in violation of the 80% policy. We have taken appropriate steps to ensure full compliance with the fund's 80% investment policy in the future.

Thank you for your investment in the Salomon Brothers Small Cap Growth Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The Small Cap Growth Team
Salomon Brothers Asset Management Inc

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: NPS Pharmaceuticals Inc. (2.6%); Transkaryotic Therapies Inc. (2.1%); DJ Orthopedics Inc. (1.9%); Novell Inc. (1.7%); Electronics for Imaging Inc. (1.7%); CSG Systems International Inc. (1.7%); MGI Pharma, Inc. (1.6%); Pride International Inc. (1.6%); InterMune Inc. (1.5%); Network Associates Inc. (1.4%). Please refer to pages 52 through 56 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
ii The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
iiiThe S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
iv The Russell 2000 Value Index measures the performance of those Russell 2000
   Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          Small Cap Growth Fund

Historical Performance (unaudited)
Small Cap Growth Fund -- Class A, B, 2 And O Shares
Comparison of $10,000 Investment in the Fund with the Russell 2000 Growth Index

                                    [CHART]


                Class A     Class B     Class 2     Class O     Russell 2000
                Shares      Shares      Shares      Shares      Growth Index
                -------     -------     -------     -------     ------------
 Jul 1, 1998     $ 9,425     $10,000     $ 9,901      $10,000        $10,000
    Dec 1998      10,924      11,550      11,446       11,600          9,599
    Dec 1999      17,207      18,035      17,887       18,317         13,735
    Dec 2000      19,629      20,423      20,246       20,946         10,655
    Dec 2001      18,333      18,904      18,759       19,603          9,671
    Dec 2002      12,301      12,560      12,512       13,172          8,160
Dec 31, 2003      18,569      18,703      18,732       19,926         12,120




Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


      Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                              Since
                                                                            Inception
       Class A Shares            Twelve Months    Three Year    Five Year   (7/1/98)
       Without Sales Charges        50.95%          -1.83%       11.20%      13.12%
       With Sales Charges*          42.33%          -3.76%        9.88%      11.91%
       Class B Shares
       Without Sales Charges        49.71%          -2.72%       10.24%      12.16%
       With Sales Charges*          44.71%          -3.70%        9.96%      12.05%
       Class 2 Shares
       Without Sales Charges        49.71%          -2.56%       10.35%      12.29%
       With Sales Charges*          47.16%          -2.88%       10.13%      12.08%
       Class O Shares
       Without Sales Charges        51.28%          -1.65%       11.43%      13.35%
       With Sales Charges*          51.28%          -1.65%       11.43%      13.35%

                        See page 27 for all footnotes.

FOOTNOTES

1 The Citigroup Broad Investment Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 2003, the combined Index returns are for period October 1, 1995 through December 31, 2003.
* Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year for the first two years, remains the same for the next year, then continues to decline by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, by be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2003

Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                           Value
------------------------------------------------------------------------
COMMON STOCK -- 99.6%

Aerospace & Defense -- 1.9%
   600 Boeing Co.......................................... $      25,284
 6,500 Raytheon Co........................................       195,260
                                                           -------------
                                                                 220,544
                                                           -------------

Banks -- 1.7%
 3,000 The Bank of New York Co., Inc......................        99,360
 2,000 Bank One Corp. (a).................................        91,180
                                                           -------------
                                                                 190,540
                                                           -------------

Biotechnology -- 2.1%
15,000 Aphton Corp. (b)...................................        90,000
 5,250 Enzo Biochem, Inc. (a)(b)..........................        94,028
 6,100 Genelabs Technologies, Inc. (b)....................        17,080
 6,300 XOMA Ltd. (b)......................................        41,580
                                                           -------------
                                                                 242,688
                                                           -------------

Chemicals -- 5.5%
 5,000 Cabot Corp. (b)....................................       159,200
 8,900 Crompton Corp......................................        63,813
 3,100 The Dow Chemical Co................................       128,867
 6,800 Engelhard Corp.....................................       203,660
 3,900 Olin Corp..........................................        78,234
                                                           -------------
                                                                 633,774
                                                           -------------

Commercial Services & Supplies -- 3.0%
 1,400 NDC Health Corp. (a)...............................        35,868
 4,200 Sabre Holdings Corp. (b)...........................        90,678
 7,200 Waste Management, Inc..............................       213,120
                                                           -------------
                                                                 339,666
                                                           -------------

Communications Equipment -- 5.7%
10,300 3Com Corp. (b).....................................        84,151
65,000 Lucent Technologies Inc. (a)(b)....................       184,600
14,500 Motorola, Inc......................................       204,015
10,700 Nokia Corp.........................................       181,900
                                                           -------------
                                                                 654,666
                                                           -------------

Computers & Peripherals -- 2.1%
 5,700 Hewlett-Packard Co.................................       130,929
 1,200 International Business Machines Corp...............       111,216
                                                           -------------
                                                                 242,145
                                                           -------------

Construction & Engineering -- 0.4%
   900 Fluor Corp.........................................        35,676
 1,000 Shaw Group Inc. (b)................................        13,620
                                                           -------------
                                                                  49,296
                                                           -------------

Containers & Packaging  --  0.8%
 5,000 Smurfit-Stone Container Corp. (b)..................        92,850
                                                           -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                           Value
------------------------------------------------------------------------

Diversified Financials -- 3.9%
 5,700 American Express Co................................ $     274,911
 1,500 J.P. Morgan Chase & Co.............................        55,095
   200 Morgan Stanley.....................................        11,574
 2,100 State Street Corp..................................       109,368
                                                           -------------
                                                                 450,948
                                                           -------------

Diversified Telecommunication Services -- 3.1%
 4,300 Ericsson LM Telefonaktiebolaget (a)(b).............        76,110
 6,000 Nippon Telegraph & Telephone Corp..................       147,360
 5,000 SBC Communications Inc.............................       130,350
                                                           -------------
                                                                 353,820
                                                           -------------

Electrical Equipment -- 1.1%
 2,000 Emerson Electric Co................................       129,500
                                                           -------------

Electronic Equipment & Instruments -- 4.0%
 9,500 Agilent Technologies, Inc. (b).....................       277,780
30,200 Solectron Corp. (a)(b).............................       178,482
                                                           -------------
                                                                 456,262
                                                           -------------

Energy Equipment & Service -- 1.0%
 4,400 GlobalSantaFe Corp.................................       109,252
                                                           -------------

Food & Drug Retailing -- 1.0%
 5,400 Safeway Inc........................................       118,314
                                                           -------------

Healthcare Providers & Services -- 0.2%
   800 McKesson Corp......................................        25,728
                                                           -------------

Hotels, Restaurants & Leisure -- 2.6%
 7,400 Carnival Corp......................................       294,002
                                                           -------------

Household Durables -- 0.5%
 6,000 Fleetwood Enterprises, Inc. (a)(b).................        61,560
                                                           -------------

Industrial Conglomerates -- 1.0%
 3,500 Honeywell International Inc........................       117,005
                                                           -------------

Insurance -- 12.9%
 5,400 The Allstate Corp..................................       232,308
 3,500 Ambac Financial Group, Inc.........................       242,865
 2,600 The Chubb Corp.....................................       177,060
17,900 CNA Surety Corp....................................       170,229
 1,800 The Hartford Financial Services Group, Inc.........       106,254
 2,500 Marsh & McLennan Cos., Inc.........................       119,725
 3,000 MBIA Inc...........................................       177,690
 2,000 MGIC Investment Corp...............................       113,880
 3,000 Radian Group Inc. (a)..............................       146,250
                                                           -------------
                                                               1,486,261
                                                           -------------

Internet Software & Services -- 0.5%
10,000 RealNetworks, Inc. (a).............................        57,100
                                                           -------------

IT Consulting & Services -- 1.4%
10,500 Unisys Corp. (b)...................................       155,925
                                                           -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------


Shares                      Security                           Value
------------------------------------------------------------------------
Leisure Equipment & Products -- 2.5%
 9,000 Hasbro Inc......................................... $     191,520
 5,200 Mattel Inc.........................................       100,204
                                                           -------------
                                                                 291,724
                                                           -------------
Machinery -- 0.6%
   900 Caterpillar Inc....................................        74,718
                                                           -------------
Media -- 9.1%
 6,000 Comcast Corp., Class A Shares (b)..................       187,680
15,300 Liberty Media Corp. (b)............................       181,917
 5,126 Metro-Goldwyn-Mayer Inc. (b).......................        87,603
 3,000 The News Corp. Ltd., ADR (a).......................       108,300
12,600 Time Warner Inc. (b)...............................       226,674
10,800 The Walt Disney Co.................................       251,964
                                                           -------------
                                                               1,044,138
                                                           -------------
Metals & Mining -- 5.1%
 7,700 Alcoa Inc..........................................       292,600
10,000 Brush Engineered Materials Inc. (a)(b).............       153,100
 3,000 Newmont Mining Corp................................       145,830
                                                           -------------
                                                                 591,530
                                                           -------------
Multi-Utilities -- 0.9%
10,000 The Williams Cos., Inc. (a)........................        98,200
                                                           -------------
Office Electronics -- 1.0%
 9,900 IKON Office Solutions, Inc.........................       117,414
                                                           -------------
Oil & Gas -- 2.6%
 2,900 Anadarko Petroleum Corp............................       147,929
 1,800 ChevronTexaco Corp.................................       155,502
                                                           -------------
                                                                 303,431
                                                           -------------
Paper & Forest Products -- 2.5%
 3,700 Georgia Pacific Corp...............................       113,479
 2,700 Weyerhaeuser Co....................................       172,800
                                                           -------------
                                                                 286,279
                                                           -------------
Pharmaceuticals -- 9.0%
 4,500 Abbott Laboratories................................       209,700
 4,700 Bentley Pharmaceuticals, Inc. (b)..................        62,510
 4,500 Bristol-Myers Squibb Co............................       128,700
 6,800 Elan Corp. PLC (a)(b)..............................        46,852
 3,100 Merck & Co. Inc....................................       143,220
 9,000 Pfizer Inc.........................................       317,970
 3,300 Schering-Plough Corp...............................        57,387
 1,600 Wyeth..............................................        67,920
                                                           -------------
                                                               1,034,259
                                                           -------------
Semiconductor Equipment & Products -- 5.8%
 6,600 Intel Corp.........................................       212,520
11,200 Lattice Semiconductor Corp. (a)(b).................       108,416
11,251 Taiwan Semiconductor Manufacturing Co. Ltd. (b)....       115,210
 8,000 Texas Instruments Inc..............................       235,040
                                                           -------------
                                                                 671,186
                                                           -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
-----------------------------------------------------------------------

Software -- 1.7%
 11,300 Micromuse Inc. (b)................................. $    77,970
  4,100 Microsoft Corp.....................................     112,914
                                                            -----------
                                                                190,884
                                                            -----------

Specialty Retail -- 1.5%
  2,600 The Gap, Inc.......................................      60,346
  3,100 The Home Depot, Inc................................     110,019
                                                            -----------
                                                                170,365
                                                            -----------

Wireless Telecommunication Services -- 0.9%
  4,300 Vodafone Group PLC.................................     107,672
                                                            -----------
        TOTAL COMMON STOCK (Cost -- $9,867,115)............  11,463,646
                                                            -----------

 Face
Amount
-------
REPURCHASE AGREEMENT -- 0.4%
$47,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
         Proceeds at maturity -- $47,002; (Fully
         collateralized by U.S. Treasury Notes and Bonds,
         6.125% to 8.125% due 8/15/07 to 2/15/23; Market
         value -- $47,940) (Cost -- $47,000)...............      47,000
                                                            -----------
        TOTAL INVESTMENTS -- 100.0% (Cost -- $9,914,115*).. $11,510,646
                                                            ===========

--------
(a) All or a portion of this security is on loan (See Notes 1 and 3).
(b) Non-income producing security.
*  Aggregate cost for Federal income tax purposes is $9,952,518.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                         Value
-------------------------------------------------------------------------
$1,032,961 State Street Navigator Securities Lending Trust
            Prime Portfolio (Cost -- $1,032,961).............. $1,032,961
                                                               ==========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
-----------------------------------------------------------------------
COMMON STOCK -- 43.7%

Air Freight & Couriers -- 0.4%
 6,200 United Parcel Services, Inc., Class B Shares....... $    462,210
                                                           ------------

Banks -- 1.9%
 9,000 Bank of America Corp...............................      723,870
52,400 The Bank of New York Co., Inc......................    1,735,488
                                                           ------------
                                                              2,459,358
                                                           ------------

Beverages -- 0.8%
13,000 The Coca-Cola Co...................................      659,750
 8,000 PepsiCo, Inc.......................................      372,960
                                                           ------------
                                                              1,032,710
                                                           ------------

Chemicals -- 0.1%
 5,341 Monsanto Co........................................      153,714
                                                           ------------

Commercial Services & Supplies -- 0.0%
 4,310 Indesco International, Inc.........................       23,705
                                                           ------------

Communications Equipment -- 0.8%
74,000 Motorola, Inc......................................    1,041,180
                                                           ------------

Computers & Peripherals -- 2.9%
 2,028 Axiohm Transaction Solution, Inc. (a)..............            0
42,722 Hewlett-Packard Co.................................      981,324
31,000 International Business Machines Corp...............    2,873,080
                                                           ------------
                                                              3,854,404
                                                           ------------

Consumer Cyclicals -- 0.1%
28,868 FHC Del Inc. (a)(b)................................      180,425
                                                           ------------

Diversified Financials -- 2.4%
12,500 American Express Co................................      602,875
32,500 J.P. Morgan Chase & Co.............................    1,193,725
22,700 Merrill Lynch & Co., Inc...........................    1,331,355
                                                           ------------
                                                              3,127,955
                                                           ------------

Diversified Telecommunication Services -- 3.6%
 7,180 NTL Europe Inc. (a)................................           72
 7,909 NTL Inc. (a)(c)....................................      551,653
59,100 SBC Communications Inc.............................    1,540,737
74,160 Verizon Communications Inc.........................    2,601,533
                                                           ------------
                                                              4,693,995
                                                           ------------

Energy Equipment & Services -- 0.9%
35,000 Halliburton Co.....................................      910,000
 4,000 Schlumberger Ltd...................................      218,880
                                                           ------------
                                                              1,128,880
                                                           ------------

Food & Drug Retailing -- 0.3%
16,900 Safeway Inc. (a)...................................      370,279
                                                           ------------

Healthcare Equipment & Supplies -- 0.2%
 6,000 Bausch & Lomb Inc..................................      311,400
                                                           ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                       Security                           Value
--------------------------------------------------------------------------

Hotels, Restaurants & Leisure -- 0.1%
  6,000 McDonald's Corp.................................... $      148,980
                                                            --------------

Household Products -- 0.4%
  9,500 Colgate-Palmolive Co...............................        475,475
                                                            --------------

Industrial Conglomerates -- 1.6%
 67,600 General Electric Co................................      2,094,248
                                                            --------------

Insurance -- 2.9%
 19,600 American International Group, Inc..................      1,299,088
    466 Berkshire Hathaway Inc., Class B Shares (a)........      1,311,790
 18,000 The Chubb Corp.....................................      1,225,800
                                                            --------------
                                                                 3,836,678
                                                            --------------

Media -- 4.2%
  6,470 Comcast Corp. (a)..................................        212,669
 87,200 The News Corp. Ltd., ADR...........................      2,637,800
 56,400 Time Warner Inc. (a)...............................      1,014,636
120,103 UnitedGlobalCom, Inc. (a)..........................      1,018,473
 14,700 Viacom Inc.........................................        650,769
                                                            --------------
                                                                 5,534,347
                                                            --------------

Metals & Mining -- 1.6%
 55,800 Alcoa Inc..........................................      2,120,400
                                                            --------------

Multi-Line Retail -- 1.3%
 32,000 Wal-Mart Stores, Inc...............................      1,697,600
                                                            --------------

Oil & Gas -- 5.0%
 20,436 BP PLC.............................................      1,008,516
  7,392 ChevronTexaco Corp.................................        638,595
 66,000 Exxon Mobil Corp...................................      2,706,000
 12,800 Royal Dutch Petroleum Co., NY Shares...............        670,592
 60,000 Suncor Energy, Inc.................................      1,503,600
                                                            --------------
                                                                 6,527,303
                                                            --------------

Personal Products -- 0.3%
  6,200 Avon Products, Inc.................................        418,438
                                                            --------------

Pharmaceuticals -- 4.2%
 24,300 Johnson & Johnson..................................      1,255,338
  8,000 Merck & Co. Inc....................................        369,600
 87,534 Pfizer Inc.........................................      3,092,576
 15,500 Schering-Plough Corp...............................        269,545
 13,500 Wyeth..............................................        573,075
                                                            --------------
                                                                 5,560,134
                                                            --------------

Real Estate -- 4.8%
 33,500 Arden Realty, Inc..................................      1,016,390
 35,000 Bedford Property Investors, Inc....................      1,002,050
 27,000 Brandywine Realty Trust............................        722,790
 33,500 Duke-Weeks Realty Corp.............................      1,038,500
 42,000 New Plan Excel Realty Trust........................      1,036,140

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Shares                        Security                          Value
---------------------------------------------------------------------------

Real Estate -- 4.8% (continued)
    18,000 Prentiss Properties Trust.......................... $    593,820
    35,000 Reckson Associates Realty Corp.....................      850,500
                                                               ------------
                                                                  6,260,190
                                                               ------------

Road & Rail -- 0.7%
    14,000 Canadian National Railway Co.......................      885,920
                                                               ------------

Software -- 1.2%
    58,200 Microsoft Corp.....................................    1,602,828
                                                               ------------

Specialty Retail -- 1.0%
    35,900 The Home Depot, Inc................................    1,274,092
                                                               ------------
           TOTAL COMMON STOCK (Cost -- $50,520,611)...........   57,276,848
                                                               ------------
CONVERTIBLE PREFERRED STOCK -- 0.9%

Electronic Equipment & Instruments -- 0.9%
    30,000 Electronic Data Services (d).......................      687,900
    30,000 Solectron Corp. (d)................................      500,400
                                                               ------------
                                                                  1,188,300
                                                               ------------

Telecommunications Services -- 0.0%
     2,716 NTL Europe, Inc....................................       21,728
                                                               ------------

Transportation -- 0.0%
           TCR Holding Corp.:
       321  Class B Shares (a)................................            0
       177  Class C Shares (a)................................            0
       466  Class D Shares (a)................................            1
       964  Class E Shares (a)................................            1
                                                               ------------
                                                                          2
                                                               ------------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost --
           $1,322,695)........................................    1,210,030
                                                               ------------

  Rights
----------
RIGHTS -- 0.4%
   229,655 Contifinancial Corp. (units).......................        3,445
    10,000 Host Marriott Finance Trust........................      510,000
                                                               ------------
           TOTAL RIGHTS (Cost -- $502,203)....................      513,445
                                                               ------------

   Face
  Amount
----------
CORPORATE BONDS -- 10.5%

Electric/Gas -- 0.8%
$  250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...      261,875
   175,000 Appalachian Power Co., 5.950% due 5/15/33..........      168,333
   250,000 Calpine Corp., 8.750% due 7/15/07 (c)..............      206,250
   200,000 Dominion Resources Inc., 6.250% due 6/30/12........      217,356
   150,000 United Utilities PLC, 4.550% due 6/19/18...........      134,050
                                                               ------------
                                                                    987,864
                                                               ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                            Value
------------------------------------------------------------------------------

Finance -- 3.3%
$  150,000 Boston Properties Ltd., 6.250% due 1/15/13......... $       161,236
   200,000 Capital One Bank, 5.750% due 9/15/10...............         211,860
   330,000 CIT Group Inc., 7.750% due 4/2/12..................         390,487
   250,000 Countrywide Home Loans Inc., 5.625% due 5/15/07....         270,107
   250,000 Credit Suisse First Boston Corp., 4.625% due
            1/15/08...........................................         260,489
   275,000 General Electric Capital Corp., 5.000% due 6/15/07.         293,147
   225,000 GreenPoint Financial Corp., 3.200% due 6/6/08......         217,707
   250,000 Household Finance Corp., 8.000% due 7/15/10........         299,787
   175,000 Independence Community Bank Corp., 3.500% due
            6/20/13...........................................         169,065
   275,000 Lehman Brothers Holdings, 7.000% due 2/1/08........         310,874
   300,000 Morgan Stanley, 6.600% due 4/1/12..................         335,591
   300,000 SLM Corp., 1.370% due 9/15/06......................         300,557
   250,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)....         303,032
   225,000 Unitrin, Inc., 4.875% due 11/1/10..................         227,377
   350,000 Washington Mutual Financial Corp., 6.875% due
            5/15/11...........................................         402,419
   225,000 WellPoint Health Networks Inc., 6.375% due 6/15/06.         245,462
                                                               ---------------
                                                                     4,399,197
                                                               ---------------

Industrial -- 6.4%
   100,000 American Safety Razor Co., 9.875% due 8/1/05.......         100,500
   200,000 AT&T Broadband Corp., 8.375% due 3/15/13...........         245,202
   200,000 AT&T Wireless Services Inc., 8.750% due 3/1/31.....         247,639
   225,000 Burlington Resources Financial Co., 6.500% due
            12/1/11...........................................         251,677
   115,000 Cole National Group Inc., 8.625% due 8/15/07.......         117,875
   300,000 Conoco Inc., 6.950% due 4/15/29....................         341,288
   200,000 CSC Holdings, Inc., 10.500% due 5/15/16............         230,000
   200,000 Deutsche Telekom International Finance, 5.250% due
            7/22/13...........................................         202,496
   200,000 Devon Financing Corp. ULC, 6.875% due 9/30/11......         227,131
   225,000 Domtar, Inc., 5.375% due 12/1/13...................         223,149
   200,000 Ford Motor Co., 7.875% due 6/15/10.................         223,759
   200,000 General Motors Corp., 6.875% due 9/15/11...........         215,749
   225,000 HMH Properties, 7.875% due 8/1/08..................         235,125
   200,000 The Holt Group, 9.750% due 1/15/06 (f).............           6,750
   250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....         254,063
   250,000 Honeywell International Inc., 6.875% due 10/3/05...         271,800
   500,000 InterMune Inc., 5.750% due 7/15/06 (d).............         502,500
   300,000 International Lease Financial Corp., 6.375% due
            3/15/09...........................................         330,855
   200,000 Kellogg Co., 6.600% due 4/1/11.....................         224,465
   200,000 Lear Corp., 8.110% due 5/15/09 (d).................         236,250
    25,000 Levi Strauss & Co., 7.000% due 11/1/06 (c).........          16,188
   225,000 Masco Corp., 6.500% due 8/15/32....................         236,933
   200,000 Noranda, Inc., 7.250% due 7/15/12..................         224,240
   175,000 North Atlantic Trading Co., 11.000% due 6/15/04....         167,563
   150,000 Park Place Entertainment Corp., 7.875% due 12/15/05         161,063
   175,000 Potash Corp., 4.875% due 3/1/13....................         171,349
   200,000 Safeway Inc., 7.250% due 2/1/31....................         220,206
   325,000 Sprint Capital Corp., 8.375% due 3/15/12...........         380,301
   140,000 Textron Financial Corp., 2.750% due 6/1/06.........         139,792
   350,000 Time Warner, Inc., 7.625% due 4/15/31..............         405,326
   225,000 Universal Corp., 5.200% due 10/15/13...............         224,708
   175,000 Valero Energy Corp., 7.500% due 4/15/32............         195,641
   275,000 Verizon Pennsylvania, 5.650% due 11/15/11..........         288,977

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------

Industrial -- 6.4% (continued)
$  350,000 Viacom Inc., 6.625% due 5/15/11.................... $    397,923
   175,000 WMC Finance USA Ltd., 5.125% due 5/15/13...........      172,840
   325,000 Wyeth, 5.250% due 3/15/13..........................      331,429
                                                               ------------
                                                                  8,422,752
                                                               ------------
           TOTAL CORPORATE BONDS (Cost -- $13,573,478)........   13,809,813
                                                               ------------
CONVERTIBLE CORPORATE BONDS -- 2.0%

Consumer Cyclicals -- 0.5%
   750,000 Costco Wholesale Corp., zero coupon due 8/19/17 (d)      638,438
                                                               ------------

Energy -- 0.1%
 1,000,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04 (f)       75,000
                                                               ------------

Media and Telecommunications -- 0.8%
   350,000 CIENA Corp., 3.750% due 2/1/08.....................      323,750
   750,000 EchoStar Communications Corp., 5.750% due 5/15/08
            (d)(e)............................................      793,125
                                                               ------------
                                                                  1,116,875
                                                               ------------

Technology -- 0.3%
   500,000 i2 Technologies Inc., 5.250% due 12/15/06..........      450,000
                                                               ------------

Utilities -- 0.3%
   375,000 The AES Corp., 4.500% due 8/15/05..................      358,125
                                                               ------------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost -- $3,190,505)...............................    2,638,438
                                                               ------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 18.7%
           U.S. Treasury Notes:
 3,000,000  5.875% due 11/15/04 (c)(d)........................    3,121,173
   650,000  3.000% due 11/15/07 (c)(d)........................      655,790
   395,000  2.625% due 5/15/08 (c)............................      389,183
 2,300,000  5.000% due 2/15/11 (c)(d).........................    2,470,793
   525,000  4.375% due 8/15/12 (c)............................      535,582
           U.S. Treasury Bonds:
   525,000  6.125% due 8/15/29 (c)............................      595,096
 1,150,000  5.375% due 2/15/31 (c)(d).........................    1,199,640
           Federal Home Loan Mortgage Corporation (FHLMC):
   152,175  8.000% due 7/1/20.................................      165,214
    47,661  6.500% due 3/1/26.................................       50,073
            Gold:
 1,000,000    5.000%, 30 Year (g)(h)..........................      987,188
   900,000    5.500%, 15 Year (g)(h)..........................      932,625
 1,000,000    5.500%, 30 Year (g)(h)..........................    1,012,188
 2,500,000    6.000%, 30 Year (g)(h)..........................    2,583,595
    36,374    6.500% due 3/1/26...............................       38,215
    86,436    6.500% due 5/1/26...............................       90,811
           Federal National Mortgage Association (FNMA):
   750,000  5.500% due 2/15/06 (c)............................      803,313
     5,238  6.500% due 10/1/10................................        5,559
 1,000,000  6.250% due 2/1/11.................................    1,107,051
    33,335  6.500% due 10/1/11................................       35,376
    33,887  6.500% due 4/1/13.................................       35,952

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------
           Federal National Mortgage Association (FNMA)
           (continued):
$   60,851  6.500% due 5/1/13................................. $     64,559
    78,639  6.500% due 7/1/13.................................       83,431
   139,058  9.000% due 1/1/24.................................      155,300
     7,052  7.000% due 9/1/25.................................        7,491
     8,243  6.500% due 12/1/25................................        8,650
    36,499  7.000% due 3/1/26.................................       38,747
   100,320  6.500% due 6/1/26.................................      105,236
   616,021  7.500% due 11/1/26................................      661,588
    28,949  7.000% due 3/1/27.................................       30,732
     6,353  7.000% due 11/1/28................................        6,736
    73,873  7.000% due 2/1/29.................................       78,371
     6,857  7.000% due 2/1/29.................................        7,271
     8,477  7.000% due 3/1/29.................................        8,999
   209,171  7.000% due 4/1/29.................................      221,788
     4,685  8.000% due 5/1/30.................................        5,066
     2,533  8.000% due 9/1/30.................................        2,739
    93,084  8.000% due 1/1/31.................................      100,668
    80,719  8.000% due 2/1/31.................................       87,295
            Gold:
   900,000    5.000%, 15 Year (g)(h)..........................      918,000
 2,000,000    5.500%, 30 Year (g)(h)..........................    2,026,250
   880,000    6.000%, 30 Year (g)(h)..........................      909,700
 2,200,000    6.500%, 30 Year (g)(h)..........................    2,301,064
                                                               ------------
           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
           (Cost -- $23,779,520)..............................   24,644,098
                                                               ------------
FOREIGN GOVERNMENT BONDS -- 0.4%

Canada -- 0.2%
   300,000 Ontario Province, 3.282% due 3/28/08...............      297,149

Italy -- 0.2%
   250,000 Region of Lombardy, 5.804% due 10/25/32............      257,155
                                                               ------------
           TOTAL FOREIGN GOVERNMENT BONDS
           (Cost -- $550,306).................................      554,304
                                                               ------------
ASSET-BACKED SECURITIES -- 1.9%

Financial /Leasing -- 1.9%
   725,000 Capital One Master Trust, Series 2000-5, Class A,
            5.300% due 6/15/09 (d)............................      771,672
   539,009 Green Tree Financial Corp., Series 1997-6, Class
            A8, 7.070% due 1/15/29 (d)........................      561,460
   500,000 Household Automotive Trust, Series 2000-1, Class
            A3, 1.730% due 12/17/07...........................      496,083
   500,000 Prime Credit Card Master Trust, Series 2000-1,
            Class A, 6.700% due 10/15/09 (d)..................      534,683
   156,542 Soundview Home Equity Loan Trust, Series 2000-1,
            Class A1F, 8.640% due 5/25/30.....................      164,784
                                                               ------------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $2,466,166)...............................    2,528,682
                                                               ------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $95,905,484)..............................  103,175,658
                                                               ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 21.5%
$19,567,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
             Proceeds at maturity -- $19,567,891; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% to
             8.125% due 8/15/19 to 2/15/29; Market value --
             $19,958,340)...................................... $ 19,567,000
  8,748,000 State Street Bank & Trust Co., 0.800% due 1/2/04;
             Proceeds at maturity -- $8,748,389; (Fully
             collateralized by Federal Home Loan Bank, 1.040%
             due 7/26/04; Market value -- $8,923,831)..........    8,748,000
                                                                ------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $28,315,000)..   28,315,000
                                                                ------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $124,220,484*) $131,490,658
                                                                ============

--------
(a) Non-income producing security.
(b) Security is valued in accordance with fair valuation procedures.
(c) All or a portion of this security is on loan (See Notes 1 and 3).
(d) Securities with an aggregate market value of $12,673,823 are segregated as collateral for to-be-announced (''TBA'') securities.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
(g) Security is issued on a TBA basis (See Note 1).
(h) Security acquired under mortgage dollar roll agreement (See Note 1).
*  Aggregate cost for Federal income tax purposes is $123,997,155.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
---------------------------------------------------------------------------
$10,031,135 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $10,031,135)............. $10,031,135
                                                                ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

 Shares                        Security                            Value
------------------------------------------------------------------------------
COMMON STOCK -- 81.8%
Auto Components -- 0.7%
  588,800 Dana Corp.......................................... $     10,804,480
                                                              ----------------
Biotechnology -- 2.4%
  400,000 Amgen Inc. (a).....................................       24,720,000
2,200,000 Medarex, Inc. (a)..................................       13,706,000
                                                              ----------------
                                                                    38,426,000
                                                              ----------------
Building Products -- 1.3%
  200,000 American Standard Cos., Inc. (a)...................       20,140,000
                                                              ----------------
Communications Equipment -- 8.6%
7,500,000 3Com Corp. (a)(b)..................................       61,275,000
6,620,000 CIENA Corp. (a)....................................       43,956,800
1,813,000 Comverse Technology, Inc. (a)(b)...................       31,890,670
                                                              ----------------
                                                                   137,122,470
                                                              ----------------
Containers & Packaging -- 1.7%
1,500,000 Smurfit-Stone Container Corp. (a)(b)...............       27,855,000
                                                              ----------------
Diversified Telecommunications Services -- 9.5%
1,029,822 NTL Inc. (a).......................................       71,830,085
9,209,969 UnitedGlobalCom, Inc., Class A Shares (a)(b).......       78,100,538
                                                              ----------------
                                                                   149,930,623
                                                              ----------------
Energy Equipment & Services -- 10.4%
  600,000 Baker Hughes Inc. (a)(b)...........................       19,296,000
  514,000 BJ Services Co. (a)................................       18,452,600
  900,000 ENSCO International Inc. (b).......................       24,453,000
  993,200 Noble Corp. (a)....................................       35,536,696
2,000,000 Rowan Cos., Inc. (a)(b)............................       46,340,000
  875,000 Transocean Inc. (a)(b).............................       21,008,750
                                                              ----------------
                                                                   165,087,046
                                                              ----------------
Food & Drug Retailing -- 5.9%
1,000,000 Costco Wholesale Corp. (a)(b)......................       37,180,000
1,621,200 Pathmark Stores, Inc. (a)..........................       12,321,120
2,000,000 Safeway Inc. (a)(b)................................       43,820,000
                                                              ----------------
                                                                    93,321,120
                                                              ----------------
Hotels, Restaurants & Leisure -- 0.2%
  466,286 FHC Inc............................................        2,914,288
                                                              ----------------
Industrial Conglomerates -- 1.5%
  750,000 General Electric Co................................       23,235,000
                                                              ----------------
Insurance -- 7.5%
  700,000 American International Group, Inc. (b).............       46,396,000
      450 Berkshire Hathaway Inc., Class A Shares (a)(b).....       37,912,500
  600,000 PartnerRe Ltd. (b).................................       34,830,000
                                                              ----------------
                                                                   119,138,500
                                                              ----------------
Media -- 8.4%
  700,000 Cablevision Systems New York Group, Class A Shares
           (a)...............................................       16,373,000
1,250,000 Hughes Electronics Corp. (b).......................       20,687,504
2,000,000 Liberty Media Corp., Class A Shares (a)(b).........       23,780,000
1,400,000 The News Corp. Ltd., ADR (b).......................       42,349,986
1,650,000 Time Warner Inc. (a)(b)............................       29,683,500
                                                              ----------------
                                                                   132,873,990
                                                              ----------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                        Security                            Value
------------------------------------------------------------------------------
Metals & Mining -- 1.0%
 3,000,000 AK Steel Holding Corp. (a)......................... $    15,300,000
                                                               ---------------
Multi-Line Retail -- 2.3%
   800,000 J.C. Penney & Co., Inc.............................      21,024,000
   329,000 Kohls Corp. (a)(b).................................      14,785,260
                                                               ---------------
                                                                    35,809,260
                                                               ---------------
Oil & Gas -- 8.4%
   350,000 Apache Corp. (b)...................................      28,385,000
   875,000 Newfield Exploration Co. (a)(b)....................      38,972,500
 1,000,000 Pioneer National Resource Co. (a)(b)...............      31,930,000
   650,000 Premcor Inc. (a)(b)................................      16,900,000
   700,000 Suncor Energy, Inc.................................      17,542,000
                                                               ---------------
                                                                   133,729,500
                                                               ---------------
Paper & Forest Products -- 1.9%
   650,000 Bowater Inc. (b)...................................      30,101,500
                                                               ---------------
Pharmaceuticals -- 2.8%
   149,000 Merck & Co. Inc....................................       6,200,808
   400,000 Novartis AG (a)....................................      18,152,429
   200,000 Roche Holding AG -- Genussschein (a)...............      20,164,875
                                                               ---------------
                                                                    44,518,112
                                                               ---------------
Semiconductor Equipment & Products -- 1.5%
 1,750,000 Micron Technology, Inc. (a)(b).....................      23,572,500
                                                               ---------------
Software -- 0.4%
 1,750,000 Latitude Communications, Inc. (a)..................       6,879,250
                                                               ---------------
Specialty Retail -- 1.6%
 2,500,000 Circuit City Stores, Inc. (b)......................      25,325,000
                                                               ---------------
Tobacco -- 1.4%
   400,000 Altria Group, Inc..................................      21,768,000
                                                               ---------------
Wireless Telecommunication Services -- 2.4%
 3,000,000 AT&T Wireless Services Inc. (a)(b).................      23,970,000
 2,200,000 Dobson Communications Corp., Class A Shares (a)(b).      14,454,000
                                                               ---------------
                                                                    38,424,000
                                                               ---------------
           TOTAL COMMON STOCK (Cost -- $1,071,657,836)........   1,296,275,639
                                                               ---------------
PREFERRED STOCK -- 0.1%
Diversified Telecommunications Services -- 0.1%
   158,930 NTL Europe, Inc., 10.000% due 1/10/23 (a) (Cost --
            $0)...............................................       1,271,440
                                                               ---------------
CONVERTIBLE PREFERRED STOCK -- 2.7%

Communications Equipment -- 2.7%
    40,000 Lucent Technologies Capital Trust I, 7.750% due
            3/15/17 (Cost -- $15,774,435).....................      41,840,000
                                                               ---------------
ESCROW SHARES -- 0.0%
46,510,000 Kmart Corp. (Cost -- $0)...........................               0
                                                               ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

    Face
   Amount                         Security                           Value
-------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.7%

Biotechnology -- 0.6%
$  7,500,000 Medarex Inc., 4.250% due 8/15/10 (c)............... $    8,971,875
                                                                 --------------

Energy Equipment & Services -- 0.1%
  31,570,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04
              (a)(d)............................................      2,367,750
                                                                 --------------
             TOTAL CONVERTIBLE CORPORATE BONDS (Cost --
             $19,145,127).......................................     11,339,625
                                                                 --------------
             SUB-TOTAL INVESTMENTS (Cost -- $1,106,577,398).....  1,350,726,704
                                                                 --------------
REPURCHASE AGREEMENTS -- 14.7%
 157,434,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
              Proceeds at maturity -- $157,441,172; (Fully
              collateralized by U.S. Treasury Bonds, 5.250% to
              8.125% due 8/15/19 to 2/15/29; Market value --
              $160,582,680).....................................    157,434,000
  75,871,000 Morgan Stanley Tri Party, 0.820% due 1/2/04;
              Proceeds at maturity -- $75,874,456; (Fully
              collateralized by U.S. Treasury Strip, zero
              coupon due 8/15/25; Market value -- $78,147,130)..     75,871,000
                                                                 --------------
             TOTAL REPURCHASE AGREEMENTS (Cost -- $233,305,000).    233,305,000
                                                                 --------------
             TOTAL INVESTMENTS -- 100.0% (Cost --
             $1,339,882,398*)................................... $1,584,031,704
                                                                 ==============

--------
(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Notes 1 and 3).
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
*  Aggregate cost for Federal income tax purposes is $1,349,857,104.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
---------------------------------------------------------------------------
$81,321,210 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $81,321,210)............. $81,321,210
                                                                ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 100.0%
Australia -- 3.8%
 8,290 Australia & New Zealand Banking Group Ltd.......... $   110,358
 8,206 Brambles Industries Ltd. (a).......................      32,623
 1,765 National Australia Bank Ltd. (a)...................      39,802
 4,964 QBE Insurance Group Ltd. (a).......................      39,619
                                                           -----------
                                                               222,402
                                                           -----------
Denmark -- 1.4%
 2,061 Novo Nordisk AS....................................      83,867
                                                           -----------
Finland -- 3.0%
 5,116 Nokia Oyj, Sponsored ADR...........................      86,875
 6,423 Stora Enso Oyj.....................................      86,430
                                                           -----------
                                                               173,305
                                                           -----------
France -- 12.7%
 1,376 Accor SA...........................................      62,240
 1,190 Alcatel SA (a).....................................      15,308
   446 Aventis SA.........................................      29,445
 3,090 BNP Paribas SA.....................................     194,351
 1,249 Bouygues SA........................................      43,622
 1,455 Carrefour SA.......................................      79,782
 1,450 Credit Agricole SA.................................      34,584
 1,667 France Telecom SA..................................      47,594
   495 Renault SA.........................................      34,115
 1,088 Schneider Electric SA..............................      71,146
   591 Total SA...........................................     109,758
   169 Vinci SA (a).......................................      13,979
                                                           -----------
                                                               735,924
                                                           -----------
Germany -- 8.3%
   825 Altana AG..........................................      49,530
   801 Bayer AG...........................................      23,434
   646 Bayerische Motoren Werke (BMW) AG..................      29,912
   861 DaimlerChrysler AG.................................      40,138
 1,997 E.On AG............................................     130,184
 1,346 Metro AG (a).......................................      59,271
   801 RWE AG.............................................      31,659
   528 Schering AG........................................      26,710
 1,149 Siemens AG (a).....................................      91,928
                                                           -----------
                                                               482,766
                                                           -----------
Hong Kong -- 0.5%
 7,000 Henderson Land Development Co. Ltd.................      30,926
                                                           -----------
Italy -- 6.1%
 2,454 Alleanza Assicurazioni, S.p.A. (a).................      26,838
 8,477 Eni S.p.A. (a).....................................     159,782
 1,827 Sanpaolo IMI S.p.A.................................      23,802
26,218 UniCredito Italiano S.p.A. (a).....................     141,383
                                                           -----------
                                                               351,805
                                                           -----------
Japan -- 21.8%
   500 ADVANTEST CORP.....................................      39,670
 2,000 CANON INC..........................................      93,153
 1,800 Denso Corp.........................................      35,451
   500 Eisai Co., Ltd.....................................      13,488

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
-----------------------------------------------------------------------
Japan -- 21.8% (continued)
 1,000 Fuji Photo Film Co................................. $     32,296
 6,000 Hitachi, Ltd.......................................       36,179
 2,000 Honda Motor Co.....................................       88,860
   800 Hoya Corp..........................................       73,477
 2,000 Matsushita Electric Industrial Co., Ltd............       27,666
 6,000 Mitsubishi Electronic Corp.........................       24,922
     5 Mitsubishi Tokyo Financial Group, Inc..............       39,016
14,000 Mitsui Sumitomo Insurance Co.......................      114,995
    22 Nippon Telegraph & Telephone Corp..................      106,165
 5,000 Ricoh Co., Ltd.....................................       98,707
 1,500 SANKYO CO., LTD....................................       28,212
 6,000 SUMITOMO CORP......................................       44,747
 7,000 Sumitomo Electric Industries, Ltd..................       62,594
 3,000 Takeda Chemical Industries, Ltd....................      119,009
 2,000 TOPPAN PRINTING CO., LTD...........................       20,815
 4,800 Toyota Motor Corp..................................      162,188
                                                           ------------
                                                              1,261,610
                                                           ------------
Netherlands -- 7.2%
 1,455 Akzo Nobel N.V.....................................       56,097
 3,739 Fortis.............................................       75,234
 1,052 Heineken N.V. (a)..................................       40,016
 1,657 ING Groep N.V......................................       38,602
 1,780 Koninklijke Philips Electronics N.V................       51,919
   493 TPG NV.............................................       11,535
 1,527 Unilever N.V. (a)..................................       99,757
 1,308 VNU N.V............................................       41,283
                                                           ------------
                                                                414,443
                                                           ------------
Norway -- 1.5%
13,448 Telenor ASA........................................       87,757
                                                           ------------
Portugal -- 0.5%
 2,756 Portugal Telecom, SGPS, S.A........................       27,710
                                                           ------------
Singapore -- 1.4%
 5,000 Oversea-Chinese Banking Corp. Ltd..................       35,624
 5,682 United Overseas Bank Ltd...........................       44,163
                                                           ------------
                                                                 79,787
                                                           ------------
Spain -- 3.1%
 3,343 Banco Bilbao Vizcaya Argentaria, S.A. (a)..........       46,121
 3,138 Endesa, S.A. (a)...................................       60,294
 4,816 Telefonica S.A., Sponsored ADR.....................       70,631
                                                           ------------
                                                                177,046
                                                           ------------
Sweden -- 1.3%
 1,075 Electrolux AB......................................       23,614
 7,208 Nordea AB..........................................       54,114
                                                           ------------
                                                                 77,728
                                                           ------------
Switzerland -- 3.2%
 1,717 Credit Suisse Group................................       62,793
   305 Roche Holding AG...................................       30,751
   522 UBS AG.............................................       35,734
   397 Zurich Financial Services Group....................       57,113
                                                           ------------
                                                                186,391
                                                           ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                      Security                         Value
---------------------------------------------------------------------
United Kingdom -- 24.2%
 2,973 Allied Irish Banks PLC............................. $   47,385
 3,800 Barclays PLC.......................................     33,797
 5,625 BHP Billiton PLC...................................     49,000
 6,036 BOC Group PLC......................................     91,961
32,043 BP PLC.............................................    259,109
 2,140 British Sky Broadcast Group PLC (b)................     26,855
 1,129 CRH PLC............................................     23,115
 7,825 Diageo PLC.........................................    102,665
   753 GlaxoSmithKline PLC................................     17,205
 2,302 HBOS PLC...........................................     29,730
 3,781 InterContinental Hotels Group PLC..................     35,704
 6,752 Reed Elsevier PLC..................................     56,316
16,516 Rentokil Initial PLC...............................     56,016
 4,768 Royal Bank of Scotland Group PLC...................    140,093
 7,500 The Sage Group PLC.................................     23,529
 3,691 Scottish and Southern Energy PLC...................     44,341
 6,536 Smith & Nephew PLC.................................     54,748
38,272 Tesco PLC..........................................    176,089
 2,366 Tomkins PLC........................................     11,298
50,071 Vodafone Group PLC, Sponsored ADR..................    123,790
                                                           ----------
                                                            1,402,746
                                                           ----------
       TOTAL INVESTMENTS -- 100.0%
       (Cost -- $4,445,023*).............................. $5,796,213
                                                           ==========

--------
(a) All or a portion of this security is on loan (See Notes 1 and 3).
(b) Non-income producing security.
*  Aggregate cost for Federal income tax purposes is $4,594,016.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

  Face
 Amount                       Security                        Value
---------------------------------------------------------------------
$593,100 State Street Navigator Securities Lending Trust
          Prime Portfolio (Cost -- $593,100)................ $593,100
                                                             ========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

 Shares                     Security                       Value
--------------------------------------------------------------------
COMMON STOCK -- 95.7%

Aerospace & Defense -- 3.1%
  436,600 The Boeing Co................................ $ 18,398,324
  249,900 Lockheed Martin Corp.........................   12,844,860
  227,400 United Technologies Corp.....................   21,550,698
                                                        ------------
                                                          52,793,882
                                                        ------------

Banks -- 8.8%
  221,100 Bank of America Corp.........................   17,783,073
  723,700 The Bank of New York Co., Inc................   23,968,944
  651,700 FleetBoston Financial Corp...................   28,446,705
  804,500 U.S. Bancorp.................................   23,958,010
  410,500 Wachovia Corp................................   19,125,195
  401,100 Washington Mutual, Inc.......................   16,092,132
  329,400 Wells Fargo & Co.............................   19,398,366
                                                        ------------
                                                         148,772,425
                                                        ------------

Chemicals -- 0.6%
  261,500 The Dow Chemical Co..........................   10,870,555
                                                        ------------

Commercial Services & Supplies -- 1.9%
  302,000 Avery Dennison Corp. (a).....................   16,918,040
  509,600 Waste Management, Inc........................   15,084,160
                                                        ------------
                                                          32,002,200
                                                        ------------

Communications Equipment -- 3.4%
1,057,000 3Com Corp. (b)...............................    8,635,690
  630,000 Comverse Technology, Inc. (a)(b).............   11,081,700
6,012,300 Lucent Technologies Inc. (a)(b)..............   17,074,932
1,234,500 Nokia Oyj, ADR...............................   20,986,500
                                                        ------------
                                                          57,778,822
                                                        ------------

Computers & Peripherals -- 4.1%
1,483,000 Hewlett-Packard Co...........................   34,064,510
  166,200 International Business Machines Corp.........   15,403,416
4,318,000 Sun Microsystems, Inc. (b)...................   19,387,820
                                                        ------------
                                                          68,855,746
                                                        ------------

Diversified Financials -- 8.4%
  379,500 American Express Co..........................   18,303,285
  209,500 Goldman Sachs Group Inc......................   20,683,935
  520,160 J.P. Morgan Chase & Co.......................   19,105,477
  842,200 MBNA Corp....................................   20,928,670
  458,900 Merrill Lynch & Co., Inc.....................   26,914,485
  357,200 Morgan Stanley...............................   20,671,164
  677,200 Waddell & Reed Financial Inc., Class A Shares   15,887,112
                                                        ------------
                                                         142,494,128
                                                        ------------

Diversified Telecommunication Services -- 4.3%
  810,840 AT&T Corp....................................   16,460,052
1,059,800 SBC Communications Inc.......................   27,628,986
  828,700 Verizon Communications Inc...................   29,070,796
                                                        ------------
                                                          73,159,834
                                                        ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

 Shares                    Security                      Value
------------------------------------------------------------------

Electric Utilities -- 2.4%
  574,200 FirstEnergy Corp........................... $ 20,211,840
   50,200 PPL Corp...................................    2,196,250
  390,300 Progress Energy, Inc.......................   17,664,978
                                                      ------------
                                                        40,073,068
                                                      ------------

Electronic Equipment & Instruments -- 1.7%
  792,500 Celestica Inc. (a)(b)......................   11,942,975
2,709,200 Solectron Corp. (a)(b).....................   16,011,372
                                                      ------------
                                                        27,954,347
                                                      ------------

Energy Equipment & Services -- 4.6%
  794,400 ENSCO International Inc....................   21,583,848
  609,200 GlobalSantaFe Corp.........................   15,126,436
  420,900 Nabors Industries, Ltd. (b)................   17,467,350
  955,100 Transocean Sedco Forex Inc. (b)............   22,931,951
                                                      ------------
                                                        77,109,585
                                                      ------------

Food & Drug Retailing -- 3.1%
1,502,600 The Kroger Co. (b).........................   27,813,126
1,140,900 Safeway Inc. (b)...........................   24,997,119
                                                      ------------
                                                        52,810,245
                                                      ------------

Food Products -- 1.3%
  691,000 Kraft Foods Inc............................   22,264,020
                                                      ------------

Healthcare Providers & Services -- 1.4%
  570,400 HCA Inc....................................   24,504,384
                                                      ------------

Household Durables -- 0.8%
  586,200 Newell Rubbermaid Inc......................   13,347,774
                                                      ------------

Household Products -- 1.6%
  466,700 Kimberly-Clark Corp........................   27,577,303
                                                      ------------

Hotels, Restaurants & Leisure -- 2.4%
1,314,600 McDonald's Corp............................   32,641,518
  216,600 MGM MIRAGE (b).............................    8,146,326
                                                      ------------
                                                        40,787,844
                                                      ------------

Industrial Conglomerates -- 1.6%
  830,300 Honeywell International Inc................   27,756,929
                                                      ------------

Insurance -- 5.4%
  492,800 American International Group, Inc..........   32,662,784
  239,800 The Hartford Financial Services Group, Inc.   14,155,394
  429,800 Loews Corp.................................   21,253,610
  405,000 The St. Paul Cos., Inc. (a)................   16,058,250
   97,400 XL Capital Ltd.............................    7,553,370
                                                      ------------
                                                        91,683,408
                                                      ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

 Shares                   Security                     Value
----------------------------------------------------------------

Media -- 5.0%
  431,290 Comcast Corp., Class A Shares (b)........ $ 14,176,502
  468,600 Comcast Corp., Special Class A Shares (b)   14,657,808
1,983,600 Liberty Media Corp., Class A Shares (b)..   23,585,004
  780,000 The News Corp. Ltd., ADR (a).............   23,595,000
  497,200 Time Warner Inc. (b).....................    8,944,628
                                                    ------------
                                                      84,958,942
                                                    ------------

Metals & Mining -- 1.9%
  842,400 Alcoa Inc................................   32,011,200
                                                    ------------

Multi-Line Retail -- 3.0%
  314,300 Costco Wholesale Corp. (b)...............   11,685,674
  345,500 Federated Department Stores, Inc.........   16,283,415
  571,000 Target Corp..............................   21,926,400
                                                    ------------
                                                      49,895,489
                                                    ------------

Multi-Utilities -- 1.1%
  876,100 NiSource Inc.............................   19,221,634
                                                    ------------

Oil & Gas -- 5.7%
  686,900 BP PLC...................................   33,898,515
  367,900 ChevronTexaco Corp.......................   31,782,881
  324,600 TotalFinaElf S.A., ADR...................   30,028,746
                                                    ------------
                                                      95,710,142
                                                    ------------

Paper & Forest Products -- 1.5%
  575,200 International Paper Co...................   24,796,872
                                                    ------------

Pharmaceuticals -- 7.2%
  316,400 Johnson & Johnson........................   16,345,224
  510,300 Merck & Co., Inc.........................   23,575,860
1,331,800 Pfizer Inc...............................   47,052,494
1,037,000 Schering-Plough Corp.....................   18,033,430
  411,000 Wyeth....................................   17,446,950
                                                    ------------
                                                     122,453,958
                                                    ------------

Real Estate -- 1.3%
  749,100 Equity Office Properties Trust...........   21,461,715
                                                    ------------

Software -- 1.7%
  727,900 Microsoft Corp...........................   20,046,366
  848,700 Novell, Inc. (a)(b)......................    8,928,324
                                                    ------------
                                                      28,974,690
                                                    ------------

Specialty Retail -- 1.1%
  507,100 The Home Depot, Inc......................   17,996,979
                                                    ------------

Tobacco -- 3.9%
  803,400 Altria Group, Inc........................   43,721,028
  383,500 R.J. Reynolds Tobacco Holdings, Inc. (a).   22,300,525
                                                    ------------
                                                      66,021,553
                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                        Security                           Value
-----------------------------------------------------------------------------

Wireless Telecommunication Services -- 1.4%
  2,985,600 AT&T Wireless Services Inc. (b)................... $   23,854,944
                                                               --------------
            TOTAL COMMON STOCK (Cost -- $1,321,074,799).......  1,619,954,617
                                                               --------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 4.3%
$72,779,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
             Proceeds at maturity -- $72,782,315; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% to
             8.125% due 8/15/19 to 2/15/29; Market value --
             $74,234,581) (Cost -- $72,779,000)...............     72,779,000
                                                               --------------
            TOTAL INVESTMENTS -- 100.0% (Cost --
            $1,393,853,799*).................................. $1,692,733,617
                                                               ==============

--------
(a) All or a portion of this security is on loan (See Notes 1 and 3).
(b) Non-income producing security.
*  Aggregate cost for Federal income tax purposes is $1,401,913,226.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt




          Loaned Securities Collateral
          December 31, 2003


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
$56,143,863 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $56,143,863)............. $ 56,143,863
                                                                ============

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                      Security                        Value
-------------------------------------------------------------------
COMMON STOCK -- 95.5%

Air Freight & Couriers -- 0.2%
   440 Expeditors International of Washington, Inc. (a)... $ 16,570
                                                           --------

Banks -- 2.7%
 2,360 Fifth Third Bancorp................................  139,476
   400 First Tennessee National Corp......................   17,640
 1,740 Wells Fargo & Co...................................  102,469
                                                           --------
                                                            259,585
                                                           --------

Beverages -- 6.3%
 2,850 Anheuser-Busch Cos., Inc...........................  150,138
 4,910 The Coca-Cola Co...................................  249,183
 4,310 PepsiCo, Inc.......................................  200,932
                                                           --------
                                                            600,253
                                                           --------

Biotechnology -- 2.6%
 3,990 Amgen Inc. (b).....................................  246,582
                                                           --------

Commercial Services & Supplies -- 1.3%
 1,250 Automatic Data Processing, Inc.....................   49,512
 1,340 The BISYS Group, Inc. (b)..........................   19,939
   720 Cintas Corp........................................   36,094
   615 Paychex, Inc.......................................   22,878
                                                           --------
                                                            128,423
                                                           --------

Communications Equipment -- 3.3%
12,900 Cisco Systems, Inc. (b)............................  313,341
                                                           --------

Computers & Peripherals -- 5.6%
 5,070 Dell Inc. (b)......................................  172,177
 3,330 International Business Machines Corp...............  308,624
 2,660 Network Appliance, Inc. (b)........................   54,610
                                                           --------
                                                            535,411
                                                           --------

Diversified Financials -- 5.8%
 4,190 American Express Co................................  202,084
 1,810 Fannie Mae.........................................  135,858
   740 Freddie Mac........................................   43,157
 1,835 MBNA Corp..........................................   45,600
 2,490 State Street Corp..................................  129,679
                                                           --------
                                                            556,378
                                                           --------

Food & Drug Retailing -- 2.1%
 2,010 Sysco Corp.........................................   74,832
 3,390 Walgreen Co........................................  123,328
                                                           --------
                                                            198,160
                                                           --------

Healthcare Equipment & Supplies -- 3.4%
 2,420 Biomet, Inc........................................   88,112
 4,400 Medtronic, Inc.....................................  213,884
   350 St. Jude Medical, Inc. (b).........................   21,473
                                                           --------
                                                            323,469
                                                           --------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                      Security                         Value
---------------------------------------------------------------------

Healthcare Providers & Services -- 4.3%
 1,070 AmerisourceBergen Corp............................. $   60,081
 1,645 Cardinal Health, Inc...............................    100,608
 3,940 Health Management Associates, Inc., Class A Shares
        (a)...............................................     94,560
 1,080 UnitedHealth Group Inc.............................     62,834
   930 WellPoint Health Networks Inc. (b).................     90,201
                                                           ----------
                                                              408,284
                                                           ----------

Household Products -- 3.3%
 3,100 The Procter & Gamble Co............................    309,628
                                                           ----------

Industrial Conglomerates -- 7.1%
 1,390 3M Co..............................................    118,192
18,130 General Electric Co................................    561,667
                                                           ----------
                                                              679,859
                                                           ----------

IT Consulting and Services -- 0.4%
 1,500 SunGard Data Systems Inc. (b)......................     41,565
                                                           ----------

Machinery -- 1.1%
 1,120 Danaher Corp. (a)..................................    102,760
                                                           ----------

Media -- 1.7%
 2,280 The McGraw-Hill Cos., Inc..........................    159,418
                                                           ----------

Multi-Line Retail -- 4.8%
 1,000 Dollar Tree Stores, Inc. (a)(b)....................     30,060
   530 Kohl's Corp. (b)...................................     23,818
 7,560 Wal-Mart Stores, Inc...............................    401,058
                                                           ----------
                                                              454,936
                                                           ----------

Personal Products -- 0.2%
   290 Alberto-Culver Co., Class B Shares (a).............     18,293
                                                           ----------

Pharmaceuticals -- 16.9%
 4,100 Abbott Laboratories................................    191,060
 1,180 Forest Laboratories, Inc. (b)......................     72,924
 6,890 Johnson & Johnson..................................    355,937
 4,000 Merck & Co. Inc....................................    184,800
 1,000 Mylan Laboratories Inc.............................     25,260
16,219 Pfizer Inc.........................................    573,017
 4,850 Wyeth..............................................    205,883
                                                           ----------
                                                            1,608,881
                                                           ----------

Semiconductor Equipment & Products -- 6.0%
13,080 Intel Corp.........................................    421,176
 2,550 Linear Technology Corp.............................    107,279
   940 Maxim Integrated Products, Inc.....................     46,811
                                                           ----------
                                                              575,266
                                                           ----------

Software -- 7.0%
17,570 Microsoft Corp.....................................    483,878
13,590 Oracle Corp. (a)...................................    179,388
                                                           ----------
                                                              663,266
                                                           ----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

 Shares                       Security                         Value
-----------------------------------------------------------------------

Specialty Retail -- 6.0%
   1,350 Abercrombie and Fitch Co., Class A Shares (b)...... $   33,359
     710 Bed Bath & Beyond Inc. (b).........................     30,779
     520 CDW Corp. (a)......................................     30,035
   7,270 The Home Depot, Inc................................    258,012
   1,620 Lowe's Cos., Inc...................................     89,732
     600 Ross Stores, Inc...................................     15,858
   5,340 The TJX Cos., Inc..................................    117,747
                                                             ----------
                                                                575,522
                                                             ----------

Textiles & Apparel -- 1.4%
   2,250 Jones Apparel Group, Inc...........................     79,267
   1,460 Liz Claiborne, Inc.................................     51,772
                                                             ----------
                                                                131,039
                                                             ----------

Tobacco -- 2.0%
   3,440 Altria Group, Inc..................................    187,205
                                                             ----------
         TOTAL COMMON STOCK (Cost -- $8,474,633)............  9,094,094
                                                             ----------

  Face
 Amount
---------
REPURCHASE AGREEMENT -- 4.5%
$431,000 State Street Bank & Trust Co., 0.800% due 1/2/04;
          Proceeds at maturity -- $431,019; (Fully
          collateralized by U.S. Treasury Bonds, 10.375%
          due 11/15/12; Market value -- $443,756) (Cost --
          $431,000).........................................    431,000
                                                             ----------
         TOTAL INVESTMENTS -- 100.0% (Cost -- $8,905,633*).. $9,525,094
                                                             ==========

--------
(a) All or a portion of this security is on loan (See Notes 1 and 3).
(b) Non-income producing security.
*  Aggregate cost for Federal income tax purposes is $9,243,688.


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

  Face
 Amount                       Security                        Value
---------------------------------------------------------------------
$301,175 State Street Navigator Securities Lending Trust
          Prime Portfolio (Cost -- $301,175)................ $301,175
                                                             ========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
-----------------------------------------------------------------------
COMMON STOCK -- 87.2%

Aerospace & Defense -- 1.0%
251,800 Aeroflex Inc. (a).................................. $ 2,943,542
 58,600 Essex Corp. (a)....................................     550,254
                                                            -----------
                                                              3,493,796
                                                            -----------

Banks -- 5.8%
 54,000 Banknorth Group, Inc...............................   1,756,620
 30,200 City National Corp.................................   1,876,024
 54,600 Commerce Bancorp, Inc. (b).........................   2,876,328
 40,000 Cullen/Frost Bankers, Inc..........................   1,622,800
 36,000 Downey Financial Corp..............................   1,774,800
 50,600 East West Bancorp, Inc.............................   2,716,208
 51,800 Investors Financial Services Corp. (b).............   1,989,638
133,000 Sterling Bancshares, Inc...........................   1,772,890
 25,000 UCBH Holdings, Inc.................................     974,250
 69,300 Westamerica Bancorp................................   3,444,210
                                                            -----------
                                                             20,803,768
                                                            -----------

Biotechnology -- 6.9%
125,000 BioMarin Pharmaceutical Inc. (a)(b)(c).............     971,125
 80,000 Digene Corp. (a)(b)(c).............................   3,208,000
224,300 Encysive Pharmaceuticals Inc. (a)(b)...............   2,007,485
153,000 ILEX Oncology, Inc. (a)............................   3,251,250
 30,000 Onyx Pharmaceuticals, Inc. (a)(b)..................     846,900
300,000 PRAECIS Pharmaceuticals Inc. (a)...................   1,932,000
486,700 Transkaryotic Therapies, Inc. (a)..................   7,597,387
204,000 United Therapeutics Corp. (a)(b)...................   4,681,800
                                                            -----------
                                                             24,495,947
                                                            -----------

Chemical -- 2.7%
148,900 Georgia Gulf Corp. (c).............................   4,300,232
155,600 Millennium Chemicals Inc. (b)......................   1,973,008
 30,000 Minerals Technologies Inc..........................   1,777,500
 33,600 Valspar Corp.......................................   1,660,512
                                                            -----------
                                                              9,711,252
                                                            -----------

Commercial Services & Supplies -- 2.6%
399,000 ActivCard Corp. (a)................................   3,144,120
486,000 CSG Systems International, Inc. (a)................   6,070,140
                                                            -----------
                                                              9,214,260
                                                            -----------

Communications Equipment -- 4.2%
 93,800 3Com Corp. (a).....................................     766,346
236,600 Arris Group Inc. (a)(b)............................   1,712,984
106,500 Avocent Corp. (a)..................................   3,889,380
892,500 Enterasys Networks, Inc. (a).......................   3,346,875
 76,700 Extreme Networks, Inc. (a).........................     553,007
240,300 McData Corp., Class A Shares (a)(b)................   2,290,059
160,000 Tekelec (a)........................................   2,488,000
                                                            -----------
                                                             15,046,651
                                                            -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------

Computer & Peripherals -- 3.6%
263,000 Cray, Inc. (a)(b).................................. $  2,611,590
236,100 Electronics for Imaging Inc. (a)...................    6,143,322
 68,000 Imation Corp.......................................    2,390,200
212,800 Innovex, Inc. (a)(b)...............................    1,793,904
                                                            ------------
                                                              12,939,016
                                                            ------------

Construction & Engineering -- 0.3%
 37,500 Chicago Bridge & Iron Co...........................    1,083,750
                                                            ------------

Diversified Financials -- 4.1%
 51,600 Affiliated Managers Group, Inc. (a)................    3,590,844
466,000 Cincinnati Bell Inc. (a)...........................    2,353,300
278,800 Citizens Communications Co. (a)....................    3,462,696
 71,000 Commonwealth Telephone Enterprises (a)(b)..........    2,680,250
106,600 Waddell & Reed Financial, Inc., Class A Shares.....    2,500,836
                                                            ------------
                                                              14,587,926
                                                            ------------

Electrical Equipment & Instruments -- 2.0%
207,900 Exar Corp. (a)(b)..................................    3,550,932
117,000 Plexus Corp. (a)...................................    2,008,890
126,300 Ultralife Batteries, Inc. (a)(b)...................    1,563,594
                                                            ------------
                                                               7,123,416
                                                            ------------

Energy Equipment & Services -- 2.3%
295,400 Pride International, Inc. (a)......................    5,506,256
112,400 Rowan Cos., Inc. (a)...............................    2,604,308
                                                            ------------
                                                               8,110,564
                                                            ------------

Food & Drug Retailing -- 0.6%
 32,700 Duane Reade Inc. (a)...............................      553,284
150,000 Pathmark Stores, Inc. (a)..........................    1,140,000
 27,300 Wild Oats Markets, Inc. (a)........................      352,989
                                                            ------------
                                                               2,046,273
                                                            ------------

Food Products -- 0.5%
 56,000 Ralcorp Holdings, Inc. (a).........................    1,756,160
                                                            ------------

Gas Utilities -- 1.1%
215,144 Southern Union Co. (a)(b)..........................    3,958,650
                                                            ------------

Healthcare Equipment & Supplies -- 4.1%
125,000 Dade Behring Holdings Inc. (a)(c)..................    4,467,500
253,900 DJ Orthopedics Inc. (a)(c).........................    6,804,520
 80,000 Wilson Greatbatch Technologies, Inc. (a)(b)........    3,381,600
                                                            ------------
                                                              14,653,620
                                                            ------------

Healthcare Providers & Services -- 0.7%
 30,000 Accredo Health, Inc. (a)...........................      948,300
 75,000 Sierra Health Services, Inc. (a)(b)................    2,058,750
                                                            ------------
                                                               3,007,050
                                                            ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------

Hotels, Restaurants & Leisure -- 1.8%
 36,000 Applebee's International, Inc...................... $  1,413,720
 60,000 California Pizza Kitchen, Inc. (a)(b)..............    1,207,800
 17,100 O' Charleys Inc. (a)...............................      306,945
 30,000 Red Robin Gourmet Burgers Inc. (a).................      913,200
 84,800 Station Casinos, Inc. (b)..........................    2,597,424
                                                            ------------
                                                               6,439,089
                                                            ------------

Insurance -- 2.5%
 22,200 Aspen Insurance Holdings Ltd. (a)(b)...............      550,782
 53,500 Brown & Brown, Inc. (b)............................    1,744,635
 92,000 IPC Holdings, Ltd..................................    3,582,480
 39,600 PartnerRe Ltd......................................    2,298,780
 24,200 Platinum Underwriters Holdings, Ltd................      726,000
                                                            ------------
                                                               8,902,677
                                                            ------------

Internet Software & Services -- 2.1%
 72,700 Digital River Inc. (a)(c)..........................    1,606,670
100,000 Openwave Systems Inc. (a)..........................    1,100,000
170,900 RADWARE Ltd. (a)(b)................................    4,657,025
                                                            ------------
                                                               7,363,695
                                                            ------------

IT Consulting & Services -- 0.8%
123,200 BearingPoint, Inc. (a)(c)..........................    1,243,088
117,500 Perot Systems Corp., Class A Shares (a)............    1,583,900
                                                            ------------
                                                               2,826,988
                                                            ------------

Machinery -- 0.6%
100,000 AGCO Corp. (a)(b)..................................    2,014,000
                                                            ------------

Media -- 2.5%
 46,400 Getty Images Inc. (a)..............................    2,326,032
 93,300 Spanish Broadcasting Systems Inc. (a)..............      979,650
252,000 UnitedGlobalCom Inc., Class A Shares (a)(b)........    2,136,960
167,900 Young Broadcasting Inc., Class A Shares (a)........    3,364,716
                                                            ------------
                                                               8,807,358
                                                            ------------

Metal & Mining -- 0.8%
174,800 AK Steel Holding Corp. (a)(c)......................      891,480
130,500 Compass Minerals International Inc. (a)............    1,863,540
                                                            ------------
                                                               2,755,020
                                                            ------------

Oil & Gas -- 0.8%
 78,000 Premcor Inc. (a)...................................    2,028,000
 43,700 Whiting Petroleum Corp. (a)........................      804,080
                                                            ------------
                                                               2,832,080
                                                            ------------

Paper & Forest Products -- 0.6%
114,000 Louisiana Pacific Corp. (a)........................    2,038,320
                                                            ------------

Pharmaceuticals -- 9.3%
 30,000 Andrx Corp (a).....................................      721,200
 95,900 Angiotech Pharmaceuticals Inc. (a).................    4,411,400
225,000 InterMune Inc. (a)(b)..............................    5,211,000
221,900 Ista Pharmaceuticals Inc. (a)(b)...................    2,059,232

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------

Pharmaceuticals -- 9.3% (continued)
225,000 Ligand Pharmaceuticals Inc. (a).................... $  3,305,250
140,600 MGI Pharma, Inc. (a)(b)............................    5,785,690
169,000 Nektar Therapeutics (a)(b).........................    2,300,090
300,000 NPS Pharmaceuticals, Inc. (a)(b)...................    9,222,000
                                                            ------------
                                                              33,015,862
                                                            ------------

Real Estate -- 3.3%
 47,900 Alexandria Real Estate Equities, Inc...............    2,773,410
145,000 American Financial Realty Trust....................    2,472,250
 52,200 Ashford Hospitality Trust Inc......................      490,158
  3,800 Centerpoint Properties Trust.......................      284,620
 42,500 Cousins Properties Inc.............................    1,300,500
 88,800 PS Business Parks, Inc.............................    3,663,888
 35,000 United Dominion Realty Trust, Inc..................      672,000
                                                            ------------
                                                              11,656,826
                                                            ------------

Semiconductor Equipment & Products -- 6.0%
196,000 Adaptec Inc. (a)...................................    1,730,680
185,000 Genesis Microchip Inc. (a)(c)......................    3,337,400
394,000 Globespan Virata Inc. (a)..........................    2,316,720
 95,600 Integrated Circuit Systems, Inc. (a)...............    2,723,644
209,000 Lattice Semiconductor Corp. (a)(b).................    2,023,120
151,400 Microsemi Corp. (a)................................    3,721,412
 39,600 Tessera Technologies Inc. (a)......................      744,876
345,900 White Electric Designs Corp. (a)...................    3,043,920
519,800 Zarlink Semiconductor Inc. (a).....................    1,756,924
                                                            ------------
                                                              21,398,696
                                                            ------------

Software -- 8.6%
233,300 Activison, Inc. (a)................................    4,246,060
230,000 Borland Software Corp. (a)(c)......................    2,237,900
369,000 Compuware Corp. (a)................................    2,228,760
175,000 NetIQ Corp. (a)(b).................................    2,318,750
338,400 Networks Associates, Inc. (a)......................    5,089,536
590,000 Novell Inc. (a)....................................    6,206,800
 75,000 SERENA Software, Inc. (a)(b).......................    1,376,250
615,500 TIBCO Software, Inc. (a)...........................    4,166,935
123,000 Verint Systems Inc. (a)(b).........................    2,774,880
                                                            ------------
                                                              30,645,871
                                                            ------------

Specialty Retail -- 2.4%
 55,500 Abercrombie & Fitch Co., Class A Shares (a)(c).....    1,371,405
 55,400 American Eagle Outfitters, Inc. (a)................      908,560
 96,000 Linens 'n Things, Inc. (a).........................    2,887,680
 43,087 West Marines Inc. (b)..............................    1,198,249
 43,100 Zale Corp. (a).....................................    2,292,920
                                                            ------------
                                                               8,658,814
                                                            ------------

Textiles & Apparel -- 0.1%
 15,800 Carter's Holdings Inc. (a).........................      402,110
                                                            ------------

Trading Companies & Distributors -- 1.2%
160,000 MSC Industrial Direct Co., Inc., Class A Shares....    4,400,000
                                                            ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                         Security                          Value
----------------------------------------------------------------------------

Wireless Telecommunication Services -- 1.3%
    352,700 Dobson Communications Corp., Class A Shares (a)(b). $  2,317,239
     30,000 NII Holdings Inc. (a)(b)...........................    2,238,900
                                                                ------------
                                                                   4,556,139
                                                                ------------
            TOTAL COMMON STOCK (Cost -- $256,181,677)..........  310,745,644
                                                                ------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT (b) -- 12.8%
$45,723,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
             Proceeds at maturity -- $45,725,083; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% to
             8.125% due 8/15/19 to 2/15/29; Market value --
             $46,637,460) (Cost -- $45,723,000)................   45,723,000
                                                                ------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $301,904,677*) $356,468,644
                                                                ============

--------
(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 1 and 3).
(c) Securities with an aggregate market value of $30,234,810 are segregated and/or held as collateral for open futures contracts commitment.
*  Aggregate cost for Federal income tax purposes is $302,156,113.


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
---------------------------------------------------------------------------
$57,416,202 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $57,416,202)............. $57,416,202
                                                                ===========

                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          December 31, 2003


                                                              All Cap
                                                               Value
                                                               Fund
       -----------------------------------------------------------------
       ASSETS:
        Investments, at cost............................... $ 9,867,115
        Short-term investments, at cost....................      47,000
        Loaned securities collateral, at cost (Note 3).....   1,032,961
                                                            ===========
        Investments, at value.............................. $11,463,646
        Short-term investments, at value...................      47,000
        Loaned securities collateral, at value (Note 3)....   1,032,961
        Cash...............................................         559
        Receivable for Fund shares sold....................     149,739
        Receivable for securities sold.....................          --
        Dividends and interest receivable..................      14,360
        Receivable from manager............................          --
                                                            -----------
        Total Assets.......................................  12,708,265
                                                            -----------
       LIABILITIES:
        Payable for loaned securities collateral (Note 3)..   1,032,961
        Payable for securities purchased...................      83,032
        Administration fees payable........................         470
        Service and distribution plan fees payable.........         365
        Payable for Fund shares reacquired.................          --
        Management fees payable............................          --
        Payable to broker -- variation margin..............          --
        Bank overdraft.....................................          --
        Dividends payable..................................          --
        Accrued expenses...................................      61,031
                                                            -----------
        Total Liabilities..................................   1,177,859
                                                            -----------
       Total Net Assets.................................... $11,530,406
                                                            ===========
       NET ASSETS:
        Par value of capital shares........................ $       863
        Capital paid in excess of par value................  10,735,456
        Undistributed net investment income................       5,486
        Accumulated net realized gain (loss) from
          investment transactions, options, futures
          contracts and foreign currencies.................    (807,930)
        Net unrealized appreciation of investments,
          futures contracts and foreign currencies.........   1,596,531
                                                            -----------
       Total Net Assets.................................... $11,530,406
                                                            ===========
       Shares Outstanding:
       Class A.............................................      33,049
                                                            ===========
       Class B.............................................      23,509
                                                            ===========
       Class 2.............................................       4,432
                                                            ===========
       Class O.............................................     802,064
                                                            ===========
       Class Y.............................................          --
                                                            ===========
       Net Asset Value:
       Class A Shares
        Net asset value *..................................      $13.33
                                                            ===========
        Maximum offering price per share (based on maximum
          sales charge of 5.75%)...........................      $14.14
                                                            ===========
       Class B Shares
        Net asset value and offering price per share *.....      $13.11
                                                            ===========
       Class 2 Shares
        Net asset value *..................................      $13.14
                                                            ===========
        Maximum offering price per share (based on maximum
          sales charge of 1.00%)...........................      $13.27
                                                            ===========
       Class O Shares
        Net asset value, offering price and redemption
          price per share..................................      $13.37
                                                            ===========
       Class Y Shares
        Net asset value, offering price and redemption
          price per share..................................          --
       --------                                             ===========

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                      See Notes to Financial Statements.


                             International    Investors     Large Cap     Small Cap
  Balanced       Capital        Equity          Value        Growth        Growth
    Fund          Fund           Fund           Fund          Fund          Fund
-------------------------------------------------------------------------------------
$ 95,905,484 $1,106,577,398  $  4,445,023  $1,321,074,799  $ 8,474,633  $256,181,677
  28,315,000    233,305,000            --      72,779,000      431,000    45,723,000
  10,031,135     81,321,210       593,100      56,143,863      301,175    57,416,202
============ ==============  ============  ==============  ===========  ============
$103,175,658 $1,350,726,704  $  5,796,213  $1,619,954,617  $ 9,094,094  $310,745,644
  28,315,000    233,305,000            --      72,779,000      431,000    45,723,000
  10,031,135     81,321,210       593,100      56,143,863      301,175    57,416,202
         988             --            --             630       35,376           155
     825,280      3,923,125         1,438      11,148,888       10,970     1,459,691
   2,225,489     10,538,632            --              --           --     2,910,883
     538,819        776,663         9,788       2,625,508       11,526        90,622
          --             --            --              --           --        11,709
------------ --------------  ------------  --------------  -----------  ------------
 145,112,369  1,680,591,334     6,400,539   1,762,652,506    9,884,141   418,357,906
------------ --------------  ------------  --------------  -----------  ------------
  10,031,135     81,321,210       593,100      56,143,863      301,175    57,416,202
  12,665,462      4,405,512            --              --           --     2,558,779
       5,058             --           237              --          391        14,685
      67,952        825,070         2,800         152,775        6,413       131,617
     772,752      4,079,341         1,318       3,474,299       18,379     2,494,300
      13,581        734,102            --       2,136,544           --       205,587
          --             --            --              --           --       367,200
          --      1,101,240       123,462              --           --            --
      24,403             --            --              --           --            --
      99,065        609,997        60,432         449,823       80,352       238,562
------------ --------------  ------------  --------------  -----------  ------------
  23,679,408     93,076,472       781,349      62,357,304      406,710    63,426,932
------------ --------------  ------------  --------------  -----------  ------------
$121,432,961 $1,587,514,862  $  5,619,190  $1,700,295,202  $ 9,477,431  $354,930,974
============ ==============  ============  ==============  ===========  ============
$      9,449 $       59,842  $        974  $       89,362  $     1,304  $     26,746
 113,467,864  1,473,967,953    15,407,353   1,461,926,131   13,092,552   333,702,200
     371,128             --            --          53,978           --        64,990
     314,346   (130,662,239)  (11,140,602)    (60,654,087)  (4,235,886)  (33,964,981)
   7,270,174    244,149,306     1,351,465     298,879,818      619,461    55,102,019
------------ --------------  ------------  --------------  -----------  ------------
$121,432,961 $1,587,514,862  $  5,619,190  $1,700,295,202  $ 9,477,431  $354,930,974
============ ==============  ============  ==============  ===========  ============
   4,006,430     12,439,251       502,998      14,173,370      303,655    19,443,432
============ ==============  ============  ==============  ===========  ============
   2,731,819     15,600,186       254,456       2,669,964      470,387     3,183,364
============ ==============  ============  ==============  ===========  ============
   2,576,016     19,880,459       211,019       3,641,094      524,806     4,057,631
============ ==============  ============  ==============  ===========  ============
     134,980     10,723,273         5,061      39,764,484        5,092        61,285
============ ==============  ============  ==============  ===========  ============
          --      1,199,146            --      29,113,479           --            --
============ ==============  ============  ==============  ===========  ============
      $12.89         $27.04         $5.86          $19.07        $7.44        $13.45
============ ==============  ============  ==============  ===========  ============
      $13.68         $28.69         $6.22          $20.23        $7.89        $14.27
============ ==============  ============  ==============  ===========  ============
      $12.80         $26.02         $5.68          $18.70        $7.21        $12.74
============ ==============  ============  ==============  ===========  ============
      $12.84         $26.07         $5.68          $18.76        $7.22        $12.83
============ ==============  ============  ==============  ===========  ============
      $12.97         $26.33         $5.74          $18.95        $7.29        $12.96
============ ==============  ============  ==============  ===========  ============
      $12.98         $27.42         $5.73          $19.04        $7.43        $13.63
============ ==============  ============  ==============  ===========  ============
          --         $27.46            --          $19.05           --            --
============ ==============  ============  ==============  ===========  ============

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2003


                                                                                                                      All Cap
                                                                                                                       Value
                                                                                                                       Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends........................................................................................................ $  122,016
  Interest.........................................................................................................      3,740
  Less: Foreign withholding tax....................................................................................       (693)
                                                                                                                    ----------
  Total Investment Income..........................................................................................    125,063
                                                                                                                    ----------
EXPENSES:
  Management fees (Note 2).........................................................................................     69,644
  Registration fees................................................................................................     48,469
  Audit and legal..................................................................................................     43,921
  Custody..........................................................................................................     18,338
  Shareholder communications (Note 6)..............................................................................     10,053
  Administration fees (Note 2).....................................................................................      4,643
  Directors' fees..................................................................................................      3,197
  Service and distribution plan fees (Note 6)......................................................................      3,155
  Shareholder servicing fees (Note 6)..............................................................................      1,138
  Other............................................................................................................        795
                                                                                                                    ----------
  Total Expenses...................................................................................................    203,353
  Less: Management fee waiver and expense reimbursement (Note 2)...................................................    (84,142)
                                                                                                                    ----------
  Net Expenses.....................................................................................................    119,211
                                                                                                                    ----------
Net Investment Income (Loss).......................................................................................      5,852
                                                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
   Investment transactions.........................................................................................   (272,732)
   Options written.................................................................................................         --
   Futures contracts...............................................................................................         --
   Foreign currency transactions...................................................................................       (290)
                                                                                                                    ----------
  Net Realized Gain (Loss).........................................................................................   (273,022)
                                                                                                                    ----------
  Change in Net Unrealized Appreciation From:
   Investments.....................................................................................................  3,458,281
   Foreign currencies..............................................................................................         --
                                                                                                                    ----------
  Change in Net Unrealized Appreciation............................................................................  3,458,281
                                                                                                                    ----------
  Net Realized Loss on Investments and Reimbursement from the Manager Related to Prospectus Restrictions (Note 11).         --
                                                                                                                    ----------
Net Gain on Investments, Options, Futures Contracts and Foreign Currencies.........................................  3,185,259
                                                                                                                    ----------
Increase in Net Assets From Operations............................................................................. $3,191,111
                                                                                                                    ==========

                      See Notes to Financial Statements.


                           International   Investors    Large Cap
  Balanced      Capital       Equity         Value       Growth      Small Cap
    Fund         Fund          Fund          Fund         Fund      Growth Fund
--------------------------------------------------------------------------------
$ 1,653,897  $  8,440,803   $   211,485  $ 29,381,910  $   94,715  $  1,408,004
  2,148,683     8,022,556        22,726     1,464,956       4,052       380,346
    (12,577)      (63,984)      (26,258)     (275,214)         --          (525)
-----------  ------------   -----------  ------------  ----------  ------------
  3,790,003    16,399,375       207,953    30,571,652      98,767     1,787,825
-----------  ------------   -----------  ------------  ----------  ------------
    577,731     7,361,392        76,061     7,347,485      54,889     1,908,053
     41,044        83,286        27,465        89,373          --        71,282
     51,515       110,618        45,196       141,542      46,962        63,145
     32,093        72,451        66,844       157,875      18,945        42,229
     35,129       488,529        19,543       258,436      15,857       167,085
     52,521            --         4,226            --       3,659       136,290
      5,299        64,982         3,989        54,504       3,729        10,049
    747,216     8,167,968        41,675     1,614,938      60,983     1,275,350
    220,432     2,573,010        31,590     1,073,925      25,497       500,522
     24,452       118,230         4,477        50,051      47,507        21,789
-----------  ------------   -----------  ------------  ----------  ------------
  1,787,432    19,040,466       321,066    10,788,129     278,028     4,195,794
   (305,129)           --      (151,061)           --    (129,268)           --
-----------  ------------   -----------  ------------  ----------  ------------
  1,482,303    19,040,466       170,005    10,788,129     148,760     4,195,794
-----------  ------------   -----------  ------------  ----------  ------------
  2,307,700    (2,641,091)       37,948    19,783,523     (49,993)   (2,407,969)
-----------  ------------   -----------  ------------  ----------  ------------

  1,728,152    (8,105,934)   (3,336,936)   11,014,653    (378,667)   (9,457,605)
         --   (17,477,139)           --            --          --            --
         --            --            --            --          --     3,853,313
       (212)        6,057      (114,175)           --          --            --
-----------  ------------   -----------  ------------  ----------  ------------
  1,727,940   (25,577,016)   (3,451,111)   11,014,653    (378,667)   (5,604,292)
-----------  ------------   -----------  ------------  ----------  ------------
 12,048,062   494,267,836     4,589,105   365,047,029   1,803,635   124,575,909
         --            --           163            --          --            --
-----------  ------------   -----------  ------------  ----------  ------------
 12,048,062   494,267,836     4,589,268   365,047,029   1,803,635   124,575,909
-----------  ------------   -----------  ------------  ----------  ------------
         --            --            --            --          --         3,282
-----------  ------------   -----------  ------------  ----------  ------------
 13,776,002   468,690,820     1,138,157   376,061,682   1,424,968   118,974,899
-----------  ------------   -----------  ------------  ----------  ------------
$16,083,702  $466,049,729   $ 1,176,105  $395,845,205  $1,374,975  $116,566,930
===========  ============   ===========  ============  ==========  ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2003


                                                                                                            All Cap
                                                                                                             Value
                                                                                                             Fund
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........................................................................... $     5,852
  Net realized gain (loss)...............................................................................    (273,022)
  Change in net unrealized appreciation..................................................................   3,458,281
  Net realized loss on investments and reimbursement from the Manager related to prospectus restrictions.          --
                                                                                                          -----------
  Increase in Net Assets From Operations.................................................................   3,191,111
                                                                                                          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income..................................................................................      (6,240)
  Net realized gains.....................................................................................          --
  Capital................................................................................................          --
                                                                                                          -----------
  Decrease in Net Assets From Distributions to Shareholders..............................................      (6,240)
                                                                                                          -----------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares.......................................................................     462,870
  Net asset value of shares issued for reinvestment of dividends.........................................       6,240
  Cost of shares reacquired..............................................................................    (101,729)
                                                                                                          -----------
  Increase (Decrease) in Net Assets From Fund Share Transactions.........................................     367,381
                                                                                                          -----------
Increase (Decrease) in Net Assets........................................................................   3,552,252
NET ASSETS:
  Beginning of year......................................................................................   7,978,154
                                                                                                          -----------
  End of year*........................................................................................... $11,530,406
                                                                                                          ===========
  * Includes undistributed net investment income of:.....................................................      $5,486
                                                                                                          ===========

                      See Notes to Financial Statements.


                              International     Investors     Large Cap     Small Cap
  Balanced        Capital        Equity           Value        Growth        Growth
    Fund           Fund           Fund            Fund          Fund          Fund
----------------------------------------------------------------------------------------
$  2,307,700  $   (2,641,091) $      37,948  $   19,783,523  $   (49,993) $  (2,407,969)
   1,727,940     (25,577,016)    (3,451,111)     11,014,653     (378,667)    (5,604,292)
  12,048,062     494,267,836      4,589,268     365,047,029    1,803,635    124,575,909
          --              --             --              --           --          3,282
------------  --------------  -------------  --------------  -----------  -------------
  16,083,702     466,049,729      1,176,105     395,845,205    1,374,975    116,566,930
------------  --------------  -------------  --------------  -----------  -------------
  (2,148,351)       (709,827)            --     (20,792,107)          --             --
  (1,637,657)             --             --              --           --             --
          --      (1,532,526)            --              --           --             --
------------  --------------  -------------  --------------  -----------  -------------
  (3,786,008)     (2,242,353)            --     (20,792,107)          --             --
------------  --------------  -------------  --------------  -----------  -------------
  53,488,683     277,906,621    169,501,063     458,319,138    4,622,666    118,665,998
   3,336,625       2,031,063             --      18,213,407           --             --
 (41,259,952)   (239,242,850)  (172,614,251)   (212,653,993)  (2,921,197)  (110,222,169)
------------  --------------  -------------  --------------  -----------  -------------
  15,565,356      40,694,834     (3,113,188)    263,878,552    1,701,469      8,443,829
------------  --------------  -------------  --------------  -----------  -------------
  27,863,050     504,502,210     (1,937,083)    638,931,650    3,076,444    125,010,759
  93,569,911   1,083,012,652      7,556,273   1,061,363,552    6,400,987    229,920,215
------------  --------------  -------------  --------------  -----------  -------------
$121,432,961  $1,587,514,862  $   5,619,190  $1,700,295,202  $ 9,477,431  $ 354,930,974
============  ==============  =============  ==============  ===========  =============
    $371,128              --             --         $53,978           --        $64,990
============  ==============  =============  ==============  ===========  =============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002


                                                                     All Cap
                                                                      Value
                                                                      Fund
 ------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income (loss)................................... $     5,819
   Net realized gain (loss).......................................    (527,350)
   Change in net unrealized appreciation (depreciation)...........  (2,747,784)
                                                                   -----------
   Increase (Decrease) in Net Assets From Operations..............  (3,269,315)
                                                                   -----------
 DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
   Net investment income..........................................     (10,004)
   Net realized gains.............................................      (5,629)
                                                                   -----------
   Decrease in Net Assets From Distributions to Shareholders......     (15,633)
                                                                   -----------
 FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares...............................     371,735
   Net asset value of shares issued for reinvestment of dividends.          97
   Cost of shares reacquired......................................     (12,740)
                                                                   -----------
   Increase (Decrease) in Net Assets From Fund Share Transactions.     359,092
                                                                   -----------
 Increase (Decrease) in Net Assets................................  (2,925,856)
 NET ASSETS:
   Beginning of year..............................................  10,904,010
                                                                   -----------
   End of year*................................................... $ 7,978,154
                                                                   ===========
 * Includes undistributed net investment income of:...............      $5,774
                                                                   ===========

                      See Notes to Financial Statements.


                              International    Investors     Large Cap     Small Cap
  Balanced        Capital        Equity          Value        Growth        Growth
    Fund           Fund           Fund           Fund          Fund          Fund
---------------------------------------------------------------------------------------
$  2,631,004  $    2,557,714  $    (43,002) $   12,918,174  $   (67,753) $    (301,716)
   1,095,282     (83,789,292)   (1,000,528)    (69,579,548)  (1,372,957)   (26,528,183)
  (7,667,981)   (307,358,302)   (1,472,046)   (202,123,812)    (927,349)   (86,633,382)
------------  --------------  ------------  --------------  -----------  -------------
  (3,941,695)   (388,589,880)   (2,515,576)   (258,785,186)  (2,368,059)  (113,463,281)
------------  --------------  ------------  --------------  -----------  -------------
  (2,439,382)     (1,524,699)           --     (11,679,276)          --             --
  (1,241,952)             --            --              --           --       (275,762)
------------  --------------  ------------  --------------  -----------  -------------
  (3,681,334)     (1,524,699)           --     (11,679,276)          --       (275,762)
------------  --------------  ------------  --------------  -----------  -------------
  25,357,795     466,489,758    58,887,270     484,972,531    2,229,144    207,516,849
   2,959,366       1,364,736            --       7,262,986           --        252,577
 (31,930,713)   (292,529,287)  (59,225,233)   (203,786,977)  (3,198,627)  (168,025,240)
------------  --------------  ------------  --------------  -----------  -------------
  (3,613,552)    175,325,207      (337,963)    288,448,540     (969,483)    39,744,186
------------  --------------  ------------  --------------  -----------  -------------
 (11,236,581)   (214,789,372)   (2,853,539)     17,984,078   (3,337,542)   (73,994,857)
 104,806,492   1,297,802,024    10,409,812   1,043,379,474    9,738,529    303,915,072
------------  --------------  ------------  --------------  -----------  -------------
$ 93,569,911  $1,083,012,652  $  7,556,273  $1,061,363,552  $ 6,400,987  $ 229,920,215
============  ==============  ============  ==============  ===========  =============
    $435,425        $709,827            --      $1,178,235           --         $3,575
============  ==============  ============  ==============  ===========  =============

                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain funds of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), Salomon Brothers Balanced Fund ("Balanced Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), are separate investment funds of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these funds and six other separate investment funds:
Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Each fund of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the "Funds".

The Investment Series operates under a multiple class pricing structure, with each fund of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, certain of the Funds also offer Class Y shares. Each Fund has a specific investment objective:

Fund:                     Objective
All Cap Value Fund....... To seek long-term growth of capital. Secondarily, to seek current income.
Balanced Fund............ To obtain above average income (compared to a fund invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.
Capital Fund............. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
International Equity Fund To seek long-term capital growth.
Investors Value Fund..... To seek long-term growth of capital. Secondarily to seek current income.
Large Cap Growth Fund.... To seek long-term growth of capital.
Small Cap Growth Fund.... To seek long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market

          Notes to Financial Statements
          (continued)

quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

For the Funds (excluding International Equity Fund), securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

For the International Equity Fund, securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, or as a result of a significant event subsequent to the time a value was so established and is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is recorded as interest income at the time of the transaction and any gain or loss on the roll is deferred until disposition

          Notes to Financial Statements
          (continued)

of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2003 was approximately $8,221,519, for the Balanced Fund. At December 31, 2003, the Fund had outstanding mortgage dollar rolls with a total cost of $11,256,041.

  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the year ended December 31, 2003.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

  (i) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender's fee. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

  (j) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the

          Notes to Financial Statements
          (continued)

Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

  (k) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (l) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the All Cap Value Fund, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund, are declared on an annual basis. Dividends from net investment income for the Capital Fund and Investors Value Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (m) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (n) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (o) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), to act as its investment manager, subject to the supervision of the Board of Directors. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's respective average daily net assets: 0.75% for the All Cap Value Fund, 0.55% for the Balanced Fund, 0.90% for the International Equity Fund, 0.75% for the Large Cap Growth Fund and 0.70% for the Small Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%.

Pursuant to a sub-advisory agreement, SBAM has retained Citi Fund Management Inc. ("CFM") as sub-adviser to the Large Cap Growth Fund. Subject to the supervision of SBAM, CFM has responsibility for the day-to-day management of the Large Cap Growth Fund's portfolio. CFM is compensated by SBAM at no additional cost to the Large Cap Growth Fund. Instead, CFM receives a fee from SBAM equal to 0.45% of average daily net assets of the Large Cap Growth Fund.

          Notes to Financial Statements
          (continued)


Effective February 3, 2003, SBAM has entered into a sub-advisory agreement with Citigroup Asset Management Limited ("CAM Ltd.") to act as sub-adviser to the International Equity Fund. Subject to the supervision of SBAM, CAM Ltd.
has responsibility for the day-to-day management of the Fund's portfolio. CAM Ltd. is compensated by SBAM at no additional cost to the International Equity Fund. Instead, CAM Ltd. receives a fee from SBAM equal to 0.60% of average daily net assets of the International Equity Fund. Prior to February 3, 2003, CFM served as sub-adviser to the International Equity Fund. Subject to the supervision of SBAM, CFM had responsibility for the day-to-day management of the International Equity Fund's portfolio. CFM was compensated by SBAM at no additional cost to the International Equity Fund. Instead, CFM received a fee from SBAM equal to 0.60% of average daily net assets of the International Equity Fund.

The Investors Value Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                          Annual Fee Rate
---------------------------------------------------------------------------------
First $350 million...............................................      0.650%
Next $150 million................................................      0.550%
Next $250 million................................................      0.525%
Next $250 million................................................      0.500%
Over $1 billion..................................................      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund, which has the lowest performance for the period, and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, 2003, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 1.82%. For the rolling one year period ended September 30 and December 31, 2003, the Investors Value Fund exceeded the S&P 500 Index's performance by approximately 4.35% and 1.84%, respectively. As a result, base management fees were increased, in aggregate, by $145,326 for the year ended December 31, 2003.

For the year ended December 31, 2003, SBAM waived management fees of $69,644, $305,129, $76,061 and $54,889 for the All Cap Value Fund, Balanced Fund, International Equity Fund and Large Cap Growth Fund, respectively, and voluntarily absorbed expenses of $14,498, $75,000 and $74,379 for the All Cap Value Fund, International Equity Fund and Large Cap Growth Fund, respectively.

SBAM also acts as administrator for the Capital Fund and Investors Value Fund. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between SBAM and SBFM. The Capital Fund and Investors Value Fund do not pay SBAM an additional fee to act as the administrator.

Effective January 24, 2003, the All Cap Value Fund, Balanced Fund, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund entered into a new administration agreement with SBFM. As compensation for its services, the All Cap Value Fund, Balanced Fund, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund each pay SBFM a fee calculated at an annual rate of 0.05% of their respective average daily net assets. This fee is calculated daily and paid monthly.

Prior to January 24, 2003, SBAM served as administrator to the All Cap Value Fund, Balanced Fund, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund. As compensation for its services, the All Cap Value Fund,

          Notes to Financial Statements
          (continued)

Balanced Fund, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund each paid SBAM a fee calculated at an annual rate of 0.05% of their respective average daily net assets. This fee was calculated daily and paid monthly. SBAM had delegated its responsibilities as administrator to SBFM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. Each Fund has an agreement with CGM to distribute its shares pursuant to a multiple pricing system. For the year ended December 31, 2003, brokerage commissions of $375, $365,883, $225,244 and $125 were paid by the All Cap Value Fund, Capital Fund, Investors Value Fund and Large Cap Growth Fund, respectively, to CGM and its affiliates.

There are maximum initial sales charges of 5.75% and 1.00% for Class A and 2 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class 2 shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O and Y shares have no initial or contingent deferred sales charge.

For the year ended December 31, 2003, sales charges received by CGM and contingent deferred sales charges (CDSCs) paid to CGM were:

                                  Sales Charges            CDSCs
                                ----------------- ------------------------
                                Class A  Class 2  Class A Class B  Class 2
      --------------------------------------------------------------------
      All Cap Value Fund....... $  3,786       --      -- $    669 $    37
      Balanced Fund............  109,953 $128,875      --   46,026     543
      Capital Fund.............  759,340  762,912 $12,904  541,223  22,489
      International Equity Fund    2,302    8,492   2,502    3,539   2,855
      Investors Value Fund.....   93,598  107,781   6,270   63,683  10,308
      Large Cap Growth Fund....    7,156    4,453      --    3,798      13
      Small Cap Growth Fund....  140,191   88,289   5,371   29,937   3,905

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                           Purchases        Sales
          ------------------------------------------------------------
          All Cap Value Fund............ $    3,028,298 $    2,564,601
                                         ============== ==============
          Balanced Fund:
             U.S. government securities. $    3,099,054 $    3,441,678
             Other investments..........     86,665,592     81,369,347
                                         -------------- --------------
                                         $   89,764,646 $   84,811,025
                                         ============== ==============
          Capital Fund.................. $1,214,054,520 $1,294,670,941
                                         ============== ==============
          International Equity Fund..... $   50,863,111 $   53,043,366
                                         ============== ==============
          Investors Value Fund.......... $  649,063,631 $  432,073,437
                                         ============== ==============
          Large Cap Growth Fund......... $    3,121,625 $    1,866,870
                                         ============== ==============
          Small Cap Growth Fund......... $  352,492,153 $  358,171,976
                                         ============== ==============

          Notes to Financial Statements
          (continued)


At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                   Gross        Gross
                                 Unrealized   Unrealized   Net Unrealized
                                Appreciation Depreciation   Appreciation
      -------------------------------------------------------------------
      All Cap Value Fund....... $  1,950,120 $   (391,992)  $  1,558,128
      Balanced Fund............   12,218,038   (4,724,535)     7,493,503
      Capital Fund.............  288,062,910  (53,888,310)   234,174,600
      International Equity Fund    1,352,748     (150,551)     1,202,197
      Investors Value Fund.....  330,131,122  (39,310,731)   290,820,391
      Large Cap Growth Fund....      934,652     (653,246)       281,406
      Small Cap Growth Fund....   63,871,610   (9,559,079)    54,312,531

The following written covered call option transactions for the Capital Fund occurred during the year ended December 31, 2003:

                                                      Number of
                                                      Contracts   Premiums
                                                      --------- -----------
    Options written, outstanding at December 31, 2002      --   $         0
    Options written..................................   1,875     1,254,308
    Options exercised................................  (1,875)   (1,254,308)
                                                       ------   -----------
    Options written, outstanding at December 31, 2003      --   $         0
                                                       ======   ===========

At December 31, 2003, the Small Cap Growth Fund had the following open futures contracts:

 Contracts   Number of                                     Unrealized
  to Buy     Contracts Expiration Basis Value Market Value    Gain
 ---------   --------- ---------- ----------- ------------ ----------
Russell 2000    108       3/04    $29,550,748 $30,088,800   $538,052
                                                            ========

At December 31, 2003, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

                                                  Value
                     -------------------------------------
                     All Cap Value Fund....... $   999,613
                     Balanced Fund............  10,359,743
                     Capital Fund.............  79,249,837
                     International Equity Fund     565,299
                     Investors Value Fund.....  54,043,378
                     Large Cap Growth Fund....     292,289
                     Small Cap Growth Fund....  55,501,512

At December 31, 2003, the Funds listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:

                                                 Amount
                     -------------------------------------
                     All Cap Value Fund....... $ 1,032,961
                     Balanced Fund............  10,031,135
                     Capital Fund.............  81,321,210
                     International Equity Fund     593,100
                     Investors Value Fund.....  56,143,863
                     Large Cap Growth Fund....     301,175
                     Small Cap Growth Fund....  57,416,202

In addition, the Balanced Fund received securities collateral amounting to $530,438, which is maintained in a segregated account by the custodian.

          Notes to Financial Statements
          (continued)


Income earned by the Funds from securities lending for the year ended December 31, 2003 was as follows:

                                                    Amount
                    ---------------------------------------
                    All Cap Value Fund............ $  2,462
                    Balanced Fund.................   18,184
                    Capital Fund..................  149,949
                    International Equity Fund.....    5,159
                    Investors Value Fund..........   98,892
                    Large Cap Growth Fund.........      861
                    Small Cap Growth Fund.........   72,318

4. Fund Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Notes to Financial Statements
          (continued)


In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Line of Credit

The Balanced Fund and Small Cap Growth Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to the Balanced Fund and Small Cap Growth Fund was $1,956 and $5,046, respectively. Since the line of credit was established there have been no borrowings.

The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to each Fund was $91,000.

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and 2 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B and 2 shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution and Service Plan fees incurred, which are accrued daily and paid monthly, were as follows:


                                      Class A   Class B    Class 2
            --------------------------------------------------------
            All Cap Value Fund....... $    474 $    2,190 $      491
            Balanced Fund............   95,727    406,792    244,697
            Capital Fund.............  667,743  3,369,286  4,130,939
            International Equity Fund   14,174     14,618     12,883
            Investors Value Fund.....  521,888    501,050    592,000
            Large Cap Growth Fund....    3,996     28,503     28,484
            Small Cap Growth Fund....  481,030    403,724    390,596

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:


                              Class A  Class B   Class 2   Class O  Class Y
    -----------------------------------------------------------------------
    All Cap Value Fund....... $    336 $    493 $      189 $    120     --
    Balanced Fund............   90,178   91,380     37,622    1,252     --
    Capital Fund.............  489,405  947,508  1,095,873   39,846 $  378
    International Equity Fund   10,326   11,187      9,841      236     --
    Investors Value Fund.....  299,017  212,995    197,343  361,140  3,430
    Large Cap Growth Fund....    4,647    9,732     10,966      152     --
    Small Cap Growth Fund....  289,048  142,721     67,123    1,630     --

          Notes to Financial Statements
          (continued)


For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:


                               Class A  Class B  Class 2  Class O  Class Y
     ---------------------------------------------------------------------
     All Cap Value Fund....... $    206 $    237 $     53 $  9,557      --
     Balanced Fund............   12,816   13,588    8,190      535      --
     Capital Fund.............  101,109  161,985  178,866   43,607 $ 2,962
     International Equity Fund   13,141    3,365    2,964       73      --
     Investors Value Fund.....   40,205    9,640   11,396  120,364  76,831
     Large Cap Growth Fund....    3,469    6,175    6,167       46      --
     Small Cap Growth Fund....  117,990   24,702   23,943      450      --

7. Distributions Paid to Shareholders by Class

                                     Year Ended        Year Ended
                                  December 31, 2003 December 31, 2002
                                  ----------------- -----------------
           All Cap Value Fund:
           Class A
            Net investment income            --        $        4
            Net realized gains...            --                --
                                     ----------        ----------
            Total................            --        $        4
                                     ==========        ==========
           Class B
            Net investment income            --                --
            Net realized gains...            --        $       78
                                     ----------        ----------
            Total................            --        $       78
                                     ==========        ==========
           Class 2
            Net investment income            --                --
            Net realized gains...            --        $       15
                                     ----------        ----------
            Total................            --        $       15
                                     ==========        ==========
           Class O
            Net investment income    $    6,240        $   10,000
            Net realized gains...            --             5,536
                                     ----------        ----------
            Total................    $    6,240        $   15,536
                                     ==========        ==========
           Balanced Fund:
           Class A
            Net investment income    $  937,552        $  762,290
            Net realized gains...       631,483           333,140
                                     ----------        ----------
            Total................    $1,569,035        $1,095,430
                                     ==========        ==========
           Class B
            Net investment income    $  749,765        $1,245,362
            Net realized gains...       569,882           683,072
                                     ----------        ----------
            Total................    $1,319,647        $1,928,434
                                     ==========        ==========
           Class 2
            Net investment income    $  417,081        $  395,540
            Net realized gains...       412,168           211,566
                                     ----------        ----------
            Total................    $  829,249        $  607,106
                                     ==========        ==========
           Class O
            Net investment income    $   43,953        $   36,190
            Net realized gains...        24,124            14,174
                                     ----------        ----------
            Total................    $   68,077        $   50,364
                                     ==========        ==========

          Notes to Financial Statements
          (continued)

                                     Year Ended        Year Ended
                                  December 31, 2003 December 31, 2002
                                  ----------------- -----------------
           Capital Fund:
           Class A
            Net investment income    $   221,852       $   645,771
            Capital..............        478,980                --
                                     -----------       -----------
            Total................    $   700,832       $   645,771
                                     ===========       ===========
           Class B
            Net investment income    $    89,605                --
            Capital..............        193,459                --
                                     -----------       -----------
            Total................    $   283,064                --
                                     ===========       ===========
           Class 2
            Net investment income    $   105,057                --
            Capital..............        226,820                --
                                     -----------       -----------
            Total................    $   331,877                --
                                     ===========       ===========
           Class O
            Net investment income    $   261,526       $   742,760
            Capital..............        564,637                --
                                     -----------       -----------
            Total................    $   826,163       $   742,760
                                     ===========       ===========
           Class Y
            Net investment income    $    31,787       $   136,168
            Capital..............         68,630                --
                                     -----------       -----------
            Total................    $   100,417       $   136,168
                                     ===========       ===========
           Investors Value Fund:
           Net Investment Income
            Class A..............    $ 2,906,985       $ 1,932,139
            Class B..............        251,453           142,385
            Class 2..............        333,731           151,032
            Class O..............     10,378,703         6,944,421
            Class Y..............      6,921,235         2,509,299
                                     -----------       -----------
            Total................    $20,792,107       $11,679,276
                                     ===========       ===========
           Small Cap Growth Fund:
           Net Realized Gains
            Class A..............             --       $   172,633
            Class B..............             --            66,175
            Class 2..............             --            36,424
            Class O..............             --               530
                                     -----------       -----------
            Total................             --       $   275,762
                                     ===========       ===========

8. Capital Stock

At December 31, 2003, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

          Notes to Financial Statements
          (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                         All Cap Value Fund+                            Balanced Fund
                                 ----------------------------------  --------------------------------------------------
                                    Year Ended        Year Ended            Year Ended                Year Ended
                                 December 31, 2003 December 31, 2002     December 31, 2003         December 31, 2002
                                 ----------------  ----------------  ------------------------  ------------------------
                                 Shares   Amount   Shares   Amount     Shares       Amount       Shares       Amount
                                 ------  --------  ------  --------  ----------  ------------  ----------  ------------
Class A
  Shares sold................... 25,417  $315,975  12,954  $137,950   2,512,624  $ 30,423,169   1,232,466  $ 14,585,922
  Shares issued on reinvestment.     --        --      --         3     115,624     1,410,972      81,980       970,087
  Shares reacquired............. (4,809)  (61,153)   (513)   (6,848) (1,177,408)  (14,199,670)   (824,999)   (9,769,313)
                                 ------  --------  ------  --------  ----------  ------------  ----------  ------------
  Net Increase.................. 20,608  $254,822  12,441  $131,105   1,450,840  $ 17,634,471     489,447  $  5,786,696
                                 ======  ========  ======  ========  ==========  ============  ==========  ============
Class B
  Shares sold................... 11,971  $127,895  14,230  $176,228     694,556  $  8,350,663     387,623  $  4,514,343
  Shares issued on reinvestment.     --        --       6        79      93,027     1,114,858     124,351     1,467,196
  Shares reacquired............. (3,251)  (37,334)   (243)   (2,297) (1,963,678)  (23,577,720) (1,595,003)  (18,660,032)
                                 ------  --------  ------  --------  ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  8,720  $ 90,561  13,993  $174,010  (1,176,095) $(14,112,199) (1,083,029) $(12,678,493)
                                 ======  ========  ======  ========  ==========  ============  ==========  ============
Class 2
  Shares sold...................     --        --   5,173  $ 57,557   1,214,134  $ 14,684,007     508,049  $  5,881,710
  Shares issued on reinvestment.     --        --       1        15      62,344       759,755      40,132       472,943
  Shares reacquired.............   (401) $ (3,242)   (341)   (3,595)   (288,758)   (3,476,930)   (300,812)   (3,484,363)
                                 ------  --------  ------  --------  ----------  ------------  ----------  ------------
  Net Increase (Decrease).......   (401) $ (3,242)  4,833  $ 53,977     987,720  $ 11,966,832     247,369  $  2,870,290
                                 ======  ========  ======  ========  ==========  ============  ==========  ============
Class O
  Shares sold...................  1,519  $ 19,000      --        --       2,621  $     30,844      33,732  $    375,820
  Shares issued on reinvestment.    545     6,240      --        --       4,182        51,040       4,125        49,140
  Shares reacquired.............     --        --      --        --        (447)       (5,632)     (1,445)      (17,005)
                                 ------  --------  ------  --------  ----------  ------------  ----------  ------------
  Net Increase..................  2,064  $ 25,240      --        --       6,356  $     76,252      36,412  $    407,955
                                 ======  ========  ======  ========  ==========  ============  ==========  ============

--------
+ Inception date for Class A and 2 shares are January 25, 2002 and January 17, 2002, respectively.

                                                     Capital Fund
                                 ---------------------------------------------------
                                        Year Ended                 Year Ended
                                     December 31, 2003         December 31, 2002
                                 ------------------------  -------------------------
                                   Shares       Amount       Shares        Amount
                                 ----------  ------------  ----------  -------------
Class A
  Shares sold...................  5,334,794  $117,292,346   5,881,745  $ 133,757,191
  Shares issued on reinvestment.     32,197       609,166      20,754        520,499
  Shares reacquired............. (4,539,991)  (98,795,290) (5,369,913)  (111,889,727)
                                 ----------  ------------  ----------  -------------
  Net Increase (Decrease).......    827,000  $ 19,106,222     532,586  $  22,387,963
                                 ==========  ============  ==========  =============
Class B
  Shares sold...................  1,877,645  $ 40,981,230   4,960,982  $ 111,742,230
  Shares issued on reinvestment.     12,693       232,657          --             --
  Shares reacquired............. (2,671,842)  (55,789,719) (3,458,669)   (66,969,410)
                                 ----------  ------------  ----------  -------------
  Net Increase (Decrease).......   (781,504) $(14,575,832)  1,502,313  $  44,772,820
                                 ==========  ============  ==========  =============
Class 2
  Shares sold...................  3,731,214  $ 81,799,915   7,622,563  $ 172,155,917
  Shares issued on reinvestment.     15,909       292,085          --             --
  Shares reacquired............. (3,224,933)  (67,592,562) (4,172,553)   (80,741,227)
                                 ----------  ------------  ----------  -------------
  Net Increase (Decrease).......    522,190  $ 14,499,438   3,450,010  $  91,414,690
                                 ==========  ============  ==========  =============
Class O
  Shares sold...................  1,654,495  $ 37,830,877   2,089,545  $  48,828,563
  Shares issued on reinvestment.     41,649       796,738      28,031        708,069
  Shares reacquired.............   (786,867)  (17,060,258) (1,086,782)   (22,928,923)
                                 ----------  ------------  ----------  -------------
  Net Increase..................    909,277  $ 21,567,357   1,030,794  $  26,607,709
                                 ==========  ============  ==========  =============
Class Y
  Shares sold...................         88  $      2,253         281  $       5,857
  Shares issued on reinvestment.      5,244       100,417       5,385        136,168
  Shares reacquired.............       (203)       (5,021)   (561,798)   (10,000,000)
                                 ----------  ------------  ----------  -------------
  Net Increase (Decrease).......      5,129  $     97,649    (556,132) $  (9,857,975)
                                 ==========  ============  ==========  =============

                                               International Equity Fund
                                 -----------------------------------------------------
                                         Year Ended                  Year Ended
                                      December 31, 2003          December 31, 2002
                                 --------------------------  -------------------------
                                    Shares        Amount       Shares        Amount
                                 -----------  -------------  ----------  -------------
Class A
  Shares sold...................  30,909,281  $ 156,936,896   9,082,279  $  58,068,926
  Shares issued on reinvestment.          --             --          --             --
  Shares reacquired............. (31,203,923)  (159,369,779) (8,919,216)   (57,382,654)
                                 -----------  -------------  ----------  -------------
  Net Increase (Decrease).......    (294,642) $  (2,432,883)    163,063  $     686,272
                                 ===========  =============  ==========  =============
Class B
  Shares sold...................      14,114  $      73,401       9,931  $      62,466
  Shares issued on reinvestment.          --             --          --             --
  Shares reacquired.............     (83,368)      (419,945)    (97,998)      (589,050)
                                 -----------  -------------  ----------  -------------
  Net Increase (Decrease).......     (69,254) $    (346,544)    (88,067) $    (526,584)
                                 ===========  =============  ==========  =============
Class 2
  Shares sold...................   2,432,271  $  12,057,902     129,087  $     754,878
  Shares issued on reinvestment.          --             --          --             --
  Shares reacquired.............  (2,493,366)   (12,396,732)   (206,193)    (1,253,064)
                                 -----------  -------------  ----------  -------------
  Net Increase (Decrease).......     (61,095) $    (338,830)    (77,106) $    (498,186)
                                 ===========  =============  ==========  =============
Class O
  Shares sold...................      87,876  $     432,864         144  $       1,000
  Shares issued on reinvestment.          --             --          --             --
  Shares reacquired.............     (86,080)      (427,795)        (64)          (465)
                                 -----------  -------------  ----------  -------------
  Net Increase..................       1,796  $       5,069          80  $         535
                                 ===========  =============  ==========  =============
Class Y
  Shares sold...................          --             --          --             --
  Shares issued on reinvestment.          --             --          --             --
  Shares reacquired.............          --             --          --             --
                                 -----------  -------------  ----------  -------------
  Net Increase (Decrease).......          --             --          --             --
                                 ===========  =============  ==========  =============

          Notes to Financial Statements
          (continued)


                                                Investors Value Fund
                                 --------------------------------------------------
                                        Year Ended                Year Ended
                                     December 31, 2003         December 31, 2002
                                 ------------------------  ------------------------
                                   Shares       Amount       Shares       Amount
                                 ----------  ------------  ----------  ------------
Class A
  Shares sold...................  7,620,978  $124,641,097   9,818,770  $166,339,826
  Shares issued on reinvestment.    169,442     2,805,872     121,914     1,834,373
  Shares reacquired............. (6,234,542)  (99,494,210) (5,792,943)  (91,714,471)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  1,555,878  $ 27,952,759   4,147,741  $ 76,459,728
                                 ==========  ============  ==========  ============
Class B
  Shares sold...................    265,706  $  4,241,099     628,655  $ 10,490,488
  Shares issued on reinvestment.     13,605       216,291       7,967       115,041
  Shares reacquired............. (1,422,306)  (22,195,532) (1,297,073)  (20,190,662)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease)....... (1,142,995) $(17,738,142)   (660,451) $ (9,585,133)
                                 ==========  ============  ==========  ============
Class 2
  Shares sold...................  1,468,950  $ 23,323,178   1,508,981  $ 24,251,088
  Shares issued on reinvestment.     19,103       306,058       8,848       127,959
  Shares reacquired............. (1,519,167)  (23,628,620) (1,731,043)  (27,782,256)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease).......    (31,114) $        616    (213,214) $ (3,403,209)
                                 ==========  ============  ==========  ============
Class O
  Shares sold...................  8,792,535  $130,600,285   1,429,621  $ 25,091,394
  Shares issued on reinvestment.    478,347     7,963,914     318,259     4,896,920
  Shares reacquired............. (3,155,573)  (51,474,451) (3,246,293)  (52,879,030)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  6,115,309  $ 87,089,748  (1,498,413) $(22,890,716)
                                 ==========  ============  ==========  ============
Class Y
  Shares sold................... 10,925,578  $175,513,479  16,269,231  $258,799,735
  Shares issued on reinvestment.    416,497     6,921,272      21,676       288,693
  Shares reacquired.............   (966,305)  (15,861,180)   (774,609)  (11,220,558)
                                 ----------  ------------  ----------  ------------
  Net Increase.................. 10,375,770  $166,573,571  15,516,298  $247,867,870
                                 ==========  ============  ==========  ============

                                             Large Cap Growth Fund
                                 --------------------------------------------
                                       Year Ended             Year Ended
                                   December 31, 2003      December 31, 2002
                                 ---------------------  ---------------------
                                  Shares      Amount     Shares      Amount
                                 --------  -----------  --------  -----------
Class A
  Shares sold...................  201,730  $ 1,331,429    48,412  $   354,413
  Shares issued on reinvestment.       --           --        --           --
  Shares reacquired.............  (56,897)    (376,044) (161,496)  (1,241,842)
                                 --------  -----------  --------  -----------
  Net Increase (Decrease).......  144,833  $   955,385  (113,084) $  (887,429)
                                 ========  ===========  ========  ===========
Class B
  Shares sold...................  184,582  $ 1,246,184    87,560  $   606,415
  Shares issued on reinvestment.       --           --        --           --
  Shares reacquired............. (153,853)  (1,011,280) (156,703)  (1,033,858)
                                 --------  -----------  --------  -----------
  Net Increase (Decrease).......   30,729  $   234,904   (69,143) $  (427,443)
                                 ========  ===========  ========  ===========
Class 2
  Shares sold...................  300,920  $ 2,020,053   189,978  $ 1,267,316
  Shares issued on reinvestment.       --           --        --           --
  Shares reacquired............. (241,263)  (1,531,716) (140,525)    (917,510)
                                 --------  -----------  --------  -----------
  Net Increase (Decrease).......   59,657  $   488,337    49,453  $   349,806
                                 ========  ===========  ========  ===========
Class O
  Shares sold...................    3,688  $    25,000       140  $     1,000
  Shares issued on reinvestment.       --           --        --           --
  Shares reacquired.............     (354)      (2,157)     (825)      (5,417)
                                 --------  -----------  --------  -----------
  Net Increase (Decrease).......    3,334  $    22,843      (685) $    (4,417)
                                 ========  ===========  ========  ===========
Class Y
  Shares sold...................       --           --        --           --
  Shares issued on reinvestment.       --           --        --           --
  Shares reacquired.............       --           --        --           --
                                 --------  -----------  --------  -----------
  Net Increase..................       --           --        --           --
                                 ========  ===========  ========  ===========

                                                 Small Cap Growth Fund
                                 ----------------------------------------------------
                                        Year Ended                 Year Ended
                                     December 31, 2003          December 31, 2002
                                 ------------------------  --------------------------
                                   Shares       Amount        Shares        Amount
                                 ----------  ------------  -----------  -------------
Class A
  Shares sold...................  9,318,627  $ 98,001,012   13,827,584  $ 164,640,422
  Shares issued on reinvestment.         --            --       12,993        158,002
  Shares reacquired............. (6,862,091)  (71,871,999) (11,762,814)  (139,556,181)
                                 ----------  ------------  -----------  -------------
  Net Increase..................  2,456,536  $ 26,129,013    2,077,763  $  25,242,243
                                 ==========  ============  ===========  =============
Class B
  Shares sold...................    378,794  $  4,002,131    1,166,932  $  13,176,611
  Shares issued on reinvestment.         --            --        5,127         59,935
  Shares reacquired............. (2,556,971)  (24,927,521)  (1,891,669)   (18,773,911)
                                 ----------  ------------  -----------  -------------
  Net Decrease.................. (2,178,177) $(20,925,390)    (719,610) $  (5,537,365)
                                 ==========  ============  ===========  =============
Class 2
  Shares sold...................  1,162,474  $ 12,152,930    2,194,424  $  25,054,228
  Shares issued on reinvestment.         --            --        2,911         34,142
  Shares reacquired.............   (883,890)   (8,989,520)    (540,368)    (5,253,122)
                                 ----------  ------------  -----------  -------------
  Net Increase..................    278,584  $  3,163,410    1,656,967  $  19,835,248
                                 ==========  ============  ===========  =============
Class O
  Shares sold...................    463,221  $  4,509,925      414,813  $   4,645,588
  Shares issued on reinvestment.         --            --           41            498
  Shares reacquired.............   (457,970)   (4,433,129)    (403,168)    (4,442,026)
                                 ----------  ------------  -----------  -------------
  Net Increase..................      5,251  $     76,796       11,686  $     204,060
                                 ==========  ============  ===========  =============

          Notes to Financial Statements
          (continued)


9. Tax Information

At December 31, 2003, the All Cap Value Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund, had for Federal income tax purposes, capital loss carryforwards of approximately $763,000, $120,688,000, $10,992,000, $52,541,000, $3,898,000 and
$33,111,000 available to offset future capital gains through December 31, 2008, 2009, 2010 and 2011, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


                                    Total       2008      2009       2010        2011
-----------------------------------------------------------------------------------------
All Cap Value Fund.............. $    763,000 $     -- $       -- $   257,000 $   506,000
Capital Fund....................  120,688,000       --  3,192,000  46,107,000  71,389,000
International Equity Fund.......   10,992,000  162,000  4,777,000   2,501,000   3,552,000
Investors Value Fund............   52,541,000       --         --  25,371,000  27,170,000
Large Cap Growth Fund...........    3,898,000  722,000  1,403,000   1,290,000     483,000
Small Cap Growth Fund...........   33,111,000       --         --  20,975,000  12,136,000

The character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 2003, reclassifications were made to the capital accounts of the All Cap Value Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the All Cap Value Fund reclassified a portion of paid-in capital amounting to $390 to undistributed net investment income. The Capital Fund reclassified accumulated net investment loss amounting to $2,635,034 to paid-in capital. The International Equity Fund reclassified accumulated net investment loss amounting to $76,227 to paid-in capital. The Investors Value Fund reclassified a portion of overdistributed net investment income amounting to $295,367 to paid-in capital. The Large Cap Growth Fund reclassified $49,993 of accumulated net investment loss to paid-in capital. The Small Cap Growth Fund reclassified accumulated net investment loss amounting to $2,493,283 to paid-in capital.

In addition, the All Cap Value Fund had capital losses realized of $6,271, after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

10. Income Tax Information and Distributions to Shareholders

At December 31, 2003, the tax basis components of distributable earnings were:

                                Undistributed  Accumulated
                                  Ordinary       Capital      Unrealized
                                   Income       Gain/Loss    Appreciation
      -------------------------------------------------------------------
      All Cap Value Fund.......   $  5,486    $    (763,256) $  1,558,128
      Balanced Fund............    142,569          319,576     7,493,503
      Capital Fund.............         --     (120,687,533)  234,174,600
      International Equity Fund         --      (10,991,609)    1,202,472
      Investors Value Fund.....         --      (52,540,682)  290,820,391
      Large Cap Growth Fund....         --       (3,897,831)      281,406
      Small Cap Growth Fund....         --      (33,110,502)   54,312,531

          Notes to Financial Statements
          (continued)

At December 31, 2003, for the All Cap Value Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, straddle loss deferrals, return of capital from Real Estate Investment Trust and mark to market of derivative contracts.

The tax character of distributions paid during the year ended December 31, 2003 was:

                                                   Long-Term
                                        Ordinary    Capital
                             Capital     Income      Gains      Total
       -----------------------------------------------------------------
       All Cap Value Fund.. $       -- $     6,240       --  $     6,240
       Balanced Fund.......         --   3,143,226 $642,782    3,786,008
       Capital Fund........  1,532,526     709,827       --    2,242,353
       Investors Value Fund         --  20,792,107       --   20,792,107

For the year ended December 31, 2003, International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund did not make any distributions.

At December 31, 2002, the tax basis components of distributable earnings were:


                                Undistributed  Accumulated
                                  Ordinary       Capital      Unrealized
                                   Income       Gain/Loss    Depreciation
      --------------------------------------------------------------------
      All Cap Value Fund.......  $    5,774   $   (256,857) $  (1,869,598)
      Balanced Fund............          --            417     (4,426,062)
      Capital Fund.............     709,827    (49,298,380)  (259,311,530)
      International Equity Fund          --     (7,440,055)    (3,237,803)
      Investors Value Fund.....   1,124,257    (25,371,318)   (68,398,530)
      Large Cap Growth Fund....          --     (3,414,427)    (1,509,892)
      Small Cap Growth Fund....          --    (20,974,619)   (70,502,562)

At December 31, 2002, for the All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:


                                              Long-term
                                   Ordinary    Capital
                                    Income      Gains      Total
            -------------------------------------------------------
            All Cap Value Fund... $    15,633       --  $    15,633
            Balanced Fund........   3,493,713 $187,621    3,681,334
            Capital Fund.........   1,524,699       --    1,524,699
            Investors Value Fund.  11,679,276       --   11,679,276
            Small Cap Growth Fund     275,762       --      275,762

For the year ended December 31, 2002, International Equity Fund and Large Cap Growth Fund did not make any distributions.

          Notes to Financial Statements
          (continued)


11. Prospectus Restriction

The Small Cap Growth Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. The Small Cap Growth Fund considers small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Growth Index ("Index") at the time of investment. Subsequent to a reconstitution of the Russell 2000 Growth Index in July 2003, the Small Cap Growth Fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the Index, resulting in less than 80% of the Small Cap Growth Fund's net assets being invested in equity securities of small cap companies and related investments for a period of time.

The Small Cap Growth Fund sold certain securities of issuers with market capitalizations not similar to the companies in the Index to achieve compliance with its investment policy resulting in a net realized loss to the Fund of $8,427. The Manager has agreed to reimburse the Small Cap Growth Fund for losses on investments that were acquired in violation of its investment policy in the amount of $11,709.

12. Additional Information

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

13. Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class 2 shares will no longer be imposed.

On February 5, 2004, the Board of Directors approved, effective March 1, 2004, a reduction of management fee from an annual rate of 0.75% to an annual rate of 0.70% of average daily net assets.

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                       Class A Shares
                                                     ------------------
                                                      2003    2002(1)
                                                     ------  -------
Net Asset Value, Beginning of Year.................. $ 9.58  $13.30
                                                     ------  ------
Income (Loss) From Operations:
 Net investment income (loss) (2)...................  (0.02)   0.02
 Net realized and unrealized gain (loss)............   3.77   (3.73)
                                                     ------  ------
Total Income (Loss) From Operations.................   3.75   (3.71)
                                                     ------  ------
Less Distributions From:
 Net realized gains.................................     --   (0.01)
                                                     ------  ------
Total Distributions.................................     --   (0.01)
                                                     ------  ------
Net Asset Value, End of Year........................ $13.33  $ 9.58
                                                     ======  ======
Total Return (3)....................................   39.1%  (27.9)%++
Net Assets, End of Year (000s)......................   $441    $119
Ratios to Average Net Assets:
 Expenses...........................................   1.50%   1.50%+
 Net investment loss................................  (0.16)  (0.17)+
Portfolio Turnover Rate.............................     28%     42%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.13) $(0.17)
 Expense ratio......................................   2.57%   3.56%+

All Cap Value Fund
--------------------------------------------------------------------------------

                                                           Class B Shares
                                                     --------------------------
                                                      2003     2002    2001(4)
                                                     ------  ------   -------
Net Asset Value, Beginning of Year..................  $9.49  $13.60   $12.88
                                                     ------  ------   ------
Income (Loss) From Operations:
 Net investment loss (2)............................  (0.10)  (0.08)   (0.01)
 Net realized and unrealized gain (loss)............   3.72   (4.02)    0.73
                                                     ------  ------   ------
Total Income (Loss) From Operations.................   3.62   (4.10)    0.72
                                                     ------  ------   ------
Less Distributions From:
 Net realized gains.................................     --   (0.01)      --
                                                     ------  ------   ------
Total Distributions.................................     --   (0.01)      --
                                                     ------  ------   ------
Net Asset Value, End of Year........................ $13.11   $9.49   $13.60
                                                     ======  ======   ======
Total Return (3)....................................   38.2%  (30.2)%    5.6%++
Net Assets, End of Year (000s)......................   $308    $140      $11
Ratios to Average Net Assets:
 Expenses...........................................   2.25%   2.25%    2.25%+
 Net investment loss................................  (0.90)  (0.79)   (0.55)+
Portfolio Turnover Rate.............................     28%     42%    3.51%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.22) $(0.30)  $(0.03)
 Expense ratio......................................   3.36%   4.37%    3.36%+

--------
(1) For the period January 25, 2002 (inception date) to December 31, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) For the period November 8, 2001 (inception date) to December 31, 2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                         Class 2 Shares
                                                     -----------------------
                                                       2003      2002(1)
                                                     -------  --------------
Net Asset Value, Beginning of Year..................   $9.51      $13.19
                                                     -------      ------
Income (Loss) From Operations:
 Net investment loss (2)............................   (0.10)      (0.08)
 Net realized and unrealized gain (loss)............    3.73       (3.59)
                                                     -------      ------
Total Income (Loss) From Operations.................    3.63       (3.67)
                                                     -------      ------
Less Distributions From:
 Net realized gains.................................      --       (0.01)
                                                     -------      ------
Total Distributions.................................      --       (0.01)
                                                     -------      ------
Net Asset Value, End of Year........................  $13.14       $9.51
                                                     =======      ======
Total Return (3)....................................    38.2%      (27.9)%++
Net Assets, End of Year (000s)......................     $58         $46
Ratios to Average Net Assets:
 Expenses...........................................    2.25%       2.25%+
 Net investment loss................................   (0.90)      (0.83)+
Portfolio Turnover Rate.............................      28%         42%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................  $(0.24)     $(0.29)
 Expense ratio......................................    3.52%       4.34%+

All Cap Value Fund
---------------------------------------------------------------------------------------
                                                              Class O Shares
                                                     -------  -------------- -------
                                                       2003        2002       2001(4)
                                                     -------  -------------- -------
Net Asset Value, Beginning of Year..................   $9.59      $13.62      $12.50
                                                     -------      ------     -------
Income (Loss) From Operations:
 Net investment income (2)..........................    0.01        0.01        0.01
 Net realized and unrealized gain (loss)............    3.78       (4.02)       1.11
                                                     -------      ------     -------
Total Income (Loss) From Operations.................    3.79       (4.01)       1.12
                                                     -------      ------     -------
Less Distributions From:
 Net investment income..............................   (0.01)      (0.01)         --
 Net realized gains.................................      --       (0.01)         --
                                                     -------      ------     -------
Total Distributions.................................   (0.01)      (0.02)         --
                                                     -------      ------     -------
Net Asset Value, End of Year........................  $13.37       $9.59      $13.62
                                                     =======      ======     =======
Total Return (3)....................................    39.5%      (29.5)%       9.0%++
Net Assets, End of Year (000s)...................... $10,723      $7,673     $10,893
Ratios to Average Net Assets:
 Expenses...........................................    1.25%       1.25%       1.25%+
 Net investment income..............................    0.09        0.07        0.45+
Portfolio Turnover Rate.............................      28%         42%       3.51%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................  $(0.09)     $(0.22)     $(0.02)
 Expense ratio......................................    2.14%       3.35%       2.36%+

--------
(1) For the period January 17, 2002 (inception date) to December 31, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) For the period October 15, 2001 (inception date) to December 31, 2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                    Class A Shares
                                                     ---------------------------------------------
                                                       2003     2002      2001     2000     1999
                                                     -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year..................  $11.48   $12.39    $12.84   $12.81   $13.11
                                                     -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income..............................    0.32*    0.39*     0.48*    0.54*    0.50*
 Net realized and unrealized gain (loss)............    1.57    (0.80)    (0.36)    0.44    (0.08)
                                                     -------  -------   -------  -------  -------
Total Income (Loss) From Operations.................    1.89    (0.41)     0.12     0.98     0.42
                                                     -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income..............................   (0.30)   (0.35)    (0.46)   (0.50)   (0.50)
 Net realized gains.................................   (0.18)   (0.15)    (0.11)   (0.45)   (0.22)
                                                     -------  -------   -------  -------  -------
Total Distributions.................................   (0.48)   (0.50)    (0.57)   (0.95)   (0.72)
                                                     -------  -------   -------  -------  -------
Net Asset Value, End of Year........................  $12.89   $11.48    $12.39   $12.84   $12.81
                                                     =======  =======   =======  =======  =======
Total Return (1)....................................    16.9%    (3.3)%     1.0%     7.9%     3.2%
Net Assets, End of Year (000s)...................... $51,639  $29,341   $25,607  $24,290  $35,386
Ratios to Average Net Assets:
 Expenses...........................................    0.95%    0.95%     0.95%    0.95%    0.95%
 Net investment income..............................    2.64     3.24      3.79     4.19     3.79
Portfolio Turnover Rate.............................      93%      36%       55%      28%      34%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income per share....................   $0.28*   $0.35*    $0.44*   $0.51*   $0.47*
 Expense ratio......................................    1.27%    1.24%     1.25%    1.18%    1.17%

Balanced Fund
-------------------------------------------------------------------------------------------
                                                                    Class B Shares
                                                     ---------------------------------------------
                                                       2003     2002      2001     2000     1999
                                                     -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year..................  $11.41   $12.32    $12.77   $12.76   $13.08
                                                     -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income..............................    0.23*    0.30*     0.39*    0.44*    0.40*
 Net realized and unrealized gain (loss)............    1.55    (0.79)    (0.35)    0.44    (0.08)
                                                     -------  -------   -------  -------  -------
Total Income (Loss) From Operations.................    1.78    (0.49)     0.04     0.88     0.32
                                                     -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income..............................   (0.21)   (0.27)    (0.38)   (0.42)   (0.42)
 Net realized gains.................................   (0.18)   (0.15)    (0.11)   (0.45)   (0.22)
                                                     -------  -------   -------  -------  -------
Total Distributions.................................   (0.39)   (0.42)    (0.49)   (0.87)   (0.64)
                                                     -------  -------   -------  -------  -------
Net Asset Value, End of Year........................  $12.80   $11.41    $12.32   $12.77   $12.76
                                                     =======  =======   =======  =======  =======
Total Return (1)....................................    15.9%    (4.0)%     0.3%     7.1%     2.4%
Net Assets, End of Year (000s)...................... $34,972  $44,574   $61,485  $73,311  $97,656
Ratios to Average Net Assets:
 Expenses...........................................    1.70%    1.70%     1.69%    1.70%    1.70%
 Net investment income..............................    1.94     2.46      3.05     3.43     3.03
Portfolio Turnover Rate.............................      93%      36%       55%      28%      34%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income per share....................   $0.19*   $0.26*    $0.36*   $0.41*   $0.37*
 Expense ratio......................................    2.00%    1.99%     1.88%    1.93%    1.92%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                    Class 2 Shares
                                                     ---------------------------------------------
                                                       2003     2002      2001     2000     1999
                                                     -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year..................  $11.44   $12.35    $12.81   $12.79   $13.11
                                                     -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income..............................    0.23*    0.30*     0.38*    0.44*    0.41*
 Net realized and unrealized gain (loss)............    1.56    (0.79)    (0.35)    0.45    (0.09)
                                                     -------  -------   -------  -------  -------
Total Income (Loss) From Operations.................    1.79    (0.49)     0.03     0.89     0.32
                                                     -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income..............................   (0.21)   (0.27)    (0.38)   (0.42)   (0.42)
 Net realized gains.................................   (0.18)   (0.15)    (0.11)   (0.45)   (0.22)
                                                     -------  -------   -------  -------  -------
Total Distributions.................................   (0.39)   (0.42)    (0.49)   (0.87)   (0.64)
                                                     -------  -------   -------  -------  -------
Net Asset Value, End of Year........................  $12.84   $11.44    $12.35   $12.81   $12.79
                                                     =======  =======   =======  =======  =======
Total Return (1)....................................    16.0%    (4.0)%     0.2%     7.2%     2.4%
Net Assets, End of Year (000s)...................... $33,069  $18,168   $16,564  $15,496  $21,030
Ratios to Average Net Assets:
 Expenses...........................................    1.70%    1.70%     1.69%    1.70%    1.70%
 Net investment income..............................    1.88     2.48      3.03     3.45     3.04
Portfolio Turnover Rate.............................      93%      36%       55%      28%      34%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income per share....................   $0.20*   $0.26*    $0.37*   $0.41*   $0.38*
 Expense ratio......................................    1.93%    1.99%     1.84%    1.94%    1.92%

Balanced Fund
-------------------------------------------------------------------------------------------
                                                                    Class O Shares
                                                     ---------------------------------------------
                                                       2003     2002      2001     2000     1999
                                                     -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year..................  $11.56   $12.47    $12.91   $12.88   $13.18
                                                     -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income..............................    0.36*    0.42*     0.52*    0.58*    0.54*
 Net realized and unrealized gain (loss)............    1.57    (0.80)    (0.36)    0.43    (0.09)
                                                     -------  -------   -------  -------  -------
Total Income (Loss) From Operations.................    1.93    (0.38)     0.16     1.01     0.45
                                                     -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income..............................   (0.33)   (0.38)    (0.49)   (0.53)   (0.53)
 Net realized gains.................................   (0.18)   (0.15)    (0.11)   (0.45)   (0.22)
                                                     -------  -------   -------  -------  -------
Total Distributions.................................   (0.51)   (0.53)    (0.60)   (0.98)   (0.75)
                                                     -------  -------   -------  -------  -------
Net Asset Value, End of Year........................  $12.98   $11.56    $12.47   $12.91   $12.88
                                                     =======  =======   =======  =======  =======
Total Return (1)....................................    17.1%    (3.1)%     1.3%     8.1%     3.4%
Net Assets, End of Year (000s)......................  $1,753   $1,487    $1,150   $1,504   $1,460
Ratios to Average Net Assets:
 Expenses...........................................    0.70%    0.70%     0.70%    0.70%    0.70%
 Net investment income..............................    2.92     3.47      4.03     4.45     4.00
Portfolio Turnover Rate.............................      93%      36%       55%      28%      34%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income per share....................   $0.34*   $0.38*    $0.50*   $0.55*   $0.51*
 Expense ratio......................................    0.86%    0.99%     0.79%    0.93%    0.92%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
---------------------------------------------------
                                                                        Class A Shares
                                                     ----------------------------------------------------
                                                         2003      2002       2001      2000      1999
                                                     --------   --------   --------  --------   -------
Net Asset Value, Beginning of Year..................   $18.87     $25.09     $25.44    $25.29    $22.92
                                                     --------   --------   --------  --------   -------
Income (Loss) From Operations:
 Net investment income..............................     0.05*      0.13*      0.24*     0.17*     0.15*
 Net realized and unrealized gain (loss)............     8.18      (6.30)      0.16      4.53      4.99
                                                     --------   --------   --------  --------   -------
Total Income (Loss) From Operations.................     8.23      (6.17)      0.40      4.70      5.14
                                                     --------   --------   --------  --------   -------
Less Distributions From:
 Net investment income..............................    (0.02)     (0.05)     (0.20)    (0.13)    (0.18)
 Net realized gains.................................       --         --      (0.55)    (4.42)    (2.59)
 Capital............................................    (0.04)        --         --        --        --
                                                     --------   --------   --------  --------   -------
Total Distributions.................................    (0.06)     (0.05)     (0.75)    (4.55)    (2.77)
                                                     --------   --------   --------  --------   -------
Net Asset Value, End of Year........................   $27.04     $18.87     $25.09    $25.44    $25.29
                                                     ========   ========   ========  ========   =======
Total Return (1)....................................     43.8%     (24.6)%      1.6%     18.9%     23.1%
Net Assets, End of Year (000s)...................... $336,324   $219,140   $277,998  $109,786   $29,814
Ratios to Average Net Assets:
 Expenses...........................................     1.08%      1.12%      1.07%     1.16%     1.27%
 Net investment income..............................     0.21       0.61       0.94      0.66      0.61
Portfolio Turnover Rate.............................      107%       107%        72%       97%      126%

Capital Fund
---------------------------------------------------
                                                                        Class B Shares
                                                     ----------------------------------------------------
                                                         2003      2002       2001      2000      1999
                                                     --------   --------   --------  --------   -------
Net Asset Value, Beginning of Year..................   $18.28     $24.45     $24.86    $24.86    $22.63
                                                     --------   --------   --------  --------   -------
Income (Loss) From Operations:
 Net investment income (loss).......................    (0.14)*    (0.05)*     0.04*    (0.04)*   (0.04)*
 Net realized and unrealized gain (loss)............     7.90      (6.12)      0.16      4.46      4.92
                                                     --------   --------   --------  --------   -------
Total Income (Loss) From Operations.................     7.76      (6.17)      0.20      4.42      4.88
                                                     --------   --------   --------  --------   -------
Less Distributions From:
 Net investment income..............................    (0.01)        --      (0.06)       --     (0.06)
 Net realized gains.................................       --         --      (0.55)    (4.42)    (2.59)
 Capital............................................    (0.01)        --         --        --        --
                                                     --------   --------   --------  --------   -------
Total Distributions.................................    (0.02)        --      (0.61)    (4.42)    (2.65)
                                                     --------   --------   --------  --------   -------
Net Asset Value, End of Year........................   $26.02     $18.28     $24.45    $24.86    $24.86
                                                     ========   ========   ========  ========   =======
Total Return (1)....................................     42.5%     (25.2)%      0.8%     18.1%     22.2%
Net Assets, End of Year (000s)...................... $405,893   $299,391   $363,817  $195,736   $79,678
Ratios to Average Net Assets:
 Expenses...........................................     1.94%      1.95%      1.86%     1.91%     2.02%
 Net investment income (loss).......................    (0.65)     (0.22)      0.15     (0.14)    (0.16)
Portfolio Turnover Rate.............................      107%       107%        72%       97%      126%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
-------------------------------------------------
                                                                      Class 2 Shares
                                                   -----------------------------------------------------
                                                      2003       2002      2001       2000       1999
                                                   --------   --------   --------  --------   --------
Net Asset Value, Beginning of Year................   $18.31     $24.50     $24.90    $24.90     $22.69
                                                   --------   --------   --------  --------   --------
Income (Loss) From Operations:
 Net investment income (loss).....................    (0.13)*    (0.05)*     0.04*    (0.03)*    (0.04)*
 Net realized and unrealized gain (loss)..........     7.91      (6.14)      0.17      4.45       4.91
                                                   --------   --------   --------  --------   --------
Total Income (Loss) From Operations...............     7.78      (6.19)      0.21      4.42       4.87
                                                   --------   --------   --------  --------   --------
Less Distributions From:
 Net investment income............................    (0.01)        --      (0.06)       --      (0.07)
 Net realized gains...............................       --         --      (0.55)    (4.42)     (2.59)
 Capital..........................................    (0.01)        --         --        --         --
                                                   --------   --------   --------  --------   --------
Total Distributions...............................    (0.02)        --      (0.61)    (4.42)     (2.66)
                                                   --------   --------   --------  --------   --------
Net Asset Value, End of Year......................   $26.07     $18.31     $24.50    $24.90     $24.90
                                                   ========   ========   ========  ========   ========
Total Return (1)..................................     42.5%     (25.3)%      0.8%     18.0%      22.2%
Net Assets, End of Year (000s).................... $518,298   $354,434   $389,731  $122,307    $24,830
Ratios to Average Net Assets:
 Expenses.........................................     1.92%      1.96%      1.84%     1.91%      2.02%
 Net investment income (loss).....................    (0.63)     (0.22)      0.16     (0.12)     (0.18)
Portfolio Turnover Rate...........................      107%       107%        72%       97%       126%

Capital Fund
-------------------------------------------------
                                                                      Class O Shares
                                                   -----------------------------------------------------
                                                      2003       2002      2001       2000       1999
                                                   --------   --------   --------  --------   --------
Net Asset Value, Beginning of Year................   $19.08     $25.27     $25.61    $25.43     $22.99
                                                   --------   --------   --------  --------   --------
Income (Loss) From Operations:
 Net investment income............................     0.14*      0.23*      0.34*     0.23*      0.22*
 Net realized and unrealized gain (loss)..........     8.28      (6.34)      0.16      4.57       5.00
                                                   --------   --------   --------  --------   --------
Total Income (Loss) From Operations...............     8.42      (6.11)      0.50      4.80       5.22
                                                   --------   --------   --------  --------   --------
Less Distributions From:
 Net investment income............................    (0.03)     (0.08)     (0.29)    (0.20)     (0.19)
 Net realized gains...............................       --         --      (0.55)    (4.42)     (2.59)
 Capital..........................................    (0.05)        --         --        --         --
                                                   --------   --------   --------  --------   --------
Total Distributions...............................    (0.08)     (0.08)     (0.84)    (4.62)     (2.78)
                                                   --------   --------   --------  --------   --------
Net Asset Value, End of Year......................   $27.42     $19.08     $25.27    $25.61     $25.43
                                                   ========   ========   ========  ========   ========
Total Return (1)..................................     44.3%     (24.3)%      2.0%     19.2%      23.4%
Net Assets, End of Year (000s).................... $294,073   $187,241   $221,979  $227,739   $215,308
Ratios to Average Net Assets:
 Expenses.........................................     0.65%      0.67%      0.67%     0.90%      1.01%
 Net investment income............................     0.64       1.07       1.32      0.84       0.91
Portfolio Turnover Rate...........................      107%       107%        72%       97%       126%

--------
(1)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                             Class Y Shares
                                                     ------------------------------
                                                       2003     2002      2001(1)
                                                     -------  -------   -------
Net Asset Value, Beginning of Year..................  $19.10   $25.30    $27.48
                                                     -------  -------   -------
Income (Loss) From Operations:
 Net investment income..............................    0.15*    0.24*     0.30*
 Net realized and unrealized gain (loss)............    8.29    (6.36)    (1.67)
                                                     -------  -------   -------
Total Income (Loss) From Operations.................    8.44    (6.12)    (1.37)
                                                     -------  -------   -------
Less Distributions From:
 Net investment income..............................   (0.03)   (0.08)    (0.26)
 Net realized gains.................................      --       --     (0.55)
 Capital............................................   (0.05)      --        --
                                                     -------  -------   -------
Total Distributions.................................   (0.08)   (0.08)    (0.81)
                                                     -------  -------   -------
Net Asset Value, End of Year........................  $27.46   $19.10    $25.30
                                                     =======  =======   =======
Total Return (2)....................................    44.4%   (24.3)%    (5.0)%++
Net Assets, End of Year (000s)...................... $32,927  $22,807   $44,277
Ratios to Average Net Assets:
 Expenses...........................................    0.63%    0.65%     0.66%+
 Net investment income..............................    0.66     1.07      1.33+
Portfolio Turnover Rate.............................     107%     107%       72%

--------
(1) For the period January 31, 2001 (inception date) to December 31, 2001.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                    Class A Shares
                                                     ---------------------------------------------
                                                      2003     2002     2001     2000     1999(1)
                                                     ------  ------   ------   -------   -------
Net Asset Value, Beginning of Year..................  $5.47   $7.52    $9.60    $12.49   $10.00
                                                     ------  ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)...................   0.04   (0.01)   (0.00)#   (0.04)   (0.03)
 Net realized and unrealized gain (loss)............   0.35   (2.04)   (2.08)    (2.85)    2.52
                                                     ------  ------   ------   -------   ------
Total Income (Loss) From Operations.................   0.39   (2.05)   (2.08)    (2.89)    2.49
                                                     ------  ------   ------   -------   ------
Net Asset Value, End of Year........................  $5.86   $5.47    $7.52     $9.60   $12.49
                                                     ======  ======   ======   =======   ======
Total Return (3)....................................    7.1%  (27.3)%  (21.7)%   (23.1)%   24.9%++
Net Assets, End of Year (000s)...................... $2,946  $4,361   $4,770   $12,472   $2,538
Ratios to Average Net Assets:
 Expenses...........................................   1.75%   1.75%    1.75%     1.75%    1.75%+
 Net investment income (loss).......................   0.72   (0.10)   (0.01)    (0.41)   (1.39)+
Portfolio Turnover Rate.............................    753%     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.04) $(0.10)  $(0.02)   $(0.08)  $(0.08)
 Expense ratio......................................   3.34%   3.17%    1.90%     2.10%    4.36%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                    Class B Shares
                                                     ---------------------------------------------
                                                       2003     2002     2001     2000    1999(1)
                                                     ------   ------   ------   ------   -------
Net Asset Value, Beginning of Year..................  $5.33    $7.38    $9.51   $12.47   $10.00
                                                     ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)............................  (0.00)#  (0.06)   (0.07)   (0.13)   (0.04)
 Net realized and unrealized gain (loss)............   0.35    (1.99)   (2.06)   (2.83)    2.51
                                                     ------   ------   ------   ------   ------
Total Income (Loss) From Operations.................   0.35    (2.05)   (2.13)   (2.96)    2.47
                                                     ------   ------   ------   ------   ------
Net Asset Value, End of Year........................  $5.68    $5.33    $7.38    $9.51   $12.47
                                                     ======   ======   ======   ======   ======
Total Return (3)....................................    6.6%   (27.8)%  (22.4)%  (23.7)%   24.7%++
Net Assets, End of Year (000s)...................... $1,446   $1,727   $3,040   $4,685   $3,863
Ratios to Average Net Assets:
 Expenses...........................................   2.50%    2.50%    2.50%    2.50%    2.50%+
 Net investment loss................................  (0.08)   (0.88)   (0.83)   (1.19)   (2.30)+
Portfolio Turnover Rate.............................    753%      13%      16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.11)  $(0.13)  $(0.12)  $(0.17)  $(0.09)
 Expense ratio......................................   4.67%    3.75%    3.12%    2.85%    5.11%+

--------
(1) For the period October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
#  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                       Class 2 Shares
                                                        ---------------------------------------------
                                                          2003     2002     2001     2000    1999(1)
                                                        ------   ------   ------   ------   -------
Net Asset Value, Beginning of Year.....................  $5.33    $7.38    $9.50   $12.46   $10.00
                                                        ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.01)   (0.06)   (0.07)   (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............   0.36    (1.99)   (2.05)   (2.83)    2.50
                                                        ------   ------   ------   ------   ------
Total Income (Loss) From Operations....................   0.35    (2.05)   (2.12)   (2.96)    2.46
                                                        ------   ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.68    $5.33    $7.38    $9.50   $12.46
                                                        ======   ======   ======   ======   ======
Total Return (3).......................................    6.6%   (27.8)%  (22.3)%  (23.8)%   24.6%++
Net Assets, End of Year (000s)......................... $1,198   $1,450   $2,576   $4,384   $2,441
Ratios to Average Net Assets:
 Expenses..............................................   2.50%    2.50%    2.50%    2.50%    2.50%+
 Net investment loss...................................  (0.16)   (0.88)   (0.78)   (1.15)   (2.13)+
Portfolio Turnover Rate................................    753%      13%      16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).....................  $(0.12) $(0.13)  $(0.11)  $(0.17)  $(0.09)
 Expense ratio.........................................   4.67%    3.75%    2.98%    2.85%    5.09%+

International Equity Fund
-------------------------------------------------------------------------------------------
                                                                       Class O Shares
                                                        ---------------------------------------------
                                                          2003     2002     2001     2000    1999(1)
                                                        ------   ------   ------   ------   -------
Net Asset Value, Beginning of Year.....................  $5.39    $7.39    $9.62   $12.49   $10.00
                                                        ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)......................   0.02     0.01     0.04    (0.02)   (0.02)
 Net realized and unrealized gain (loss)...............   0.32    (2.01)   (2.27)   (2.85)    2.51
                                                        ------   ------   ------   ------   ------
Total Income (Loss) From Operations....................   0.34    (2.00)   (2.23)   (2.87)    2.49
                                                        ------   ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.73    $5.39    $7.39    $9.62   $12.49
                                                        ======   ======   ======   ======   ======
Total Return (3).......................................    6.3%   (27.1)%  (23.2)%  (23.0)%   24.9%++
Net Assets, End of Year (000s).........................    $29      $18      $24   $1,012   $1,262
Ratios to Average Net Assets:
 Expenses..............................................   1.50%    1.50%    1.50%    1.50%    1.50%+
 Net investment income (loss)..........................   0.45     0.10     0.41    (0.22)   (0.83)+
Portfolio Turnover Rate................................    753%      13%      16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment income
(loss) per share and expense ratios would have been:
 Net investment income (loss) per share (2)............  $(0.07) $(0.08)   $0.02   $(0.06)  $(0.07)
 Expense ratio.........................................   3.66%    2.93%    1.64%    1.85%    4.05%+

--------
(1) For the period October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                                      Class A Shares
                                                     -------------------------------------------------
                                                       2003       2002       2001      2000     1999
                                                     --------  --------   --------   -------  -------
Net Asset Value, Beginning of Year..................   $14.69    $18.97     $20.41    $20.70   $22.04
                                                     --------  --------   --------   -------  -------
Income (Loss) From Operations:
 Net investment income..............................     0.22*     0.19*      0.14*     0.18*    0.21*
 Net realized and unrealized gain (loss)............     4.38     (4.31)     (1.02)     2.80     2.29
                                                     --------  --------   --------   -------  -------
Total Income (Loss) From Operations.................     4.60     (4.12)     (0.88)     2.98     2.50
                                                     --------  --------   --------   -------  -------
Less Distributions From:
 Net investment income..............................    (0.22)    (0.16)     (0.14)    (0.19)   (0.13)
 Net realized gains.................................       --        --      (0.42)    (3.08)   (3.71)
                                                     --------  --------   --------   -------  -------
Total Distributions.................................    (0.22)    (0.16)     (0.56)    (3.27)   (3.84)
                                                     --------  --------   --------   -------  -------
Net Asset Value, End of Year........................   $19.07    $14.69     $18.97    $20.41   $20.70
                                                     ========  ========   ========   =======  =======
Total Return (1)....................................     31.6%    (21.8)%     (4.4)%    14.9%    11.5%
Net Assets, End of Year (000s)...................... $270,317  $185,308   $160,688   $72,445  $32,817
Ratios to Average Net Assets:
 Expenses...........................................     0.96%     0.91%      1.03%     1.00%    0.87%
 Net investment income..............................     1.32      1.19       0.70      0.85     0.90
Portfolio Turnover Rate.............................       34%       44%        43%       75%      66%

Investors Value Fund
--------------------------------------------------------------------------------

                                                                     Class B Shares
                                                     ----------------------------------------------
                                                       2003     2002      2001      2000     1999
                                                     -------  -------   -------   -------  -------
Net Asset Value, Beginning of Year..................  $14.40   $18.63    $20.09    $20.43   $21.87
                                                     -------  -------   -------   -------  -------
Income (Loss) From Operations:
 Net investment income (loss).......................    0.07*    0.02*    (0.03)*    0.02*    0.04*
 Net realized and unrealized gain (loss)............    4.31    (4.21)    (1.00)     2.77     2.26
                                                     -------  -------   -------   -------  -------
Total Income (Loss) From Operations.................    4.38    (4.19)    (1.03)     2.79     2.30
                                                     -------  -------   -------   -------  -------
Less Distributions From:
 Net investment income..............................   (0.08)   (0.04)    (0.01)    (0.05)   (0.03)
 Net realized gains.................................      --       --     (0.42)    (3.08)   (3.71)
                                                     -------  -------   -------   -------  -------
Total Distributions.................................   (0.08)   (0.04)    (0.43)    (3.13)   (3.74)
                                                     -------  -------   -------   -------  -------
Net Asset Value, End of Year........................  $18.70   $14.40    $18.63    $20.09   $20.43
                                                     =======  =======   =======   =======  =======
Total Return (1)....................................    30.5%   (22.5)%    (5.3)%    14.2%    10.6%
Net Assets, End of Year (000s)...................... $49,915  $54,897   $83,335   $80,960  $81,759
Ratios to Average Net Assets:
 Expenses...........................................    1.83%    1.85%     1.90%     1.73%    1.61%
 Net investment income (loss).......................    0.45     0.13     (0.17)     0.12     0.16
Portfolio Turnover Rate.............................      34%      44%       43%       75%      66%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                                     Class 2 Shares
                                                     ----------------------------------------------
                                                       2003     2002      2001      2000     1999
                                                     -------  -------   -------   -------  -------
Net Asset Value, Beginning of Year..................  $14.45   $18.69    $20.13    $20.46   $21.88
                                                     -------  -------   -------   -------  -------
Income (Loss) From Operations:
 Net investment income (loss).......................    0.08*    0.04*    (0.03)*    0.02*    0.03*
 Net realized and unrealized gain (loss)............    4.32    (4.24)    (0.98)     2.78     2.30
                                                     -------  -------   -------   -------  -------
Total Income (Loss) From Operations.................    4.40    (4.20)    (1.01)     2.80     2.33
                                                     -------  -------   -------   -------  -------
Less Distributions From:
 Net investment income..............................   (0.09)   (0.04)    (0.01)    (0.05)   (0.04)
 Net realized gains.................................      --       --     (0.42)    (3.08)   (3.71)
                                                     -------  -------   -------   -------  -------
Total Distributions.................................   (0.09)   (0.04)    (0.43)    (3.13)   (3.75)
                                                     -------  -------   -------   -------  -------
Net Asset Value, End of Year........................  $18.76   $14.45    $18.69    $20.13   $20.46
                                                     =======  =======   =======   =======  =======
Total Return (1)....................................    30.5%   (22.5)%    (5.2)%    14.2%    10.7%
Net Assets, End of Year (000s)...................... $68,296  $53,052   $72,607   $25,580  $17,883
Ratios to Average Net Assets:
 Expenses...........................................    1.79%    1.78%     1.86%     1.74%    1.61%
 Net investment income (loss).......................    0.49     0.22     (0.14)     0.11     0.15
Portfolio Turnover Rate.............................      34%      44%       43%       75%      66%

Investors Value Fund
--------------------------------------------------------------------------------

                                                                       Class O Shares
                                                     ---------------------------------------------------
                                                       2003       2002       2001      2000      1999
                                                     --------  --------   --------   --------  --------
Net Asset Value, Beginning of Year..................   $14.66    $18.94     $20.38     $20.69    $22.05
                                                     --------  --------   --------   --------  --------
Income (Loss) From Operations:
 Net investment income..............................     0.26*     0.23*      0.19*      0.24*     0.26*
 Net realized and unrealized gain (loss)............     4.39     (4.31)     (1.02)      2.80      2.31
                                                     --------  --------   --------   --------  --------
Total Income (Loss) From Operations.................     4.65     (4.08)     (0.83)      3.04      2.57
                                                     --------  --------   --------   --------  --------
Less Distributions From:
 Net investment income..............................    (0.27)    (0.20)     (0.19)     (0.27)    (0.22)
 Net realized gains.................................       --        --      (0.42)     (3.08)    (3.71)
                                                     --------  --------   --------   --------  --------
Total Distributions.................................    (0.27)    (0.20)     (0.61)     (3.35)    (3.93)
                                                     --------  --------   --------   --------  --------
Net Asset Value, End of Year........................   $19.04    $14.66     $18.94     $20.38    $20.69
                                                     ========  ========   ========   ========  ========
Total Return (1)....................................     32.0%    (21.6)%     (4.2)%     15.2%     11.7%
Net Assets, End of Year (000s)...................... $757,230  $493,344   $665,747   $702,394  $662,248
Ratios to Average Net Assets:
 Expenses...........................................     0.67%     0.63%      0.74%      0.73%     0.63%
 Net investment income..............................     1.60      1.37       0.98       1.12      1.16
Portfolio Turnover Rate.............................       34%       44%       43 %        75%       66%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                                 Class Y Shares
                                                        --------------------------------
                                                            2003     2002      2001(1)
                                                        --------  ----------------------
Net Asset Value, Beginning of Year.....................   $14.66    $18.94    $19.41
                                                        --------  --------   -------
Income (Loss) From Operations:
 Net investment income.................................     0.27*     0.26*     0.08
 Net realized and unrealized gain (loss)...............     4.39     (4.34)    (0.46)
                                                        --------  --------   -------
Total Income (Loss) From Operations....................     4.66     (4.08)    (0.38)
                                                        --------  --------   -------
Less Distributions From:
 Net investment income.................................    (0.27)    (0.20)    (0.09)
                                                        --------  --------   -------
Total Distributions....................................    (0.27)    (0.20)    (0.09)
                                                        --------  --------   -------
Net Asset Value, End of Year...........................   $19.05    $14.66    $18.94
                                                        ========  ========   =======
Total Return (2).......................................     32.1%    (21.6)%    (1.9)%++
Net Assets, End of Year (000s)......................... $554,537  $274,763   $61,002
Ratios to Average Net Assets:
 Expenses..............................................     0.66%     0.59%     0.73%+
 Net investment income.................................     1.62      1.66      0.98+
Portfolio Turnover Rate................................       34%       44%       43%

--------
(1)For the period July 16, 2001 (inception date) to December 31, 2001.
(2)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
---------------------------------------------------------------------------------------------------
                                                                     Class A Shares
                                                     ----------------------------------------------
                                                        2003   2002     2001     2000      1999(1)
                                                     ------- ------   ------   ------   ----------
Net Asset Value, Beginning of Year..................  $6.13   $8.22    $9.37   $11.18     $10.00
                                                     ------  ------   ------   ------     ------
Income (Loss) From Operations:
 Net investment loss (2)............................  (0.01)  (0.02)   (0.03)   (0.06)     (0.01)
 Net realized and unrealized gain (loss)............   1.32   (2.07)   (1.12)   (1.73)      1.19
                                                     ------  ------   ------   ------     ------
Total Income (Loss) From Operations.................   1.31   (2.09)   (1.15)   (1.79)      1.18
                                                     ------  ------   ------   ------     ------
Less Distributions From:
 Net realized gains.................................     --      --       --    (0.02)        --
 Capital............................................     --      --       --    (0.00)#       --
                                                     ------  ------   ------   ------     ------
Total Distributions.................................     --      --       --    (0.02)        --
                                                     ------  ------   ------   ------     ------
Net Asset Value, End of Year........................  $7.44   $6.13    $8.22    $9.37     $11.18
                                                     ======  ======   ======   ======     ======
Total Return (3)....................................   21.4%  (25.4)%  (12.3)%  (16.0)%     11.8%++
Net Assets, End of Year (000s)...................... $2,259    $973   $2,236   $2,199     $2,070
Ratios to Average Net Assets:
 Expenses...........................................   1.45%   1.45%    1.45%    1.45%      1.44%+
 Net investment loss................................  (0.10)  (0.29)   (0.39)   (0.51)     (0.37)+
Portfolio Turnover Rate.............................     26%     34%      54%      79%        10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.12) $(0.18)  $(0.09)  $(0.10)    $(0.07)
 Expense ratio......................................   3.16%   3.67%    2.22%    1.88%      4.02%+

Large Cap Growth Fund
---------------------------------------------------------------------------------------------------
                                                                     Class B Shares
                                                     ----------------------------------------------
                                                        2003   2002     2001     2000      1999(1)
                                                     ------- ------   ------   ------   ----------
Net Asset Value, Beginning of Year..................  $5.98   $8.09    $9.29   $11.17     $10.00
                                                     ------  ------   ------   ------     ------
Income (Loss) From Operations:
 Net investment loss (2)............................  (0.06)  (0.07)   (0.10)   (0.14)     (0.02)
 Net realized and unrealized gain (loss)............   1.29   (2.04)   (1.10)   (1.72)      1.19
                                                     ------  ------   ------   ------     ------
Total Income (Loss) From Operations.................   1.23   (2.11)   (1.20)   (1.86)      1.17
                                                     ------  ------   ------   ------     ------
Less Distributions From:
 Net realized gains.................................     --      --       --    (0.02)        --
 Capital............................................     --      --       --    (0.00)#       --
                                                     ------  ------   ------   ------     ------
Total Distributions.................................     --      --       --    (0.02)        --
                                                     ------  ------   ------   ------     ------
Net Asset Value, End of Year........................  $7.21   $5.98    $8.09    $9.29     $11.17
                                                     ======  ======   ======   ======     ======
Total Return (3)....................................   20.6%  (26.1)%  (12.9)%  (16.6)%     11.7%++
Net Assets, End of Year (000s)...................... $3,393  $2,631   $4,117   $6,709     $6,243
Ratios to Average Net Assets:
 Expenses...........................................   2.20%   2.20%    2.19%    2.20%      2.21%+
 Net investment loss................................  (0.85)  (1.03)   (1.15)   (1.26)     (1.17)+
Portfolio Turnover Rate.............................     26%     34%      54%      79%        10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.17) $(0.23)  $(0.16)  $(0.18)    $(0.08)
 Expense ratio......................................   3.96%   4.44%    2.92%    2.63%      4.73%+

--------
(1)For the period October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                    Class 2 Shares
                                                     --------------------------------------------
                                                      2003     2002     2001     2000    1999(1)
                                                     ------  ------   ------   ------   -------
Net Asset Value, Beginning of Year..................  $5.99   $8.10    $9.30   $11.16   $10.00
                                                     ------  ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)............................  (0.06)  (0.07)   (0.09)   (0.14)   (0.02)
 Net realized and unrealized gain (loss)............   1.29   (2.04)   (1.11)   (1.70)    1.18
                                                     ------  ------   ------   ------   ------
Total Income (Loss) From Operations.................   1.23   (2.11)   (1.20)   (1.84)    1.16
                                                     ------  ------   ------   ------   ------
Less Distributions From:
 Net realized gains.................................     --      --       --    (0.02)      --
 Capital............................................     --      --       --    (0.00)#     --
                                                     ------  ------   ------   ------   ------
Total Distributions.................................     --      --       --    (0.02)      --
                                                     ------  ------   ------   ------   ------
Net Asset Value, End of Year........................  $7.22   $5.99    $8.10    $9.30   $11.16
                                                     ======  ======   ======   ======   ======
Total Return (3)....................................   20.5%  (26.1)%  (12.9)%  (16.5)%   11.6%++
Net Assets, End of Year (000s)...................... $3,787  $2,786   $3,366   $2,362   $1,234
Ratios to Average Net Assets:
 Expenses...........................................   2.20%   2.20%    2.19%    2.20%    2.19%+
 Net investment loss................................  (0.85)  (1.01)   (1.14)   (1.27)   (1.14)+
Portfolio Turnover Rate.............................     26%     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.17) $(0.22)  $(0.16)  $(0.18)  $(0.08)
 Expense ratio......................................   4.01%   4.48%    2.95%    2.63%    4.71%+

Large Cap Growth Fund
---------------------------------------------------
                                                                    Class O Shares
                                                     --------------------------------------------
                                                      2003     2002     2001     2000    1999(4)
                                                     ------  ------   ------   ------   -------
Net Asset Value, Beginning of Year..................  $6.10   $8.17    $9.40   $11.18   $10.00
                                                     ------  ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)...................   0.01   (0.00)#  (0.02)   (0.03)   (0.00)#
 Net realized and unrealized gain (loss)............   1.32   (2.07)   (1.21)   (1.73)    1.18
                                                     ------  ------   ------   ------   ------
Total Income (Loss) From Operations.................   1.33   (2.07)   (1.23)   (1.76)    1.18
                                                     ------  ------   ------   ------   ------
Less Distributions From:
 Net realized gains.................................     --      --       --    (0.02)      --
 Capital............................................     --      --       --    (0.00)#     --
                                                     ------  ------   ------   ------   ------
Total Distributions.................................     --      --       --    (0.02)      --
                                                     ------  ------   ------   ------   ------
Net Asset Value, End of Year........................  $7.43   $6.10    $8.17    $9.40   $11.18
                                                     ======  ======   ======   ======   ======
Total Return (3)....................................   21.8%  (25.3)%  (13.1)%  (15.7)%   11.8%++
Net Assets, End of Year (000s)......................    $38     $11      $20   $1,626   $1,917
Ratios to Average Net Assets:
 Expenses...........................................   1.20%   1.21%    1.19%    1.20%    1.21%+
 Net investment income (loss).......................   0.17   (0.04)   (0.18)   (0.25)   (0.11)+
Portfolio Turnover Rate.............................     26%     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2).................. $(0.13) $(0.16)  $(0.07)  $(0.07)  $(0.07)
 Expense ratio......................................   3.33%   3.42%    1.76%    1.62%    3.88%+

--------
(1) For the period October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) For the period October 26, 1999 (inception date) to December 31, 1999.
#  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                         Class A Shares
                                                     -------------------------------------------------------
                                                        2003       2002        2001       2000       1999
                                                     --------   --------    --------   --------   --------
Net Asset Value, Beginning of Year..................   $ 8.91     $13.29      $14.23     $17.23     $11.59
                                                     --------   --------    --------   --------   --------
Income (Loss) From Operations:
 Net investment income (loss).......................    (0.07)*     0.02*       0.02*     (0.04)*    (0.07)*
 Net realized and unrealized gain (loss)............     4.61      (4.39)      (0.96)      2.55       6.63
                                                     --------   --------    --------   --------   --------
Total Income (Loss) From Operations.................     4.54      (4.37)      (0.94)      2.51       6.56
                                                     --------   --------    --------   --------   --------
Less Distributions From:
 Net realized gains.................................       --      (0.01)         --      (5.51)     (0.92)
                                                     --------   --------    --------   --------   --------
Total Distributions.................................       --      (0.01)         --      (5.51)     (0.92)
                                                     --------   --------    --------   --------   --------
Net Asset Value, End of Year........................   $13.45     $ 8.91      $13.29     $14.23     $17.23
                                                     ========   ========    ========   ========   ========
Total Return (1)....................................     51.0%     (32.9)%      (6.6)%     14.1%      57.5%
Net Assets, End of Year (000s)...................... $261,492   $151,393    $198,068   $178,307   $167,281
Ratios to Average Net Assets:
 Expenses...........................................     1.29%      0.91%       1.30%      1.39%      1.37%
 Net investment income (loss).......................    (0.65)      0.20        0.15      (0.25)     (0.52)
Portfolio Turnover Rate.............................      143%        84%         97%       123%       142%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share......................      N/A      $(0.01)*      N/A        N/A     $(0.08)*
 Expense ratio......................................      N/A       1.18%        N/A        N/A       1.40%

Small Cap Growth Fund
---------------------------------------------------
                                                                         Class B Shares
                                                     -------------------------------------------------------
                                                        2003       2002        2001       2000       1999
                                                     --------   --------    --------   --------   --------
Net Asset Value, Beginning of Year..................   $ 8.51     $12.82      $13.85     $17.01     $11.55
                                                     --------   --------    --------   --------   --------
Income (Loss) From Operations:
 Net investment loss................................    (0.14)*    (0.08)*     (0.07)*    (0.17)*    (0.17)*
 Net realized and unrealized gain (loss)............     4.37      (4.22)      (0.96)      2.52       6.55
                                                     --------   --------    --------   --------   --------
Total Income (Loss) From Operations.................     4.23      (4.30)      (1.03)      2.35       6.38
                                                     --------   --------    --------   --------   --------
Less Distributions From:
 Net realized gains.................................       --      (0.01)         --      (5.51)     (0.92)
                                                     --------   --------    --------   --------   --------
Total Distributions.................................       --      (0.01)         --      (5.51)     (0.92)
                                                     --------   --------    --------   --------   --------
Net Asset Value, End of Year........................   $12.74     $ 8.51      $12.82     $13.85     $17.01
                                                     ========   ========    ========   ========   ========
Total Return (1)....................................     49.7%     (33.6)%      (7.4)%     13.2%      56.2%
Net Assets, End of Year (000s)......................  $40,560    $45,653     $77,964   $132,219   $124,560
Ratios to Average Net Assets:
 Expenses...........................................     2.13%      1.87%       2.14%      2.14%      2.12%
 Net investment loss................................    (1.43)     (0.76)      (0.59)     (1.00)     (1.23)
Portfolio Turnover Rate.............................      143%        84%         97%       123%       142%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share......................      N/A     $(0.11)*       N/A        N/A     $(0.17)*
 Expense ratio......................................      N/A       2.14%        N/A        N/A       2.15%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
-------------------------------------------------------------------------------------------
                                                                       Class 2 Shares
                                                     --------------------------------------------------
                                                        2003     2002      2001       2000      1999
                                                     -------   -------   -------   -------    -------
Net Asset Value, Beginning of Year..................  $ 8.57    $12.86    $13.88    $17.04     $11.56
                                                     -------   -------   -------   -------    -------
Income (Loss) From Operations:
 Net investment loss................................   (0.15)*   (0.05)*   (0.08)*   (0.17)*    (0.17)*
 Net realized and unrealized gain (loss)............    4.41     (4.23)    (0.94)     2.52       6.57
                                                     -------   -------   -------   -------    -------
Total Income (Loss) From Operations.................    4.26     (4.28)    (1.02)     2.35       6.40
                                                     -------   -------   -------   -------    -------
Less Distributions From:
 Net realized gains.................................      --     (0.01)       --     (5.51)     (0.92)
                                                     -------   -------   -------   -------    -------
Total Distributions.................................      --     (0.01)       --     (5.51)     (0.92)
                                                     -------   -------   -------   -------    -------
Net Asset Value, End of Year........................  $12.83    $ 8.57    $12.86    $13.88     $17.04
                                                     =======   =======   =======   =======    =======
Total Return (1)....................................    49.7%    (33.3)%    (7.4)%    13.2%      56.3%
Net Assets, End of Year (000s)...................... $52,044   $32,369   $27,288   $16,468    $14,285
Ratios to Average Net Assets:.......................
 Expenses...........................................    2.06%     1.61%     2.07%     2.14%      2.14%
 Net investment loss................................   (1.43)    (0.50)    (0.67)    (1.00)     (1.22)
Portfolio Turnover Rate.............................     143%       84%       97%      123%       142%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share......................     N/A    $(0.08)*     N/A       N/A     $(0.17)*
 Expense ratio......................................     N/A      1.89%      N/A       N/A       2.18%

Small Cap Growth Fund
---------------------------------------------------
                                                                       Class O Shares
                                                     --------------------------------------------------
                                                        2003     2002      2001       2000      1999
                                                     -------   -------   -------   -------    -------
Net Asset Value, Beginning of Year..................  $ 9.01    $13.42    $14.34    $17.29     $11.60
                                                     -------   -------   -------   -------    -------
Income (Loss) From Operations:
 Net investment income (loss).......................   (0.03)*    0.03*     0.05*    (0.00)*#   (0.06)*
 Net realized and unrealized gain (loss)............    4.65     (4.43)    (0.97)     2.56       6.67
                                                     -------   -------   -------   -------    -------
Total Income (Loss) From Operations.................    4.62     (4.40)    (0.92)     2.56       6.61
                                                     -------   -------   -------   -------    -------
Less Distributions From:
 Net realized gains.................................      --     (0.01)       --     (5.51)     (0.92)
                                                     -------   -------   -------   -------    -------
Total Distributions.................................      --     (0.01)       --     (5.51)     (0.92)
                                                     -------   -------   -------   -------    -------
Net Asset Value, End of Year........................  $13.63    $ 9.01    $13.42    $14.34     $17.29
                                                     =======   =======   =======   =======    =======
Total Return (1)....................................    51.3%    (32.8)%    (6.4)%    14.4%      57.9%
Net Assets, End of Year (000s)......................    $835      $505      $595      $621        $67
Ratios to Average Net Assets:
 Expenses...........................................    1.09%     0.77%     1.10%     1.17%      1.24%
 Net investment income (loss).......................   (0.29)     0.30      0.37     (0.01)     (0.49)
Portfolio Turnover Rate.............................     143%       84%       97%      123%       142%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share.............     N/A     $0.01*      N/A       N/A     $(0.06)*
 Expense ratio......................................     N/A      1.01%      N/A       N/A       1.27%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Per share amounts have been calculated using the monthly average shares method.
#  Amount represents less than $0.01 per share.

          Report of Independent Auditors

To the Board of Directors of
Salomon Brothers Series Funds Inc
Salomon Brothers Capital Fund Inc
Salomon Brothers Investors Value Fund Inc and Shareholders of
Salomon Brothers All Cap Value Fund
Salomon Brothers Balanced Fund
Salomon Brothers Capital Fund Inc
Salomon Brothers International Equity Fund
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Small Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers International Equity Fund, Salomon Brothers Large Cap Growth Fund, Small Cap Growth Fund (seven of the portfolios constituting Salomon Brothers Series Funds
Inc), Salomon Brothers Capital Fund Inc, and Salomon Brothers Investors Value Fund Inc (collectively hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2004

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc, Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (each "Company" and together, the "Companies") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Companies. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling the Company's transfer agent at 1-800-446-1013.

                                                   Term of                                   Number of
                                                   Office*                                  Portfolios
                                                     and                                      in Fund
                                                   Length                                     Complex
                             Position(s) Held with of Time     Principal Occupation(s)       Overseen   Other Board Memberships
Name, Address and Age               Company        Served        During Past 5 Years        by Director    Held by Director
---------------------        --------------------- ------- -------------------------------- ----------- -----------------------
Non-Interested Directors:
Andrew L. Breech/(2),(3)/          Director         Since  President, Dealer Operating          3                None
2120 Wilshire Blvd.                                 1991   Control Service, Inc.
Santa Monica, CA 90403
Age 51

Carol L. Colman                    Director         Since  President, Colman Consulting Co.     35               None
Colman Consulting Co.                               1998
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel Cronin/(1)/                 Director         Since  Associate General Counsel,           32               None
Pfizer Inc.                                         1998   Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

William R. Dill/(2),(3)/           Director         Since  Retired                              3                None
25 Birch Lane                                       1985
Cumberland Foreside, ME
 04110
Age 73

Leslie H. Gelb/(1)/                Director         Since  President Emeritus and Senior        32      Director of two
The Council on                                      2002   Board Fellow, The Council on                 registered investment
Foreign Relations                                          Foreign Relations; formerly,                 companies advised by
58 East 68th Street                                        Columnist, Deputy Editorial Page             Advantage Advisers, Inc
New York, NY 10021                                         Editor, Op-Ed Page, The New York             ("Advantage")
Age 66                                                     Times

Clifford M. Kirtland,              Director         Since  Retired                              3                None
 Jr./(2),(3)/                                       1987
9 Parkway Square
4200 Northside Parkway
Atlanta, GA 30327
Age 79

Louis P. Mattis/(2),(3)/           Director         Since  Principal, Mattis & Co. LLP          3       Director of Epgenix
446 Oak Ridge Rd.                                   1986
Snowmass Village, CO 81615
Age 62

William R. Hutchinson 535          Director         Since  President, WR Hutchinson &           42      Director, Associated
N. Michigan Suite                                   2003   Associates, Inc. (consultant);               Banc-Corp.
1012 Chicago, IL 60611 Age                                 Group Vice President, Mergers &
61                                                         Acquisitions, BP p.l.c.

          Additional Information
          (unaudited) (continued)

                                           Term of                                     Number of
                                           Office*                                    Portfolios
                                             and                                        in Fund
                                           Length                                       Complex
Name, Address and    Position(s) Held with of Time      Principal Occupation(s)        Overseen   Other Board Memberships
Age                         Company        Served         During Past 5 Years         by Director    Held by Director
---                  --------------------- ------- ---------------------------------- ----------- -----------------------
Dr. Riordan           Director              Since  Professor and Director, Latin          32       Director, The Latin
 Roett/(1)/                                 2002   American Studies Program, Paul H.               American Equity Fund,
The Johns                                          Nitze School of Advanced                        Inc.
 Hopkins University                                International Studies, The Johns
1710 Massachusetts                                 Hopkins University
 Ave., NW
Washington, DC 20036
Age 66

Jeswald W.            Director              Since  Henry J. Braker Professor of           32       Director of two
 Salacuse/(1)/                              2002   Commercial Law and formerly                     registered investment
Tufts University                                   Dean, The Fletcher School of Law                companies advised by
The Fletcher                                       & Diplomacy, Tufts University;                  Advantage
School of Law &                                    Former Fulbright Distinguished
Diplomacy                                          Chair in Comparative Law,
160 Packard Avenue                                 University of Trento, Italy
Medford, MA 02115
Age 66

Thomas F.             Director              Since  Of Counsel to Blackwell Sanders         3               None
 Schlafly/(2),(3)/                          1986   Peper Martin LLP; President, The
720 Olive Street                                   Saint Louis Brewery, Inc.
St. Louis, MO 63101
Age 55

Interested Director:
R. Jay Gerken, CFA**  Chairman, President   Since  Managing Director of Citigroup         221               N/A
Citigroup Asset       and Chief Executive   2002   Global Markets Inc. ("CGM");
 Management           Officer                      Chairman, President and Chief
("CAM")                                            Executive Officer of Smith Barney
399 Park Avenue,                                   Fund Management LLC ("SBFM"),
 4th Floor                                         Travelers Investment Adviser, Inc.
New York, NY 10022                                 ("TIA") and Citi Fund
Age 52                                             Management Inc. ("CFM");
                                                   President and Chief Executive
                                                   Officer of certain mutual funds
                                                   associated with Citigroup Inc.
                                                   ("Citigroup"); Formerly, Portfolio
                                                   Manager of Smith Barney
                                                   Allocation Series Inc. (from 1996
                                                   to 2001) and Smith Barney
                                                   Growth and Income Fund (from
                                                   1996 to 2000)
Officers:
Andrew B. Shoup       Treasurer***          Since  Director of CAM; Senior Vice           N/A               N/A
CAM                   Senior Vice           2004   President and Chief
125 Broad Street      President and Chief   Since  Administrative Officer of mutual
10th Floor            Administrative        2003   funds associated with Citigroup;
New York, NY 10004    Officer                      Treasurer of certain mutual funds
Age 47                                             associated with Citigroup;
                                                   Head of International Funds
                                                   Administration of CAM (from
                                                   2001 to 2003); Director of Global
                                                   Funds Administration of CAM
                                                   (from 2000 to 2001); Head of U.S.
                                                   Citibank Funds Administration of
                                                   CAM (from 1998 to 2000)

          Additional Information
          (unaudited) (continued)

                                                       Term of                                 Number of
                                                       Office*                                Portfolios
                                                         and                                    in Fund
                                                       Length            Principal              Complex
                                 Position(s) Held with of Time  Occupation(s) During Past 5    Overseen   Other Board Memberships
Name, Address and Age                   Company        Served              Years              by Director    Held by Director
---------------------            --------------------- ------- ------------------------------ ----------- -----------------------
Robert E. Amodeo/(1)/               Executive Vice      Since  Managing Director (since           N/A               N/A
CAM                                 President           2002   2002) and Director (from 1999
399 Park Avenue, 4th Floor                                     to 2002), Salomon Brothers
New York, NY 10022                                             Asset Management Inc
Age 37                                                         ("SBAM") and CGM; Vice
                                                               President (from 1992 to
                                                               1999), SBAM and CGM

Charles K. Bardes/(1)/              Executive Vice      Since  Vice President of SBAM and CGM     N/A               N/A
CAM                                 President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

John B. Cunningham, CFA/(1),(2)/    Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

James E. Craige, CFA/(1)/           Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           1995   since 2001, Director of SBAM
399 Park Avenue, 4th Floor                                     and CGM prior to 2001
New York, NY 10022
Age 37

Thomas A. Croak/(1)/                Executive Vice      Since  Vice President of SBAM and CGM     N/A               N/A
CAM                                 President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Robert M. Donahue, Jr./(3)/         Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           1998   since 2001, Director and
399 Park Avenue, 4th Floor                                     equity analyst with SBAM
New York, NY 10022                                             prior to 2001
Age 36

Thomas K. Flanagan, CFA             Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           1995   (since 1999), Director of
399 Park Avenue, 4th Floor                                     SBAM and CGM (1991 to 1999)
New York, NY 10022
Age 50

John G. Goode/(1)/                  Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable/(1)/                 Executive Vice      Since  Managing Director of SBAM          N/A               N/A
CAM                                 President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

          Additional Information
          (unaudited) (continued)


                                                 Term of                                      Number of
                                                 Office*                                     Portfolios
                                                   and                                         in Fund
                                                 Length                                        Complex
                           Position(s) Held with of Time       Principal Occupation(s)        Overseen   Other Board Memberships
Name, Address and Age             Company        Served          During Past 5 Years         by Director    Held by Director
---------------------      --------------------- ------- ----------------------------------- ----------- -----------------------

Kevin Kennedy/(1)/            Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger M. Lavan, CFA/(1)/      Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

Mark J. McAllister/(2)/       Executive Vice      Since  Managing Director of SBAM;              N/A               N/A
CAM                           President           2000   Executive VP JLW Capital
399 Park Avenue                                          Management Inc. -- March 1998 to
New York, NY 10022                                       May 1999; prior to March 1998 VP at
Age 41                                                   Cohen & Steers Capital
                                                         Management, Inc.

Ross S. Margolies/(3)/        Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           1998
399 Park Avenue
New York, NY 10022
Age 45

Nancy Noyes/(1)/              Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Maureen O'Callaghan/(1)/      Executive Vice      Since  Managing Director (since January        N/A               N/A
CAM                           President           1997   2001) and Previously Director and
399 Park Avenue, 4th Floor                               Vice President (prior to 2001) of
New York, NY 10022                                       SBAM
Age 40

Beth A. Semmel, CFA/(1)/      Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA/(1)/      Executive Vice      Since  Managing Director of SBAM               N/A               N/A
CAM                           President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

George J. Williamson/(1)/     Executive Vice      Since  Director of SBAM                        N/A               N/A
CAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 69

          Additional Information
          (unaudited) (continued)

                                                   Term of                                 Number of
                                                   Office*                                Portfolios
                                                     and                                    in Fund
                                                   Length            Principal              Complex
                             Position(s) Held with of Time  Occupation(s) During Past 5    Overseen   Other Board Memberships
Name, Address and Age               Company        Served              Years              by Director    Held by Director
---------------------        --------------------- ------- -----------------------------  ----------- -----------------------
Andrew Beagley                Vice President and    Since  Director of CGM (since 2000);      N/A               N/A
CAM                           Chief Anti-           2002   Director of Compliance, North
399 Park Avenue, 4th Floor    Money Laundering             America, CAM (since 2000);
New York, NY 10022            Compliance Officer           Chief of Anti-Money
Age 40                                                     Laundering Compliance Officer
                                                           and Vice President of certain
                                                           mutual funds associated with
                                                           Citigroup; Director of
                                                           Compliance, Europe, the
                                                           Middle East and Africa, CAM
                                                           (from 1999 to 2000);
                                                           Compliance Officer, Salomon
                                                           Brothers Asset Management
                                                           Limited, Smith Barney Global
                                                           Capital Management Inc.,
                                                           Salomon Brothers Asset
                                                           Management Asia Pacific
                                                           Limited (from 1997 to 1999)

Frances M. Guggino            Controller            Since  Vice President of                  N/A               N/A
CAM                                                 2002   CGM; Controller of certain
125 Broad Street, 10th Floor                               mutual funds associated with
New York, NY 10004                                         Citigroup
Age 45

Robert I. Frenkel             Secretary and Chief   Since  Managing Director and General      N/A               N/A
CAM                           Legal Officer         2003   Counsel of Global Mutual
300 First Stamford Place                                   Funds for CAM and its
4th Floor                                                  predecessor (since 1994);
Stamford, CT 06902                                         Secretary of CFM; Secretary
Age 48                                                     and Chief Legal Officer of
                                                           mutual funds associated with
                                                           Citigroup

--------
  *Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
 **Mr. Gerken is an "interested person" of the Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***As of January 20, 2004 for Salomon Brothers Series Funds Inc only.
(1)Salomon Brothers Series Funds Inc only.
(2)Salomon Brothers Investors Value Fund Inc only.
(3)Salomon Brothers Capital Fund Inc only.

          Tax Information
          (unaudited)

For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 2003:

   . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                        All Cap Value Fund..       100%
                        Balanced Fund.......     24.88
                        Capital Fund........       100
                        Investors Value Fund       100

   . Total long-term capital gain distributions paid:

                            Balanced Fund  $642,782

   . For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

A total of 1.52% of the ordinary dividends paid by the Capital Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

          Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Inc.
    P.O. Box 9764
    Providence, Rhode Island 02940-9764

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

DIRECTORS
Andrew L. Breech*,***
Carol L. Colman
Daniel P. Cronin**
William R. Dill*,***
Leslie H. Gelb**
R. Jay Gerken, CFA
William R. Hutchinson
Clifford M. Kirtland, Jr.*,***
Louis P. Mattis*,***
Dr. Riodan Roett**
Jeswald W. Salacuse**
Thomas F. Schlafly*,***

OFFICERS
R. Jay Gerken, CFA
    Chairman, President and Chief Executive Officer
Andrew B. Shoup#
    Senior Vice President and Chief Administrative Officer

OFFICERS (continued)
Robert E. Amodeo**
    Executive Vice President
Charles K. Bardes**
    Executive Vice President
James E. Craige, CFA**
    Executive Vice President
John B. Cunningham, CFA*
    Executive Vice President
Thomas K. Flanagan, CFA**
    Executive Vice President
John G. Goode**
    Executive Vice President
Peter J. Hable**
    Executive Vice President
Kevin Kennedy**
    Executive Vice President
Roger M. Lavan, CFA**
    Executive Vice President
Ross S. Margolies***
    Executive Vice President
Mark J. McAllister*
    Executive Vice President
Nancy Noyes**
    Executive Vice President
Beth A. Semmel, CFA**
    Executive Vice President
Peter J. Wilby, CFA**
    Executive Vice President
George J. Williamson**
    Executive Vice President
Thomas A. Croak**
    Executive Vice President
Robert M. Donahue, JR.***
    Executive Vice President
Maureen O'Callaghan**
    Executive Vice President
Andrew Beagley
    Vice President and Chief Anti-Money Laundering Compliance Officer
Frances M. Guggino
    Controller
Robert I. Frenkel
    Secretary and Chief Legal Officer
--------------------------------------------------------------------------------
   *Salomon Brothers Investors Value Fund Inc only
  **Salomon Brothers Series Funds Inc only
 ***Salomon Brothers Capital Fund Inc only
   #Elected Treasurer as of January 20, 2004 for Salomon Brothers Series Funds
    Inc only

[LOGO] SALOMON
       BROTHERS
       Asset Management
SALOMON BROTHERS ASSET MANAGEMENT
399 Park Avenue
New York, New York 10022
WWW.SBAM.COM

(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC

SBSEQANN 12/03  04-6125

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Directors of the registrant has determined that William
          R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.


          (a) Audit Fees for Salomon Brothers Capital Fund Inc were $47,545 and $43,300 for the years ended 12/31/03 and 12/31/02, respectively. These amounts represent aggregate fees paid to the Accountant in connection with the annual audit of the Salomon Brothers Capital Fund Inc's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

          (b) Audit-Related Fees for Salomon Brothers Capital Fund Inc of $0 and $0 for the years ended 12/31/03 and 12/31/02.

               In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Capital Fund Inc ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

          (c) Tax Fees for Salomon Brothers Capital Fund Inc of $3,500 and $3,500 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Capital Fund Inc.

               There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

          (d) There were no All Other Fees for Salomon Brothers Capital Fund Inc for the years ended 12/31/03 and 12/31/02.

               ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Capital Fund Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

          (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.


          (f)  N/A

          (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Capital Fund Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Capital Fund Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

          (h) Yes. The Salomon Brothers Capital Fund Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Capital Fund Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Capital Fund Inc


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Brothers Capital Fund Inc

Date: March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Brothers Capital Fund Inc

Date: March 10, 2004


By:  /s/ Andrew B. Shoup
     Andrew B. Shoup
     Chief Administrative Officer of
     Salomon Brothers Capital Fund Inc

Date: March 10, 2004